UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22025

Voya Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)       The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2023
Classes A, I, R6 and W
Fixed-Income Fund
■
Voya Investment Grade Credit Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (https://individuals.voya.com/literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Benchmark Descriptions

Index	Description
Bloomberg U.S. Corporate Bond Index	The index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.
1

Voya Investment Grade Credit Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Corporate Bonds/Notes	93.3%
U.S. Treasury Obligations	3.2%
Preferred Stock	0.2%
Assets in Excess of Other Liabilities*	3.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Investment Grade Credit Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Anil Katarya, CFA, and Travis King, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s Class A shares returned -6.83%, compared to the Bloomberg U.S. Corporate Bond Index (the “Index” or “Bloomberg U.S. Corporate”), which returned -5.55% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. Underperformance was driven primarily by the Fund’s allocation to high yield debt, where the Fund may invest up to 10% in accordance with its principal investment strategies. The allocation consisted primarily of down-in-capital structure securities of investment grade (“IG”) rated issuers, mostly in the banking and communications sectors, which underperformed amid a move wider in spreads seen over the course of the reporting period. The Fund’s allocation to Treasuries and cash also detracted from relative performance. Security selection was modestly positive for the period, led by banking where we held a preference for money center banks over regionals. Selection was also positive across electrics, real estate investment trusts (“REITs”), consumer non-cyclicals and transportation.
The Fund tactically deployed credit default swaps during the period to hedge the credit risk of the portfolio, which was additive to performance.
Current Strategy & Outlook: In our opinion, fundamental factors remain reasonably supportive overall, but we expect further downward pressure as growth slows. As first quarter 2023 earnings kick off, all eyes will be on regional banks to see if deposit outflows have stabilized. Market expectations for the S&P 500 are for 2% revenue growth and -5.5% earnings growth. Margins are also expected to remain under pressure, with consensus estimates predicting a 7.5% decline. While debt growth remains low for IG issuers, the fall in earnings before interest, taxes, depreciation and amortization (“EBITDA”) from lower earnings is weighing on leverage levels, with net
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

United States Treasury Bond, 3.875%, 02/15/43	1.0%
United States Treasury Note, 3.500%, 02/15/33	1.0%
United States Treasury Bond, 4.000%, 11/15/52	0.8%
Morgan Stanley, 6.342%, 10/18/33	0.8%
Bank of America Corp., 2.687%, 04/22/32	0.8%
JPMorgan Chase & Co., 0.969%, 06/23/25	0.7%
Morgan Stanley, 1.512%, 07/20/27	0.6%
Mitsubishi UFJ Financial Group, Inc., 5.441%, 02/22/34	0.6%
Morgan Stanley, 5.297%, 04/20/37	0.5%
Trane Technologies Luxembourg Finance SA, 3.550%, 11/01/24	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
leverage for fourth quarter 2022 coming in higher than pre-Covid levels. With that said, management teams have remained conservative as earnings payout ratios have also declined.
In our view, market technical factors are less supportive entering the second quarter. Supply came in below expectations due to volatility that stemmed from the banking crisis in March, which we believe will likely result in an uptick in new issuance to start the quarter and could weigh on spreads. Additionally, rate volatility spiked with a flight to quality from the stress in the banking sector and the repricing of Fed futures. Yields remain attractive and we believe demand will pick up once volatility recedes, but hedging costs remain elevated which will likely continue to hamper foreign demand,in our view.
IG spreads widened to 163 basis points from 115 basis points in February as the stress in the banking sector spilled over into other sectors. Ultimately, the market did not view the situation as systemic, and buyers emerged at wider levels, driving the Index option-adjusted spread (“OAS”) back to 138 basis points by quarter end. Year to date spreads are just 8 basis points wider but have already traded in a 50 bp range. With much of the widening retraced, valuations look less appealing, although we still see some room for performance in the near term. We prefer to stay liquid in the event we want to move the Fund into a more defensive position as valuations tighten. Longer term, we still see risk to spreads at these levels, as the likely tightening of lending standards by U.S. banks increases the risk of recession later in the year. We expect macro numbers and corporate earnings to begin showing more weakness in the coming months.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Portfolio Managers’ Report	Voya Investment Grade Credit Fund

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	Since Inception of Classes A, I and R6 August 3, 2016	Since Inception of Class W August 1, 2017
Including Sales Charge:
Class A(1)	-9.15%	1.07%	1.20%	—
Class I	-6.48%	1.87%	1.85%	—
Class R6	-6.58%	1.85%	1.83%	—
Class W	-6.52%	1.83%	—	1.43%
Excluding Sales Charge:
Class A	-6.83%	1.57%	1.58%	—
Class I	-6.48%	1.87%	1.85%	—
Class R6	-6.58%	1.85%	1.83%	—
Class W	-6.52%	1.83%	—	1.43%
Bloomberg U.S. Corporate	-5.55%	1.62%	1.48%	1.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Investment Grade Credit Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

3

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*
Class A	$1,000.00	$1,070.10	0.90%	$4.64	$1,000.00	$1,020.44	0.90%	$4.53
Class I	1,000.00	1,072.50	0.65	3.36	1,000.00	1,021.69	0.65	3.28
Class R6	1,000.00	1,071.50	0.63	3.25	1,000.00	1,021.79	0.63	3.18
Class W	1,000.00	1,072.70	0.65	3.36	1,000.00	1,021.69	0.65	3.28

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Investment Grade Credit Fund and the Board of Trustees of Voya Separate Portfolios Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Investment Grade Credit Fund (the “Fund”) (one of the funds constituting Voya Separate Portfolios Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Separate Portfolios Trust) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 30, 2023
5

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2023

ASSETS:
Investments in securities at fair value+*	$110,729,561
Short-term investments at fair value†	2,014,635
Cash	2,613,589
Cash collateral for futures contracts	350,975
Receivables:
Investment securities sold	3,410,029
Fund shares sold	120,762
Interest	1,146,914
Prepaid expenses	42,624
Reimbursement due from Investment Adviser	9,934
Other assets	5,020
Total assets	120,444,043
LIABILITIES:
Income distribution payable	8,284
Payable for investment securities purchased	3,522,308
Payable for fund shares redeemed	208,638
Payable upon receipt of securities loaned	2,014,635
Variation margin payable on futures contracts	54,193
Payable for investment management fees	48,580
Payable for distribution and shareholder service fees	186
Payable to trustees under the deferred compensation plan (Note 6)	5,020
Payable for trustee fees	1,346
Other accrued expenses and liabilities	74,470
Total liabilities	5,937,660
NET ASSETS	$114,506,383
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$154,023,033
Total distributable loss	(39,516,650)
NET ASSETS	$114,506,383
+ Including securities loaned at value	$1,952,887
* Cost of investments in securities	$113,195,004
† Cost of short-term investments	$2,014,635
See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2023 (continued)

Class A
Net assets	$890,343
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	96,950
Net asset value and redemption price per share†	$9.18
Maximum offering price per share (2.50%)(1)	$9.42
Class I
Net assets	$50,092,331
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,447,313
Net asset value and redemption price per share	$9.20
Class R6
Net assets	$12,222,335
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,330,710
Net asset value and redemption price per share	$9.18
Class W
Net assets	$51,301,374
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,595,518
Net asset value and redemption price per share	$9.17

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the year ended March 31, 2023

INVESTMENT INCOME:
Dividends	$24,750
Interest	10,777,792
Securities lending income, net	9,800
Total investment income	10,812,342
EXPENSES:
Investment management fees	1,275,803
Distribution and shareholder service fees:
Class A	2,167
Transfer agent fees:
Class A	1,445
Class I	27,856
Class P(1)	186
Class R6	6,937
Class SMA(2)	1,707
Class W	63,874
Shareholder reporting expense	10,050
Registration fees	113,509
Professional fees	35,202
Custody and accounting expense	52,433
Trustee fees	5,176
Miscellaneous expense	19,625
Total expenses	1,615,970
Waived and reimbursed fees	(827,586)
Net expenses	788,384
Net investment income	10,023,958
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(33,761,207)
Futures	22,029
Swaps	177,006
Net realized loss	(33,562,172)
Net change in unrealized appreciation (depreciation) on:
Investments	9,415,219
Futures	(67,802)
Net change in unrealized appreciation (depreciation)	9,347,417
Net realized and unrealized loss	(24,214,755)
Decrease in net assets resulting from operations	$(14,190,797)

(1)
Class P was fully redeemed on close of business March 30, 2023.

(2)
Class SMA was fully redeemed on close of business March 31, 2023.

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
FROM OPERATIONS:
Net investment income	$10,023,958	$5,789,195
Net realized loss	(33,562,172)	(1,505,589)
Net change in unrealized appreciation (depreciation)	9,347,417	(14,483,722)
Decrease in net assets resulting from operations	(14,190,797)	(10,200,116)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(28,185)	(40,638)
Class I	(1,505,686)	(1,456,495)
Class P(1)	(6,117,614)	(6,876,337)
Class R6	(389,668)	(17,976)
Class SMA(2)	(134,318)	(156,764)
Class W	(1,683,946)	(16,697)
Return of capital:
Class A	—	(1,262)
Class I	—	(48,451)
Class P(1)	—	(161,635)
Class R6	—	(790)
Class SMA(2)	—	(3,541)
Class W	—	(483)
Total distributions	(9,859,417)	(8,781,069)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	115,909,789	59,106,722
Reinvestment of distributions	9,307,748	8,620,244
	125,217,537	67,726,966
Cost of shares redeemed	(198,827,298)	(39,881,724)
Net increase (decrease) in net assets resulting from capital share transactions	(73,609,761)	27,845,242
Net increase (decrease) in net assets	(97,659,975)	8,864,057
NET ASSETS:
Beginning of year or period	212,166,358	203,302,301
End of year or period	$114,506,383	$212,166,358

(1)
Class P was fully redeemed on close of business March 30, 2023.

(2)
Class SMA was fully redeemed on close of business March 31, 2023.

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-23	10.18	0.31•	(1.01)	(0.70)	0.30	—	—	0.30	—	9.18	(6.83)	0.98	0.90	0.90	3.32	890	269
03-31-22	11.04	0.20•	(0.71)	(0.51)	0.22	0.12	0.01	0.35	—	10.18	(4.85)	1.06	0.90	0.90	1.84	934	259
03-31-21	10.60	0.22•	1.02	1.24	0.24	0.56	—	0.80	—	11.04	11.53	1.03	0.90	0.90	1.90	1,329	349
03-31-20	10.68	0.28•	0.25	0.53	0.29	0.32	—	0.61	—	10.60	4.80	1.05	0.90	0.90	2.55	421	553
03-31-19	10.61	0.34	0.10	0.44	0.33	0.04	—	0.37	—	10.68	4.35	1.10	0.90	0.90	3.23	223	501
Class I
03-31-23	10.19	0.33•	(1.00)	(0.67)	0.32	—	—	0.32	—	9.20	(6.48)	0.66	0.65	0.65	3.60	50,092	269
03-31-22	11.05	0.23•	(0.72)	(0.49)	0.24	0.12	0.01	0.37	—	10.19	(4.60)	0.66	0.65	0.65	2.11	35,622	259
03-31-21	10.61	0.24•	1.03	1.27	0.27	0.56	—	0.83	—	11.05	11.80	0.64	0.64	0.64	2.11	20,147	349
03-31-20	10.68	0.32•	0.25	0.57	0.32	0.32	—	0.64	—	10.61	5.16	0.65	0.65	0.65	2.84	1,595	553
03-31-19	10.61	0.36•	0.11	0.47	0.36	0.04	—	0.40	—	10.68	4.60	0.69	0.65	0.65	3.50	2,327	501
Class R6
03-31-23	10.18	0.34•	(1.02)	(0.68)	0.32	—	—	0.32	—	9.18	(6.58)	0.66	0.63	0.63	3.70	12,222	269
03-31-22	11.04	0.24•	(0.72)	(0.48)	0.25	0.12	0.01	0.38	—	10.18	(4.59)	1.27	0.63	0.63	2.20	521	259
03-31-21	10.61	0.27•	0.99	1.26	0.27	0.56	—	0.83	—	11.04	11.72	1.41	0.63	0.63	2.28	80	349
03-31-20	10.68	0.31•	0.27	0.58	0.33	0.32	—	0.65	—	10.61	5.18	1.35	0.63	0.63	2.82	87	553
03-31-19	10.61	0.36	0.11	0.47	0.36	0.04	—	0.40	—	10.68	4.63	1.90	0.63	0.63	3.51	3	501
Class W
03-31-23	10.16	0.34•	(1.01)	(0.67)	0.32	—	—	0.32	—	9.17	(6.52)	0.73	0.65	0.65	3.70	51,301	269
03-31-22	11.02	0.23•	(0.72)	(0.49)	0.24	0.12	0.01	0.37	—	10.16	(4.62)	0.81	0.65	0.65	2.10	386	259
03-31-21	10.59	0.25•	1.01	1.26	0.27	0.56	—	0.83	—	11.02	11.72	0.78	0.65	0.65	2.16	327	349
03-31-20	10.67	0.31•	0.25	0.56	0.32	0.32	—	0.64	—	10.59	5.07	0.80	0.65	0.65	2.83	3	553
03-31-19	10.60	0.36	0.11	0.47	0.36	0.04	—	0.40	—	10.67	4.61	0.85	0.65	0.65	3.50	3	501

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023

NOTE 1 — ORGANIZATION
Voya Separate Portfolios Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya Investment Grade Credit Fund (“Investment Grade Credit” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class I, Class R6 and Class W. The separate classes of shares differ principally in the type of shareholder permitted to invest in each class and in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2023, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2023, the Fund had an average notional value of $24,206,886 and $16,137,284 on futures contracts purchased and sold, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at March 31, 2023.
E. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund distributes capital gains, if any, annually. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
G. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.
Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
I. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of the swap contract is recorded on the Fund’s Statement of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, the Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
The Fund may sell credit default swaps which expose the Fund to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
During the year ended March 31, 2023, the Fund had bought and sold credit protection on credit default swap indices (“CDX”) with an average notional amounts of $11,205,449 and $6,891,677 respectively, to hedge the credit risk associated with various sectors within the credit market and to gain additional exposure to various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy or sell protection at March 31, 2023.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2023, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
Purchases	Sales
$353,331,561	$428,696,975
U.S. government securities not included above were as follows:
Purchases	Sales
$286,701,713	$284,745,190
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A shares of the Fund have a plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor
is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class A shares of the Fund pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the year ended March 31, 2023, the Distributor retained the following amounts in sales charges:
Class A
Initial Sales Charges:	$41
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2023, the following affiliated investment company owned more than 5% of the Fund:
Affiliated Investment Company	Percentage
Voya Global Perspectives Fund	10.30%
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2023, the Fund did not pay any amounts for affiliated recordkeeping services.

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Class A	Class I	Class R6	Class W
0.90%	0.65%	0.63%	0.65%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:
March 31,
2024	2025	2026	Total
$ —	$3,093	$8,868	$11,961
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2023, are as follows:
	March 31,
	2024	2025	2026	Total
Class A	$1,427	$1,987	$865	$4,279
Class R6	774	2,567	2,112	5,453
Class W	187	743	33,535	34,465
The Expense Limitation Agreement is contractual through August 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022. Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund did not utilize the line of credit during the year ended March 31, 2023.

NOTE 9 — CAPITAL SHARES TRANSACTIONS
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2023	16,984	—	3,082	(14,843)	5,223	156,142	—	28,154	(138,567)	45,729
3/31/2022	100,621	—	3,719	(133,052)	(28,712)	1,134,829	—	41,410	(1,474,968)	(298,729)
Class I
3/31/2023	3,084,593	—	164,281	(1,297,274)	1,951,600	28,524,232	—	1,501,966	(11,914,702)	18,111,496
3/31/2022	4,679,299	—	135,380	(3,142,778)	1,671,901	52,386,128	—	1,504,931	(34,123,768)	19,767,291
18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class P(1)
3/31/2023	—	—	623,799	(17,410,296)	(16,786,497)	—	—	5,704,378	(160,063,433)	(154,359,055)
3/31/2022	285,632	—	633,494	(215,633)	703,493	3,000,005	—	7,037,972	(2,400,000)	7,637,977
Class R6
3/31/2023	1,531,753	—	42,819	(295,004)	1,279,568	14,488,394	—	389,633	(2,714,362)	12,163,665
3/31/2022	86,006	—	1,700	(43,782)	43,924	962,374	—	18,754	(458,741)	522,387
Class SMA(2)
3/31/2023	79,599	—	—*	(457,179)	(377,580)	736,366	—	—*	(4,176,800)	(3,440,434)
3/31/2022	118,067	—	—*	(104,001)	14,066	1,281,453	—	—*	(1,166,736)	114,717
Class W
3/31/2023	7,542,667	—	185,648	(2,170,739)	5,557,576	72,004,655	—	1,683,617	(19,819,434)	53,868,838
3/31/2022	30,368	—	1,546	(23,614)	8,300	341,933	—	17,177	(257,511)	101,599

*
Share amount is less than 0.500 per share or $0.50.

(1)
Class P was fully redeemed on close of business March 30, 2023.

(2)
Class SMA was fully redeemed on close of business March 31, 2023.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of capital loss carryforwards, futures contracts, paydowns, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2023	Year Ended March 31, 2022
Ordinary Income	Ordinary Income	Long-term Capital Gain	Return of Capital
$9,859,417	$6,119,323	$2,445,584	$216,162

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2023 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards				Total Distributable Earnings/(Loss)
		Amount	Character	Expiration	Other
$99,000	$(7,299,816)	$(11,063,177)	Short-term	None	$(8,284)	$(39,516,650)
		(21,244,373)	Long-term	None
$(32,307,550)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2023:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$88,490	$(88,490)	$—
BNP Paribas	138,262	(138,262)	—
Citigroup Global Markets Inc.	114,277	(114,277)	—
Cowen Excecution Services LLC	138,165	(138,165)	—
Goldman, Sachs & Co. LLC	189,189	(189,189)	—
HSBC Securities (USA) Inc.	207,276	(207,276)	—
Morgan Stanley & Co. LLC	141,336	(141,336)	—
National Bank Financial Inc	174,986	(174,986)	—
National Financial Services LLC	193,323	(193,323)	—
Scotia Capital (USA) INC	56,536	(56,536)	—
State Street Bank and Trust Company	96,591	(96,591)	—
TD Prime Services LLC	137,443	(137,443)	—
UBS AG	79,165	(79,165)	—
US Bancorp Investments	60,059	(60,059)	—
Wells Fargo Bank NA	137,789	(137,789)	—
Total	$1,952,887	$(1,952,887)	$—

(1)
Cash Collateral with a fair value of $2,014,635 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 13 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 14 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Fund’s financial statements.

21

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 16 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2023, the Fund declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0245	May 1, 2023	Daily
Class I	$0.0264	May 1, 2023	Daily
Class R6	$0.0265	May 1, 2023	Daily
Class W	$0.0263	May 1, 2023	Daily
Line of Credit Renewal: Effective June 13, 2023, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.3%
	Basic Materials: 3.1%
200,000 (1)	Anglo American Capital PLC, 5.625%, 04/01/2030	$201,403	0.2
246,000	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	251,105	0.2
170,000	Dow Chemical Co., 4.375%, 11/15/2042	147,477	0.1
56,000 (2)	Dow Chemical Co/The, 6.300%, 03/15/2033	60,978	0.1
143,000 (1)	Georgia-Pacific LLC, 0.625%, 05/15/2024	136,256	0.1
200,000 (1)	International Flavors & Fragrances, Inc., 1.832%, 10/15/2027	169,913	0.1
51,000	LYB International Finance III LLC, 3.625%, 04/01/2051	36,333	0.0
62,000	LYB International Finance III LLC, 4.200%, 05/01/2050	48,579	0.0
40,000	Mosaic Co/The, 4.875%, 11/15/2041	36,076	0.0
212,000	Mosaic Co/The, 5.450%, 11/15/2033	213,352	0.2
61,000	Mosaic Co/The, 5.625%, 11/15/2043	59,599	0.1
96,000 (1)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	84,926	0.1
113,000 (1)	Newcrest Finance Pty Ltd., 4.200%, 05/13/2050	90,222	0.1
90,000 (1)	Northern Star Resources Ltd., 6.125%, 04/11/2033	89,375	0.1
103,000	Nucor Corp., 4.300%, 05/23/2027	101,278	0.1
467,000	Nutrien Ltd., 2.950%, 05/13/2030	411,433	0.4
83,000	Nutrien Ltd., 4.125%, 03/15/2035	74,348	0.1
123,000	Nutrien Ltd., 4.900%, 03/27/2028	123,057	0.1
46,000	Nutrien Ltd., 5.800%, 03/27/2053	47,435	0.0
70,000	Nutrien Ltd., 5.950%, 11/07/2025	72,032	0.1
208,000 (1)	OCI NV, 6.700%, 03/16/2033	207,712	0.2
106,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	73,234	0.1
156,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	160,515	0.1
167,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	172,220	0.1
226,000	RPM International, Inc., 2.950%, 01/15/2032	183,931	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
303,000 (1)	South32 Treasury Ltd., 4.350%, 04/14/2032	$270,451	0.2
38,000	Westlake Corp., 3.125%, 08/15/2051	24,220	0.0
		3,547,460	3.1
	Communications: 8.2%
40,000	Amazon.com, Inc., 2.100%, 05/12/2031	34,208	0.0
282,000	Amazon.com, Inc., 3.100%, 05/12/2051	213,904	0.2
199,000	Amazon.com, Inc., 3.250%, 05/12/2061	146,878	0.1
142,000 (2)	Amazon.com, Inc., 3.600%, 04/13/2032	134,977	0.1
63,000	Amazon.com, Inc., 3.950%, 04/13/2052	55,985	0.0
244,000	Amazon.com, Inc., 4.100%, 04/13/2062	215,061	0.2
133,000	Amazon.com, Inc., 4.550%, 12/01/2027	135,080	0.1
88,000	Amazon.com, Inc., 4.700%, 12/01/2032	90,265	0.1
318,000	AT&T, Inc., 3.500%, 06/01/2041	251,239	0.2
303,000	AT&T, Inc., 3.550%, 09/15/2055	217,880	0.2
497,000	AT&T, Inc., 3.650%, 09/15/2059	355,783	0.3
182,000	AT&T, Inc., 3.800%, 12/01/2057	135,427	0.1
210,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 02/01/2031	171,954	0.2
125,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	102,364	0.1
80,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.300%, 02/01/2032	61,008	0.1
56,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.800%, 04/01/2031	45,106	0.0
216,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.950%, 06/30/2062	137,136	0.1

See Accompanying Notes to Financial Statements
23

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
195,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	$148,822	0.1
13,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/2045	12,330	0.0
102,000	Comcast Corp., 1.950%, 01/15/2031	84,924	0.1
232,000	Comcast Corp., 2.887%, 11/01/2051	158,587	0.1
374,000	Comcast Corp., 2.937%, 11/01/2056	249,389	0.2
43,000	Comcast Corp., 3.200%, 07/15/2036	36,263	0.0
224,000	Comcast Corp., 3.250%, 11/01/2039	182,009	0.2
128,000	Comcast Corp., 3.900%, 03/01/2038	114,750	0.1
101,000	Comcast Corp., 4.000%, 08/15/2047	85,800	0.1
23,000	Comcast Corp., 5.350%, 11/15/2027	23,961	0.0
190,000	Comcast Corp., 5.650%, 06/15/2035	204,125	0.2
63,000	Comcast Corp., 6.500%, 11/15/2035	72,538	0.1
163,000	Discovery Communications LLC, 4.875%, 04/01/2043	132,676	0.1
57,000	Discovery Communications LLC, 5.300%, 05/15/2049	47,606	0.0
83,000	Meta Platforms, Inc., 3.500%, 08/15/2027	80,202	0.1
517,000	Meta Platforms, Inc., 4.450%, 08/15/2052	455,418	0.4
77,000	Meta Platforms, Inc., 4.650%, 08/15/2062	68,128	0.1
238,000 (1)	NBN Co. Ltd., 1.450%, 05/05/2026	215,270	0.2
250,000 (1)	NBN Co. Ltd., 2.500%, 01/08/2032	204,488	0.2
100,000	Orange SA, 9.000%, 03/01/2031	125,607	0.1
28,000 (2)	Paramount Global, 4.200%, 05/19/2032	24,036	0.0
276,000	Paramount Global, 4.375%, 03/15/2043	196,380	0.2
186,000 (2)	Paramount Global, 4.950%, 01/15/2031	171,733	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
181,000 (2)	Paramount Global, 4.950%, 05/19/2050	$135,648	0.1
42,000	Paramount Global, 5.250%, 04/01/2044	33,462	0.0
36,000	Paramount Global, 5.500%, 05/15/2033	34,274	0.0
134,000	Paramount Global, 5.850%, 09/01/2043	115,954	0.1
70,000 (3)	Paramount Global, 6.375%, 03/30/2062	55,552	0.0
99,000	Time Warner Cable Enterprises LLC, 8.375%, 07/15/2033	112,826	0.1
289,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	269,048	0.2
29,000	T-Mobile USA, Inc., 2.550%, 02/15/2031	24,593	0.0
121,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	113,050	0.1
70,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	61,741	0.1
120,000	T-Mobile USA, Inc., 2.875%, 02/15/2031	103,645	0.1
111,000	T-Mobile USA, Inc., 3.375%, 04/15/2029	101,297	0.1
427,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	384,374	0.3
129,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	112,455	0.1
72,000	T-Mobile USA, Inc., 5.050%, 07/15/2033	72,391	0.1
60,000	T-Mobile USA, Inc., 5.800%, 09/15/2062	62,255	0.1
27,000	TWDC Enterprises 18 Corp., 4.125%, 12/01/2041	24,418	0.0
65,000	Verizon Communications, Inc., 2.355%, 03/15/2032	53,357	0.0
174,000	Verizon Communications, Inc., 2.650%, 11/20/2040	124,377	0.1
88,000	Verizon Communications, Inc., 3.700%, 03/22/2061	65,763	0.1
88,000	Verizon Communications, Inc., 4.400%, 11/01/2034	83,692	0.1
554,000	Verizon Communications, Inc., 4.500%, 08/10/2033	535,586	0.5
312,000	Verizon Communications, Inc., 4.812%, 03/15/2039	298,135	0.3
112,000	Vodafone Group PLC, 5.125%, 06/19/2059	102,477	0.1
251,000 (3)	Vodafone Group PLC, 5.125%, 06/04/2081	176,141	0.2

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
104,000	Vodafone Group PLC, 5.750%, 02/10/2063	$103,115	0.1
70,000	Walt Disney Co/The, 2.000%, 09/01/2029	60,789	0.1
95,000	Walt Disney Co/The, 4.750%, 09/15/2044	92,564	0.1
110,000	Walt Disney Co/The, 6.550%, 03/15/2033	127,184	0.1
96,000	Walt Disney Co/The, 8.500%, 02/23/2025	102,928	0.1
		9,342,388	8.2
	Consumer, Cyclical: 4.6%
50,130	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	46,015	0.0
13,813	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	12,730	0.0
25,902	American Airlines 2016-2 Class A Pass Through Trust, 3.650%, 12/15/2029	22,417	0.0
88,499	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	79,578	0.1
37,552	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 04/15/2030	33,282	0.0
27,989	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	25,057	0.0
290,000	AutoZone, Inc., 4.750%, 02/01/2033	286,709	0.3
61,951	Delta Air Lines 2015-1 Class A Pass Through Trust, 3.875%, 01/30/2029	56,891	0.1
34,373	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	34,049	0.0
92,892	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	81,603	0.1
105,103 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	101,514	0.1
132,000 (1)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	118,356	0.1
140,000 (1)	Harley-Davidson Financial Services, Inc., 6.500%, 03/10/2028	141,557	0.1
97,000	Hasbro, Inc., 3.000%, 11/19/2024	93,588	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
106,000	Hasbro, Inc., 3.550%, 11/19/2026	$99,742	0.1
270,000	Home Depot, Inc./The, 2.750%, 09/15/2051	186,374	0.2
62,000	Home Depot, Inc./The, 3.250%, 04/15/2032	56,625	0.1
177,000	Home Depot, Inc./The, 3.300%, 04/15/2040	147,330	0.1
42,000	Home Depot, Inc./The, 3.625%, 04/15/2052	33,858	0.0
107,000	Home Depot, Inc./The, 4.950%, 09/15/2052	107,034	0.1
69,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	56,405	0.0
88,000	Lowe’s Cos, Inc., 4.650%, 04/15/2042	79,177	0.1
93,000	Lowe’s Cos, Inc., 5.750%, 07/01/2053	94,848	0.1
80,000	Lowe’s Cos, Inc., 5.800%, 09/15/2062	80,677	0.1
72,000	Lowe’s Cos, Inc., 5.850%, 04/01/2063	73,101	0.1
111,000	Magna International, Inc., 5.500%, 03/21/2033	115,219	0.1
87,000	McDonald’s Corp., 5.700%, 02/01/2039	92,220	0.1
103,700 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	103,468	0.1
31,000 (2)	Target Corp., 2.950%, 01/15/2052	22,448	0.0
219,000	Target Corp., 4.400%, 01/15/2033	217,873	0.2
92,000 (2)	Target Corp., 4.500%, 09/15/2032	92,247	0.1
375,000	Target Corp., 4.800%, 01/15/2053	368,781	0.3
157,000	Toyota Motor Credit Corp., 4.450%, 06/29/2029	158,339	0.1
157,000	Toyota Motor Credit Corp., 4.700%, 01/12/2033	159,889	0.1
12,507	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	11,162	0.0
13,334	United Airlines 2018-1 Class A Pass Through Trust, 3.700%, 09/01/2031	11,553	0.0
25,883	United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	23,268	0.0

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
88,510	United Airlines 2019-1 Class AA Pass Through Trust, 4.150%, 02/25/2033	$79,707	0.1
241,451	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	241,044	0.2
263,685	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	262,135	0.2
282,521	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	267,242	0.2
114,000 (2)	Walmart, Inc., 4.150%, 09/09/2032	114,980	0.1
80,000 (2)	Walmart, Inc., 4.500%, 09/09/2052	80,040	0.1
290,000 (1)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	273,347	0.2
108,000 (1)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	90,433	0.1
134,000 (1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	108,720	0.1
74,000 (1)	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	59,902	0.1
150,000	WW Grainger, Inc., 3.750%, 05/15/2046	124,757	0.1
55,000	WW Grainger, Inc., 4.200%, 05/15/2047	48,632	0.0
		5,275,923	4.6
	Consumer, Non-cyclical: 16.0%
176,000	AbbVie, Inc., 3.200%, 05/14/2026	170,035	0.1
208,000	AbbVie, Inc., 3.200%, 11/21/2029	193,108	0.2
329,000	AbbVie, Inc., 4.050%, 11/21/2039	294,303	0.3
102,000	AbbVie, Inc., 4.250%, 11/21/2049	90,104	0.1
198,000	AbbVie, Inc., 4.500%, 05/14/2035	192,042	0.2
158,000	AbbVie, Inc., 4.625%, 10/01/2042	145,245	0.1
136,000	Altria Group, Inc., 3.700%, 02/04/2051	91,936	0.1
149,000	Amgen, Inc., 2.200%, 02/21/2027	137,386	0.1
41,000	Amgen, Inc., 2.300%, 02/25/2031	34,524	0.0
118,000	Amgen, Inc., 2.450%, 02/21/2030	102,924	0.1
142,000	Amgen, Inc., 2.770%, 09/01/2053	90,954	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
249,000	Amgen, Inc., 3.150%, 02/21/2040	$195,591	0.2
111,000	Amgen, Inc., 5.250%, 03/02/2030	113,568	0.1
166,000	Amgen, Inc., 5.250%, 03/02/2033	170,639	0.1
465,000	Amgen, Inc., 5.600%, 03/02/2043	479,436	0.4
164,000	Amgen, Inc., 5.650%, 03/02/2053	170,842	0.1
143,000	Amgen, Inc., 5.750%, 03/02/2063	148,552	0.1
544,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	532,328	0.5
250,000	Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/2038	237,628	0.2
233,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	212,876	0.2
190,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	194,139	0.2
39,000	Archer-Daniels-Midland Co., 4.500%, 08/15/2033	39,069	0.0
110,000	Astrazeneca Finance LLC, 4.875%, 03/03/2033	113,533	0.1
89,000	Astrazeneca Finance LLC, 4.900%, 03/03/2030	91,067	0.1
70,000	Avery Dennison Corp., 5.750%, 03/15/2033	72,873	0.1
191,000	Becton Dickinson & Co., 4.693%, 02/13/2028	191,899	0.2
60,000	Boston Scientific Corp., 4.700%, 03/01/2049	57,116	0.0
117,000	Bristol-Myers Squibb Co., 3.200%, 06/15/2026	113,145	0.1
36,000	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	34,264	0.0
194,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	162,307	0.1
42,000	Bristol-Myers Squibb Co., 3.900%, 03/15/2062	34,920	0.0
121,000	Bristol-Myers Squibb Co., 4.550%, 02/20/2048	114,461	0.1
59,000	Bristol-Myers Squibb Co., 4.625%, 05/15/2044	57,343	0.1
56,000 (2)	Brown-Forman Corp., 4.750%, 04/15/2033	56,671	0.0

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
99,000 (1)	Cargill, Inc., 1.700%, 02/02/2031	$79,978	0.1
93,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	79,544	0.1
69,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	57,333	0.0
31,000 (1)	Cargill, Inc., 3.125%, 05/25/2051	22,850	0.0
70,000	Centene Corp., 2.450%, 07/15/2028	60,963	0.1
497,000	Centene Corp., 3.000%, 10/15/2030	418,962	0.4
117,000	Cigna Corp., 3.200%, 03/15/2040	91,787	0.1
46,000	Cigna Corp., 4.125%, 11/15/2025	45,278	0.0
317,000	Cigna Corp., 4.800%, 08/15/2038	307,426	0.3
60,000	Cigna Corp., 4.900%, 12/15/2048	56,512	0.0
85,000	Cigna Group/The, 5.400%, 03/15/2033	88,313	0.1
229,000 (1)	Coca-Cola Europacific Partners PLC, 0.500%, 05/05/2023	227,893	0.2
332,000 (1)	Coca-Cola Europacific Partners PLC, 1.500%, 01/15/2027	296,324	0.3
366,000 (1)	CSL Finance PLC, 4.250%, 04/27/2032	354,911	0.3
247,000 (1)	CSL Finance PLC, 4.750%, 04/27/2052	233,107	0.2
127,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	121,986	0.1
112,000	CVS Health Corp., 2.700%, 08/21/2040	80,212	0.1
205,000	CVS Health Corp., 4.300%, 03/25/2028	201,439	0.2
504,000	CVS Health Corp., 4.780%, 03/25/2038	480,813	0.4
83,000	CVS Health Corp., 5.050%, 03/25/2048	77,727	0.1
36,000	CVS Health Corp., 5.125%, 07/20/2045	34,183	0.0
357,000 (1)	Danone SA, 2.589%, 11/02/2023	351,622	0.3
400,000	Diageo Capital PLC, 3.500%, 09/18/2023	396,650	0.3
200,000	Diageo Capital PLC, 5.500%, 01/24/2033	216,707	0.2
43,000	Elevance Health, Inc., 2.550%, 03/15/2031	37,030	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
139,000	Elevance Health, Inc., 2.875%, 09/15/2029	$126,270	0.1
94,000	Elevance Health, Inc., 4.100%, 05/15/2032	89,966	0.1
109,000	Elevance Health, Inc., 4.625%, 05/15/2042	101,859	0.1
87,000	Elevance Health, Inc., 5.100%, 01/15/2044	85,222	0.1
150,000	Elevance Health, Inc., 5.500%, 10/15/2032	157,894	0.1
242,000	Eli Lilly & Co., 4.875%, 02/27/2053	250,510	0.2
89,000	Eli Lilly & Co., 4.950%, 02/27/2063	91,679	0.1
343,000	Global Payments, Inc., 4.450%, 06/01/2028	325,847	0.3
60,000	Global Payments, Inc., 5.950%, 08/15/2052	57,211	0.0
85,000	HCA, Inc., 2.375%, 07/15/2031	68,664	0.1
89,000 (1)	HCA, Inc., 3.375%, 03/15/2029	80,446	0.1
90,000	HCA, Inc., 3.500%, 09/01/2030	80,223	0.1
191,000	HCA, Inc., 4.125%, 06/15/2029	179,108	0.2
42,000 (1)	HCA, Inc., 4.625%, 03/15/2052	34,938	0.0
200,000	HCA, Inc., 5.250%, 06/15/2049	180,666	0.2
178,000	Hershey Co/The, 3.125%, 11/15/2049	135,380	0.1
94,000	Hormel Foods Corp., 3.050%, 06/03/2051	68,712	0.1
135,000	J M Smucker Co/The, 2.750%, 09/15/2041	98,932	0.1
112,000	Johnson & Johnson, 2.100%, 09/01/2040	81,341	0.1
148,000	Johnson & Johnson, 3.625%, 03/03/2037	136,984	0.1
107,000	Johnson & Johnson, 5.850%, 07/15/2038	123,904	0.1
222,000 (1)	Kenvue, Inc., 4.900%, 03/22/2033	229,456	0.2
89,000 (1)	Kenvue, Inc., 5.050%, 03/22/2028	92,029	0.1
156,000 (1)	Kenvue, Inc., 5.050%, 03/22/2053	160,907	0.1
189,000 (1)	Kenvue, Inc., 5.100%, 03/22/2043	195,136	0.2
165,000 (1)	Kenvue, Inc., 5.200%, 03/22/2063	171,138	0.1

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
71,000	Kraft Heinz Foods Co., 5.000%, 06/04/2042	$68,157	0.1
70,000	Kraft Heinz Foods Co., 5.200%, 07/15/2045	67,936	0.1
163,000 (2)	Kroger Co/The, 2.200%, 05/01/2030	136,710	0.1
267,000 (1)	Mars, Inc., 2.375%, 07/16/2040	192,964	0.2
184,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	184,243	0.2
68,000	Merck & Co., Inc., 2.900%, 12/10/2061	46,637	0.0
86,000	Mondelez International, Inc., 2.625%, 03/17/2027	80,453	0.1
134,000	Moody’s Corp., 3.750%, 03/24/2025	131,352	0.1
199,000	Mylan, Inc., 5.200%, 04/15/2048	157,121	0.1
254,000 (1)	Nestle Holdings, Inc., 4.700%, 01/15/2053	256,901	0.2
172,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	147,358	0.1
37,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	33,354	0.0
35,000	PayPal Holdings, Inc., 4.400%, 06/01/2032	34,259	0.0
35,000	PayPal Holdings, Inc., 5.050%, 06/01/2052	33,703	0.0
141,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	136,704	0.1
202,000	Philip Morris International, Inc., 5.375%, 02/15/2033	206,508	0.2
101,000	Quanta Services, Inc., 2.350%, 01/15/2032	80,247	0.1
252,000	Royalty Pharma PLC, 1.750%, 09/02/2027	218,533	0.2
67,000	Royalty Pharma PLC, 3.550%, 09/02/2050	46,272	0.0
91,000	S&P Global, Inc., 1.250%, 08/15/2030	73,103	0.1
171,000	S&P Global, Inc., 2.450%, 03/01/2027	160,480	0.1
88,000	S&P Global, Inc., 2.700%, 03/01/2029	80,100	0.1
308,000	S&P Global, Inc., 2.900%, 03/01/2032	275,156	0.2
98,000	S&P Global, Inc., 3.700%, 03/01/2052	80,577	0.1
263,000	Takeda Pharmaceutical Co. Ltd., 2.050%, 03/31/2030	222,176	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
250,000	Takeda Pharmaceutical Co. Ltd., 5.000%, 11/26/2028	$252,806	0.2
66,000	Thermo Fisher Scientific, Inc., 4.800%, 11/21/2027	67,593	0.1
128,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	101,926	0.1
100,000	UnitedHealth Group, Inc., 1.150%, 05/15/2026	90,992	0.1
210,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	159,022	0.1
108,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	85,238	0.1
121,000	UnitedHealth Group, Inc., 3.250%, 05/15/2051	91,082	0.1
87,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	74,134	0.1
14,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	11,780	0.0
52,000	UnitedHealth Group, Inc., 4.450%, 12/15/2048	48,255	0.0
162,000	UnitedHealth Group, Inc., 4.500%, 04/15/2033	161,140	0.1
37,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	36,066	0.0
167,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	169,027	0.1
261,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	264,607	0.2
293,000	UnitedHealth Group, Inc., 5.300%, 02/15/2030	309,000	0.3
107,000	UnitedHealth Group, Inc., 5.350%, 02/15/2033	113,820	0.1
86,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	68,312	0.1
114,000	Viatris, Inc., 3.850%, 06/22/2040	80,114	0.1
17,000	Viatris, Inc., 4.000%, 06/22/2050	11,200	0.0
		18,307,918	16.0
	Energy: 6.3%
99,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	68,788	0.1
113,000	BP Capital Markets America, Inc., 3.379%, 02/08/2061	81,863	0.1
129,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	126,414	0.1

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
168,000	BP Capital Markets PLC, 3.279%, 09/19/2027	$161,759	0.1
205,000 (1)	Cameron LNG LLC, 2.902%, 07/15/2031	182,464	0.2
37,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	34,109	0.0
271,000	Coterra Energy, Inc., 3.900%, 05/15/2027	258,832	0.2
24,000	Coterra Energy, Inc., 4.375%, 03/15/2029	22,843	0.0
62,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	56,725	0.0
140,000	Diamondback Energy, Inc., 4.400%, 03/24/2051	112,906	0.1
141,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	149,096	0.1
158,000	Diamondback Energy, Inc., 6.250%, 03/15/2053	163,816	0.1
117,000 (3)	Enbridge, Inc., 7.375%, 01/15/2083	112,148	0.1
128,000 (3)	Enbridge, Inc., 7.625%, 01/15/2083	125,182	0.1
207,000	Energy Transfer L.P., 5.300%, 04/15/2047	181,768	0.2
113,000	Energy Transfer L.P., 5.400%, 10/01/2047	100,612	0.1
113,000	Energy Transfer L.P., 5.750%, 02/15/2033	115,853	0.1
204,000 (3)	Energy Transfer L.P., 6.500%, 12/31/2199	180,030	0.2
171,000 (3)	Energy Transfer L.P., 7.125%, 12/31/2199	144,238	0.1
271,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	213,054	0.2
45,000	EQT Corp., 5.700%, 04/01/2028	44,996	0.0
207,000	Exxon Mobil Corp., 2.275%, 08/16/2026	194,423	0.2
57,000	Exxon Mobil Corp., 2.995%, 08/16/2039	46,152	0.0
284,000	Exxon Mobil Corp., 4.227%, 03/19/2040	266,276	0.2
236,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	208,523	0.2
81,000	Kinder Morgan, Inc., 5.200%, 06/01/2033	80,535	0.1
67,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	57,842	0.1
173,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	149,698	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
113,000	MPLX L.P., 1.750%, 03/01/2026	$103,187	0.1
140,000	MPLX L.P., 4.000%, 02/15/2025	137,054	0.1
250,000	MPLX L.P., 5.200%, 03/01/2047	224,341	0.2
124,000	MPLX L.P., 5.500%, 02/15/2049	115,558	0.1
165,000	Occidental Petroleum Corp., 6.125%, 01/01/2031	171,355	0.2
164,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	172,870	0.2
47,000	ONEOK Partners L.P., 6.125%, 02/01/2041	46,193	0.0
107,000	Phillips 66, 0.900%, 02/15/2024	103,483	0.1
97,000	Phillips 66, 2.150%, 12/15/2030	80,105	0.1
85,000	Pioneer Natural Resources Co., 1.900%, 08/15/2030	69,250	0.1
102,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	91,307	0.1
15,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.300%, 01/31/2043	11,217	0.0
383,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	368,206	0.3
75,000	Shell International Finance BV, 2.875%, 11/26/2041	57,665	0.1
127,000	Shell International Finance BV, 3.000%, 11/26/2051	91,680	0.1
146,000	Shell International Finance BV, 4.000%, 05/10/2046	127,786	0.1
59,000	Shell International Finance BV, 4.125%, 05/11/2035	56,584	0.0
153,000	Targa Resources Corp., 4.200%, 02/01/2033	137,742	0.1
68,000	Targa Resources Corp., 4.950%, 04/15/2052	56,512	0.0
220,000	Targa Resources Corp., 6.125%, 03/15/2033	227,939	0.2
58,000	Targa Resources Corp., 6.250%, 07/01/2052	57,294	0.1
269,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	251,984	0.2
44,000	TotalEnergies Capital International SA, 2.986%, 06/29/2041	34,483	0.0

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
76,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	$68,875	0.1
151,000	Williams Cos, Inc./The, 2.600%, 03/15/2031	127,086	0.1
165,000	Williams Cos, Inc./The, 5.100%, 09/15/2045	151,228	0.1
201,000	Williams Cos, Inc./The, 5.650%, 03/15/2033	207,703	0.2
284,000	Williams Partners L.P., 3.750%, 06/15/2027	272,701	0.2
		7,262,333	6.3
	Financial: 29.2%
54,000	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	49,566	0.0
187,000	Alleghany Corp., 3.250%, 08/15/2051	136,466	0.1
310,000	Alleghany Corp., 3.625%, 05/15/2030	292,226	0.3
13,000	Alleghany Corp., 4.900%, 09/15/2044	12,312	0.0
77,000	Allstate Corp./The, 1.450%, 12/15/2030	59,957	0.0
237,000	Allstate Corp./The, 5.250%, 03/30/2033	239,813	0.2
95,000 (3)	American Express Co., 4.420%, 08/03/2033	90,890	0.1
138,000	American Homes 4 Rent L.P., 3.375%, 07/15/2051	91,602	0.1
117,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	101,478	0.1
31,000	American Homes 4 Rent L.P., 4.300%, 04/15/2052	24,467	0.0
103,000	American International Group, Inc., 3.900%, 04/01/2026	100,275	0.1
176,000	American Tower Corp., 2.700%, 04/15/2031	147,723	0.1
121,000	American Tower Corp., 3.600%, 01/15/2028	113,601	0.1
90,000	American Tower Corp., 3.650%, 03/15/2027	85,551	0.1
58,000	American Tower Corp., 4.400%, 02/15/2026	57,211	0.0
89,000	American Tower Corp., 5.650%, 03/15/2033	91,666	0.1
47,000 (1)	Antares Holdings L.P., 3.750%, 07/15/2027	39,787	0.0
195,000	Arthur J Gallagher & Co., 5.750%, 03/02/2053	195,781	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
200,000 (1)(3)	ASB Bank Ltd., 5.284%, 06/17/2032	$191,821	0.2
155,000	Assurant, Inc., 3.700%, 02/22/2030	135,083	0.1
171,000 (1)	Aviation Capital Group LLC, 1.950%, 09/20/2026	148,189	0.1
139,000 (1)	Aviation Capital Group LLC, 3.500%, 11/01/2027	124,269	0.1
125,000 (1)	Aviation Capital Group LLC, 3.875%, 05/01/2023	124,485	0.1
168,000 (1)	Aviation Capital Group LLC, 6.250%, 04/15/2028	168,447	0.1
168,000 (1)	Avolon Holdings Funding Ltd., 2.125%, 02/21/2026	149,486	0.1
107,000 (1)	Avolon Holdings Funding Ltd., 4.375%, 05/01/2026	100,511	0.1
93,000 (1)	Avolon Holdings Funding Ltd., 5.500%, 01/15/2026	91,145	0.1
342,000 (3)	Bank of America Corp., 1.658%, 03/11/2027	309,896	0.3
127,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	113,986	0.1
494,000 (3)	Bank of America Corp., 1.898%, 07/23/2031	396,464	0.3
14,000 (3)	Bank of America Corp., 2.087%, 06/14/2029	12,067	0.0
322,000 (3)	Bank of America Corp., 2.299%, 07/21/2032	259,743	0.2
467,000 (3)	Bank of America Corp., 2.482%, 09/21/2036	354,985	0.3
106,000 (3)	Bank of America Corp., 2.592%, 04/29/2031	89,830	0.1
58,000 (3)	Bank of America Corp., 2.651%, 03/11/2032	48,460	0.0
10,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	7,083	0.0
1,075,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	897,781	0.8
362,000 (3)	Bank of America Corp., 2.972%, 02/04/2033	305,079	0.3
191,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	169,907	0.1
255,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	237,126	0.2
77,000 (3)	Bank of America Corp., 3.593%, 07/21/2028	72,420	0.1
331,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	313,153	0.3
280,000 (3)	Bank of America Corp., 3.846%, 03/08/2037	238,979	0.2
59,000 (3)	Bank of America Corp., 4.083%, 03/20/2051	48,575	0.0

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
236,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	$227,410	0.2
69,000 (3)	Bank of America Corp., 4.375%, 12/31/2199	58,832	0.0
187,000 (3)	Bank of America Corp., 4.571%, 04/27/2033	178,145	0.2
23,000 (3)	Bank of America Corp., 5.015%, 07/22/2033	22,765	0.0
128,000 (2)(3)	Bank of America Corp., 6.125%, 12/31/2199	126,240	0.1
186,000	Bank of Montreal, 3.700%, 06/07/2025	180,785	0.2
74,000 (3)	Bank of New York Mellon Corp./The, 4.596%, 07/26/2030	72,453	0.1
220,000 (3)	Bank of Nova Scotia/The, 3.625%, 10/27/2081	161,468	0.1
532,000 (3)	Bank of Nova Scotia/The, 4.588%, 05/04/2037	469,393	0.4
115,000	Bank of Nova Scotia/The, 4.850%, 02/01/2030	113,662	0.1
51,000	Berkshire Hathaway Finance Corp., 4.400%, 05/15/2042	48,885	0.0
120,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	91,279	0.1
367,000 (1)	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	384,987	0.3
478,000 (1)(3)	BPCE SA, 2.045%, 10/19/2027	419,238	0.4
69,000	Brighthouse Financial, Inc., 4.700%, 06/22/2047	50,522	0.0
208,000	Camden Property Trust, 2.800%, 05/15/2030	180,364	0.2
376,000 (3)	Capital One Financial Corp., 3.273%, 03/01/2030	320,654	0.3
129,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	104,449	0.1
98,000 (3)	Citigroup, Inc., 3.070%, 02/24/2028	91,209	0.1
105,000 (3)	Citigroup, Inc., 4.412%, 03/31/2031	99,758	0.1
99,000 (1)	Corebridge Financial, Inc., 3.850%, 04/05/2029	90,487	0.1
202,000 (1)	Corebridge Financial, Inc., 3.900%, 04/05/2032	175,088	0.2
307,000 (1)(3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	274,275	0.2
263,000	Credit Suisse AG/New York NY, 5.000%, 07/09/2027	253,795	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
222,000	Crown Castle, Inc., 2.100%, 04/01/2031	$181,522	0.2
170,000	CubeSmart L.P., 2.500%, 02/15/2032	136,643	0.1
200,000 (1)	Danske Bank A/S, 4.375%, 06/12/2028	188,843	0.2
219,000 (3)	Enstar Finance LLC, 5.500%, 01/15/2042	158,360	0.1
121,000	Extra Space Storage L.P., 3.900%, 04/01/2029	111,590	0.1
250,000	First Horizon Bank, 5.750%, 05/01/2030	235,101	0.2
179,000	Goldman Sachs Capital I, 6.345%, 02/15/2034	182,302	0.2
84,000	Goldman Sachs Group, Inc., 6.450%, 05/01/2036	89,822	0.1
15,000 (3)	Goldman Sachs Group, Inc./The, 2.383%, 07/21/2032	12,188	0.0
127,000	Goldman Sachs Group, Inc./The, 3.500%, 04/01/2025	123,388	0.1
11,000	Goldman Sachs Group, Inc./The, 6.250%, 02/01/2041	12,113	0.0
83,000	Goldman Sachs Group, Inc./The, 6.552%, (US0003M + 1.750%), 10/28/2027	83,948	0.1
116,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	122,392	0.1
280,000 (1)	Hartford Financial Services Group, Inc./The, 6.989%, (US0003M + 2.125%), 02/12/2067	226,471	0.2
200,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	176,480	0.2
306,000 (3)	HSBC Holdings PLC, 2.013%, 09/22/2028	262,380	0.2
200,000 (2)(3)	HSBC Holdings PLC, 6.254%, 03/09/2034	209,262	0.2
200,000 (3)	HSBC Holdings PLC, 6.332%, 03/09/2044	211,727	0.2
200,000 (3)	ING Groep NV, 4.017%, 03/28/2028	189,430	0.2
374,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	378,575	0.3
101,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	85,415	0.1
450,000	Intercontinental Exchange, Inc., 4.000%, 09/15/2027	445,230	0.4

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
76,000	Intercontinental Exchange, Inc., 4.250%, 09/21/2048	$66,722	0.1
125,000	Intercontinental Exchange, Inc., 4.350%, 06/15/2029	123,178	0.1
278,000	Intercontinental Exchange, Inc., 4.600%, 03/15/2033	276,488	0.2
49,000	Intercontinental Exchange, Inc., 4.950%, 06/15/2052	48,070	0.0
267,000	Invitation Homes Operating Partnership L.P., 2.000%, 08/15/2031	205,128	0.2
229,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	192,214	0.2
80,000	Invitation Homes Operating Partnership L.P., 2.700%, 01/15/2034	61,329	0.1
237,000	Invitation Homes Operating Partnership L.P., 4.150%, 04/15/2032	212,670	0.2
856,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	811,376	0.7
421,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	376,109	0.3
296,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	261,309	0.2
176,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	158,264	0.1
113,000 (3)	JPMorgan Chase & Co., 1.953%, 02/04/2032	90,980	0.1
131,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	113,761	0.1
97,000 (3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	90,816	0.1
101,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	90,551	0.1
201,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	192,311	0.2
295,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	273,703	0.2
85,000 (3)	JPMorgan Chase & Co., 2.963%, 01/25/2033	72,749	0.1
104,000 (3)	JPMorgan Chase & Co., 3.109%, 04/22/2041	79,634	0.1
158,000 (3)	JPMorgan Chase & Co., 3.109%, 04/22/2051	112,179	0.1
194,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	181,687	0.2
153,000 (3)	JPMorgan Chase & Co., 3.960%, 01/29/2027	148,705	0.1
336,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	326,595	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
90,000 (3)	JPMorgan Chase & Co., 5.717%, 09/14/2033	$92,267	0.1
345,000 (1)	Liberty Mutual Group, Inc., 4.300%, 02/01/2061	205,512	0.2
76,000 (1)	Liberty Mutual Group, Inc., 5.500%, 06/15/2052	72,485	0.1
320,000	Life Storage L.P., 2.400%, 10/15/2031	258,311	0.2
49,000	Life Storage L.P., 4.000%, 06/15/2029	45,066	0.0
200,000 (3)	Lloyds Banking Group PLC, 2.438%, 02/05/2026	187,680	0.2
336,000 (3)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	310,380	0.3
292,000 (1)	LSEGA Financing PLC, 1.375%, 04/06/2026	260,916	0.2
184,000	Main Street Capital Corp., 3.000%, 07/14/2026	160,644	0.1
135,000	Marsh & McLennan Cos, Inc., 5.450%, 03/15/2053	139,266	0.1
353,000 (1)	Metropolitan Life Global Funding I, 5.150%, 03/28/2033	356,197	0.3
46,000	Mid-America Apartments L.P., 1.700%, 02/15/2031	36,493	0.0
220,000	Mid-America Apartments L.P., 2.750%, 03/15/2030	192,805	0.2
119,000	Mid-America Apartments L.P., 3.600%, 06/01/2027	113,657	0.1
197,000 (2)	Mid-America Apartments L.P., 4.200%, 06/15/2028	191,762	0.2
79,000	Mid-America Apartments L.P., 4.300%, 10/15/2023	78,786	0.1
655,000 (3)	Mitsubishi UFJ Financial Group, Inc., 5.441%, 02/22/2034	662,309	0.6
200,000 (3)	Mizuho Financial Group, Inc., 5.754%, 05/27/2034	204,712	0.2
153,000 (3)	Morgan Stanley, 0.985%, 12/10/2026	136,495	0.1
807,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	717,839	0.6
203,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	182,078	0.2
200,000 (3)	Morgan Stanley, 1.928%, 04/28/2032	157,468	0.1
53,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	48,460	0.0
59,000 (3)	Morgan Stanley, 2.511%, 10/20/2032	48,375	0.0
165,000 (3)	Morgan Stanley, 2.720%, 07/22/2025	159,127	0.1

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
64,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	$60,501	0.1
666,000 (3)	Morgan Stanley, 5.297%, 04/20/2037	628,467	0.5
417,000 (3)	Morgan Stanley, 5.948%, 01/19/2038	415,075	0.4
45,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	47,359	0.0
878,000 (3)	Morgan Stanley, 6.342%, 10/18/2033	959,713	0.8
250,000 (1)	National Australia Bank Ltd., 6.429%, 01/12/2033	257,762	0.2
293,000 (1)	New York Life Global Funding, 4.550%, 01/28/2033	290,259	0.3
200,000 (1)	Nordea Bank Abp, 5.375%, 09/22/2027	201,097	0.2
470,000	Northern Trust Corp., 6.125%, 11/02/2032	501,374	0.4
262,000	Old Republic International Corp., 3.850%, 06/11/2051	196,942	0.2
74,000	Owl Rock Capital Corp., 2.875%, 06/11/2028	60,077	0.1
153,000 (1)	OWL Rock Core Income Corp., 7.750%, 09/16/2027	151,021	0.1
506,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	420,726	0.4
81,000 (2)(3)	PNC Financial Services Group, Inc./The, 6.000%, 12/31/2199	74,768	0.1
456,000 (3)	PNC Financial Services Group, Inc./The, 6.250%, 12/31/2199	425,220	0.4
79,000	Principal Financial Group, Inc., 5.375%, 03/15/2033	79,129	0.1
75,000	Principal Financial Group, Inc., 5.500%, 03/15/2053	71,890	0.1
97,000	Prologis L.P., 4.750%, 06/15/2033	96,466	0.1
83,000	Prologis L.P., 5.250%, 06/15/2053	83,253	0.1
316,000 (1)(3)	Rabobank Nederland, 3.649%, 04/06/2028	296,864	0.3
165,000	Realty Income Corp., 3.950%, 08/15/2027	159,185	0.1
92,000	Realty Income Corp., 4.850%, 03/15/2030	90,726	0.1
91,000	Realty Income Corp., 4.875%, 06/01/2026	90,610	0.1
106,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	84,071	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
38,000	Royal Bank of Canada, 3.625%, 05/04/2027	$36,417	0.0
62,000	Royal Bank of Canada, 4.240%, 08/03/2027	60,490	0.1
108,000 (3)	State Street Corp., 5.820%, 11/04/2028	112,746	0.1
432,000	Synchrony Financial, 7.250%, 02/02/2033	381,649	0.3
111,000	Toronto-Dominion Bank/ The, 2.800%, 03/10/2027	102,478	0.1
280,000 (2)	Toronto-Dominion Bank/ The, 4.108%, 06/08/2027	271,363	0.2
28,000 (3)	Truist Financial Corp., 4.800%, 12/31/2199	24,570	0.0
127,000 (3)	Truist Financial Corp., 5.100%, 12/31/2199	111,830	0.1
282,000 (3)	Truist Financial Corp., 5.122%, 01/26/2034	275,250	0.2
276,000	Truist Financial Corp., 5.516%, (US0003M + 0.650%), 03/15/2028	250,302	0.2
372,000	UBS AG, 5.125%, 05/15/2024	362,393	0.3
338,000 (1)(3)	UBS Group AG, 4.375%, 12/31/2199	235,332	0.2
277,000 (1)(3)	UBS Group AG, 4.751%, 05/12/2028	265,984	0.2
230,000 (3)	UBS Group AG, 5.125%, 12/31/2199	193,241	0.2
65,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	48,540	0.0
175,000 (3)	Wells Fargo & Co., 4.611%, 04/25/2053	155,462	0.1
128,000 (3)	Wells Fargo & Co., 5.013%, 04/04/2051	120,699	0.1
61,000	Weyerhaeuser Co., 4.000%, 03/09/2052	49,484	0.0
		33,445,070	29.2
	Industrial: 6.2%
139,000	Avnet, Inc., 5.500%, 06/01/2032	135,744	0.1
112,000	Avnet, Inc., 6.250%, 03/15/2028	114,093	0.1
269,000	Boeing Co/The, 3.250%, 02/01/2028	250,786	0.2
66,000	Boeing Co/The, 3.850%, 11/01/2048	49,443	0.0
200,000	Boeing Co/The, 5.705%, 05/01/2040	202,528	0.2
202,000	Boeing Co/The, 5.805%, 05/01/2050	203,627	0.2

See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
72,000	Boeing Co/The, 5.930%, 05/01/2060	$72,058	0.1
77,000	Burlington Northern Santa Fe LLC, 4.050%, 06/15/2048	67,716	0.1
136,000	Burlington Northern Santa Fe LLC, 4.375%, 09/01/2042	126,440	0.1
87,000	Burlington Northern Santa Fe LLC, 4.400%, 03/15/2042	81,064	0.1
230,000	Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	215,594	0.2
91,000	Burlington Northern Santa Fe LLC, 4.900%, 04/01/2044	89,509	0.1
113,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	115,241	0.1
59,000	CNH Industrial Capital LLC, 5.450%, 10/14/2025	59,705	0.1
137,000	CSX Corp., 4.500%, 11/15/2052	125,596	0.1
208,000	CSX Corp., 4.650%, 03/01/2068	186,494	0.2
110,000	Deere & Co., 3.100%, 04/15/2030	101,469	0.1
70,000	Honeywell International, Inc., 5.000%, 02/15/2033	73,823	0.1
190,000	John Deere Capital Corp., 3.350%, 04/18/2029	180,096	0.2
289,000	Lockheed Martin Corp., 5.250%, 01/15/2033	308,890	0.3
146,000	Norfolk Southern Corp., 3.950%, 10/01/2042	124,820	0.1
101,000	Norfolk Southern Corp., 4.550%, 06/01/2053	91,005	0.1
115,000	Northrop Grumman Corp., 4.950%, 03/15/2053	114,818	0.1
140,000	Parker-Hannifin Corp., 4.250%, 09/15/2027	137,470	0.1
2,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	1,984	0.0
124,000	Raytheon Technologies Corp., 4.350%, 04/15/2047	112,463	0.1
179,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	169,964	0.1
178,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	168,875	0.1
13,000	Raytheon Technologies Corp., 4.800%, 12/15/2043	12,409	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
154,000	Raytheon Technologies Corp., 5.150%, 02/27/2033	$160,357	0.1
163,000	Raytheon Technologies Corp., 5.375%, 02/27/2053	171,799	0.1
57,000 (1)	Regal Rexnord Corp., 6.300%, 02/15/2030	57,452	0.0
57,000 (1)	Regal Rexnord Corp., 6.400%, 04/15/2033	57,103	0.0
89,000	Republic Services, Inc., 2.900%, 07/01/2026	85,010	0.1
236,000	Republic Services, Inc., 5.000%, 04/01/2034	240,596	0.2
250,000 (1)	Siemens Financieringsmaatschappij NV, 2.875%, 03/11/2041	193,960	0.2
248,000 (1)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	217,788	0.2
178,000	Trane Technologies Financing Ltd., 5.250%, 03/03/2033	184,126	0.2
38,000	Trane Technologies Global Holding Co. Ltd., 3.750%, 08/21/2028	36,745	0.0
50,000	Trane Technologies Luxembourg Finance SA, 3.500%, 03/21/2026	48,543	0.0
611,000	Trane Technologies Luxembourg Finance SA, 3.550%, 11/01/2024	597,400	0.5
39,000	Trane Technologies Luxembourg Finance SA, 3.800%, 03/21/2029	36,992	0.0
250,000 (1)(2)	TTX Co., 5.650%, 12/01/2052	272,803	0.2
56,000	Union Pacific Corp., 3.375%, 02/14/2042	46,259	0.0
102,000	Union Pacific Corp., 3.500%, 02/14/2053	80,933	0.1
95,000	Union Pacific Corp., 3.550%, 08/15/2039	80,803	0.1
39,000	Union Pacific Corp., 3.600%, 09/15/2037	34,364	0.0
94,000	Union Pacific Corp., 3.799%, 10/01/2051	79,090	0.1
114,000	Union Pacific Corp., 3.839%, 03/20/2060	92,792	0.1
28,000	Union Pacific Corp., 4.100%, 09/15/2067	23,363	0.0
68,000	Union Pacific Corp., 5.150%, 01/20/2063	68,691	0.1

See Accompanying Notes to Financial Statements
34

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
42,000	Waste Connections, Inc., 2.600%, 02/01/2030	$37,031	0.0
91,000	Waste Management, Inc., 4.625%, 02/15/2030	91,088	0.1
61,000	Waste Management, Inc., 4.625%, 02/15/2033	61,181	0.1
92,000	WRKCo, Inc., 4.650%, 03/15/2026	91,166	0.1
284,000	Xylem, Inc./NY, 3.250%, 11/01/2026	270,382	0.2
		7,111,541	6.2
	Technology: 7.5%
212,000 (2)	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	203,797	0.2
194,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	180,935	0.2
27,000	Apple, Inc., 1.650%, 02/08/2031	22,606	0.0
162,000	Apple, Inc., 2.700%, 08/05/2051	114,300	0.1
181,000	Apple, Inc., 2.850%, 08/05/2061	125,019	0.1
175,000	Apple, Inc., 3.850%, 05/04/2043	159,310	0.1
102,000	Apple, Inc., 3.950%, 08/08/2052	91,559	0.1
38,000	Apple, Inc., 4.100%, 08/08/2062	33,957	0.0
96,000	Apple, Inc., 4.250%, 02/09/2047	92,116	0.1
47,000	Apple, Inc., 4.375%, 05/13/2045	45,679	0.0
137,000	Apple, Inc., 4.650%, 02/23/2046	138,116	0.1
84,000 (1)	Broadcom, Inc., 2.450%, 02/15/2031	68,811	0.1
369,000 (1)	Broadcom, Inc., 3.187%, 11/15/2036	279,948	0.3
120,000 (1)	Broadcom, Inc., 3.419%, 04/15/2033	100,490	0.1
253,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	230,308	0.2
295,000	Fiserv, Inc., 3.500%, 07/01/2029	273,930	0.2
100,000	Fiserv, Inc., 5.450%, 03/02/2028	102,184	0.1
416,000	Fortinet, Inc., 1.000%, 03/15/2026	373,609	0.3
346,000	Intel Corp., 2.800%, 08/12/2041	251,295	0.2
69,000	Intel Corp., 3.700%, 07/29/2025	68,050	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
156,000	Intel Corp., 5.125%, 02/10/2030	$158,931	0.1
22,000	Intel Corp., 5.200%, 02/10/2033	22,420	0.0
52,000	Intel Corp., 5.900%, 02/10/2063	53,585	0.1
422,000	International Business Machines Corp., 3.500%, 05/15/2029	396,623	0.4
127,000	International Business Machines Corp., 4.150%, 07/27/2027	125,682	0.1
103,000	KLA Corp., 4.950%, 07/15/2052	102,206	0.1
101,000	KLA Corp., 5.250%, 07/15/2062	102,392	0.1
195,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	169,579	0.2
121,000	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	101,449	0.1
192,000	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	146,965	0.1
2,000	Microsoft Corp., 2.525%, 06/01/2050	1,417	0.0
115,000	Microsoft Corp., 2.675%, 06/01/2060	79,513	0.1
317,000	Microsoft Corp., 2.921%, 03/17/2052	241,307	0.2
37,000	Microsoft Corp., 3.450%, 08/08/2036	34,261	0.0
336,000	NVIDIA Corp., 1.550%, 06/15/2028	296,298	0.3
68,000	NVIDIA Corp., 2.000%, 06/15/2031	57,245	0.1
118,000	NVIDIA Corp., 3.500%, 04/01/2040	101,434	0.1
49,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.125%, 02/15/2042	34,805	0.0
153,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	102,431	0.1
161,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 5.000%, 01/15/2033	157,948	0.1
177,000	Oracle Corp., 2.300%, 03/25/2028	158,466	0.1
146,000	Oracle Corp., 2.800%, 04/01/2027	135,785	0.1
129,000	Oracle Corp., 2.950%, 05/15/2025	124,239	0.1

See Accompanying Notes to Financial Statements
35

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
289,000	Oracle Corp., 3.250%, 11/15/2027	$271,750	0.2
284,000	Oracle Corp., 3.600%, 04/01/2050	201,730	0.2
27,000	Oracle Corp., 3.800%, 11/15/2037	22,449	0.0
112,000	Oracle Corp., 3.850%, 04/01/2060	78,296	0.1
15,000	Oracle Corp., 3.950%, 03/25/2051	11,309	0.0
89,000	Oracle Corp., 4.000%, 11/15/2047	68,010	0.1
230,000	Oracle Corp., 4.125%, 05/15/2045	180,945	0.2
161,000	Oracle Corp., 4.300%, 07/08/2034	147,715	0.1
35,000	Oracle Corp., 4.900%, 02/06/2033	34,296	0.0
131,000	Oracle Corp., 5.550%, 02/06/2053	124,882	0.1
126,000	Oracle Corp., 6.150%, 11/09/2029	134,266	0.1
80,000	Oracle Corp., 6.900%, 11/09/2052	89,782	0.1
374,000	QUALCOMM, Inc., 6.000%, 05/20/2053	425,422	0.4
335,000	Salesforce, Inc., 2.700%, 07/15/2041	251,921	0.2
156,000	Texas Instruments, Inc., 3.650%, 08/16/2032	148,269	0.1
227,000	Texas Instruments, Inc., 3.875%, 03/15/2039	207,364	0.2
154,000	Texas Instruments, Inc., 4.900%, 03/14/2033	160,309	0.1
132,000	Texas Instruments, Inc., 5.000%, 03/14/2053	139,416	0.1
		8,559,131	7.5
	Utilities: 12.2%
76,000	Alabama Power Co., 3.450%, 10/01/2049	57,145	0.0
85,000	Alabama Power Co., 3.750%, 03/01/2045	68,585	0.1
14,000	Alabama Power Co., 3.850%, 12/01/2042	11,789	0.0
105,000	Alabama Power Co., 4.300%, 07/15/2048	91,242	0.1
212,000 (3)	Algonquin Power & Utilities Corp., 4.750%, 01/18/2082	169,899	0.1
77,000 (1)	Alliant Energy Finance LLC, 3.600%, 03/01/2032	68,168	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
103,000 (3)	American Electric Power Co., Inc., 3.875%, 02/15/2062	$82,571	0.1
110,000	American Electric Power Co., Inc., 5.625%, 03/01/2033	113,877	0.1
140,000	Appalachian Power Co., 3.400%, 06/01/2025	135,685	0.1
67,000	Appalachian Power Co., 4.500%, 03/01/2049	57,955	0.1
128,000	Avangrid, Inc., 3.150%, 12/01/2024	124,142	0.1
56,000	CenterPoint Energy Houston Electric LLC, 4.950%, 04/01/2033	57,220	0.1
539,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	467,033	0.4
243,000	Connecticut Light and Power Co/The, 5.250%, 01/15/2053	251,461	0.2
47,000 (3)	Dominion Energy, Inc., 3.071%, 08/15/2024	45,616	0.0
143,000	Dominion Energy, Inc., 5.375%, 11/15/2032	146,691	0.1
77,000	DTE Electric Co., 5.200%, 04/01/2033	79,552	0.1
44,000	DTE Electric Co., 5.400%, 04/01/2053	46,189	0.0
3,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,406	0.0
14,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	11,387	0.0
79,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	67,719	0.1
64,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	56,896	0.0
145,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	151,127	0.1
90,000	Duke Energy Carolinas LLC, 6.450%, 10/15/2032	99,896	0.1
36,000	Duke Energy Corp., 3.150%, 08/15/2027	33,860	0.0
95,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	79,807	0.1
83,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	92,510	0.1
77,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	56,466	0.0
119,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	91,431	0.1

See Accompanying Notes to Financial Statements
36

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
95,000	Duke Energy Ohio, Inc., 4.300%, 02/01/2049	$81,258	0.1
56,000	Duke Energy Ohio, Inc., 5.250%, 04/01/2033	57,661	0.1
44,000	Duke Energy Ohio, Inc., 5.650%, 04/01/2053	46,199	0.0
25,000	Duke Energy Progress LLC, 4.000%, 04/01/2052	20,862	0.0
158,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	136,709	0.1
106,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	91,662	0.1
145,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	124,895	0.1
55,000	Duke Energy Progress LLC, 5.250%, 03/15/2033	57,203	0.1
133,000	Duke Energy Progress LLC, 5.350%, 03/15/2053	137,521	0.1
201,000 (1)	Enel Finance International NV, 7.500%, 10/14/2032	224,170	0.2
18,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	11,682	0.0
93,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	68,746	0.1
24,000	Entergy Arkansas LLC, 4.000%, 06/01/2028	23,267	0.0
39,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	33,477	0.0
66,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	67,844	0.1
130,000	Entergy Louisiana LLC, 0.620%, 11/17/2023	126,196	0.1
12,000	Entergy Louisiana LLC, 3.250%, 04/01/2028	11,211	0.0
74,000	Entergy Louisiana LLC, 4.000%, 03/15/2033	69,345	0.1
23,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	22,857	0.0
77,000	Entergy Louisiana LLC, 5.590%, 10/01/2024	77,655	0.1
30,000	Entergy Mississippi LLC, 3.500%, 06/01/2051	22,699	0.0
71,000	Entergy Mississippi LLC, 3.850%, 06/01/2049	56,548	0.0
174,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	182,909	0.2
318,000	Eversource Energy, 1.400%, 08/15/2026	285,114	0.2
172,000	Eversource Energy, 2.900%, 03/01/2027	160,603	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
131,000	Eversource Energy, 5.450%, 03/01/2028	$135,848	0.1
368,000	Exelon Corp., 4.950%, 06/15/2035	362,995	0.3
235,000	Exelon Corp., 5.150%, 03/15/2028	239,299	0.2
102,000	Exelon Corp., 5.600%, 03/15/2053	104,038	0.1
16,000	Florida Power & Light Co., 2.875%, 12/04/2051	11,256	0.0
88,000	Florida Power & Light Co., 5.400%, 09/01/2035	90,754	0.1
53,000	Florida Power & Light Co., 5.650%, 02/01/2037	56,327	0.0
80,000	Georgia Power Co., 4.700%, 05/15/2032	79,305	0.1
89,000	Iberdrola International BV, 5.810%, 03/15/2025	90,756	0.1
121,000	Idaho Power Co., 5.500%, 03/15/2053	125,960	0.1
58,000	Indiana Michigan Power Co., 3.850%, 05/15/2028	56,155	0.0
188,000	Indiana Michigan Power Co., 5.625%, 04/01/2053	196,031	0.2
84,000	Indiana Michigan Power Co., 6.050%, 03/15/2037	91,332	0.1
160,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	147,416	0.1
66,000	Kentucky Utilities Co., 5.450%, 04/15/2033	68,682	0.1
66,000	Louisville Gas and Electric Co., 5.450%, 04/15/2033	68,633	0.1
189,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	180,309	0.2
113,000 (1)	Metropolitan Edison Co., 5.200%, 04/01/2028	114,225	0.1
172,000	MidAmerican Energy Co., 4.250%, 05/01/2046	150,574	0.1
250,000	MidAmerican Energy Co., 4.400%, 10/15/2044	229,123	0.2
36,000	MidAmerican Energy Co., 4.800%, 09/15/2043	34,849	0.0
54,000	Mississippi Power Co., 4.250%, 03/15/2042	46,139	0.0
40,000	Mississippi Power Co., 4.750%, 10/15/2041	34,679	0.0
130,000 (1)	Monongahela Power Co., 3.550%, 05/15/2027	123,498	0.1
92,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	78,722	0.1

See Accompanying Notes to Financial Statements
37

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
84,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 02/07/2028	$79,928	0.1
108,000	National Rural Utilities Cooperative Finance Corp., 4.023%, 11/01/2032	101,928	0.1
131,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	124,734	0.1
256,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	238,786	0.2
75,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	79,945	0.1
284,000 (1)	New York State Electric & Gas Corp., 3.250%, 12/01/2026	271,237	0.2
179,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	161,976	0.1
127,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	125,881	0.1
136,000	NextEra Energy Capital Holdings, Inc., 4.450%, 06/20/2025	135,164	0.1
182,000	NextEra Energy Capital Holdings, Inc., 5.050%, 02/28/2033	182,634	0.2
251,000	NextEra Energy Capital Holdings, Inc., 5.250%, 02/28/2053	247,858	0.2
201,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	204,582	0.2
66,000	Oklahoma Gas and Electric Co., 5.400%, 01/15/2033	68,124	0.1
82,000 (2)	ONE Gas, Inc., 4.250%, 09/01/2032	79,881	0.1
81,000	Pacific Gas and Electric Co., 3.250%, 06/01/2031	68,718	0.1
123,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	92,755	0.1
86,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	67,620	0.1
87,000	Pacific Gas and Electric Co., 6.750%, 01/15/2053	90,102	0.1
288,000	PacifiCorp, 4.100%, 02/01/2042	254,255	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
188,000	PacifiCorp, 5.350%, 12/01/2053	$192,815	0.2
84,000	PECO Energy Co., 2.850%, 09/15/2051	57,555	0.1
83,000	Piedmont Natural Gas Co., Inc., 3.600%, 09/01/2025	79,551	0.1
100,000	PPL Electric Utilities Corp., 5.250%, 05/15/2053	103,672	0.1
93,000	Public Service Co. of Colorado, 5.250%, 04/01/2053	94,874	0.1
123,000	Public Service Co. of New Hampshire, 5.150%, 01/15/2053	124,929	0.1
154,000	Public Service Co. of Oklahoma, 2.200%, 08/15/2031	126,065	0.1
148,000	Public Service Co. of Oklahoma, 3.150%, 08/15/2051	102,803	0.1
60,000	Public Service Electric and Gas Co., 3.000%, 05/15/2027	56,736	0.0
100,000	Public Service Electric and Gas Co., 5.125%, 03/15/2053	102,607	0.1
205,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	169,849	0.1
139,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	144,582	0.1
380,000 (3)	Sempra Energy, 4.125%, 04/01/2052	307,238	0.3
403,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	342,331	0.3
30,000	Southern California Edison Co., 3.650%, 02/01/2050	23,159	0.0
96,000	Southern California Edison Co., 4.000%, 04/01/2047	79,059	0.1
153,000	Southern California Edison Co., 4.050%, 03/15/2042	127,203	0.1
340,000 (3)	Southern Co/The, 4.000%, 01/15/2051	312,779	0.3
90,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	90,753	0.1
70,000	Tucson Electric Power Co., 4.000%, 06/15/2050	56,885	0.0
42,000	Union Electric Co., 2.150%, 03/15/2032	34,432	0.0

See Accompanying Notes to Financial Statements
38

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
44,000	Union Electric Co., 5.450%, 03/15/2053	$46,058	0.0
302,000	Virginia Electric and Power Co., 3.800%, 04/01/2028	292,896	0.3
123,000	Virginia Electric and Power Co., 5.450%, 04/01/2053	125,750	0.1
33,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	33,034	0.0
55,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	56,003	0.0
88,000	Wisconsin Power and Light Co., 3.000%, 07/01/2029	79,745	0.1
		13,972,994	12.2
	Total Corporate Bonds/Notes (Cost $109,327,093)	106,824,758	93.3
U.S. TREASURY OBLIGATIONS: 3.2%
	U.S. Treasury Bonds: 1.8%
1,141,000	3.875%,02/15/2043	1,151,429	1.0
936,000	4.000%,11/15/2052	993,623	0.8
		2,145,052	1.8
	U.S. Treasury Notes: 1.4%
1,115,300	3.500%,02/15/2033	1,117,130	1.0
101,000	4.000%,02/29/2028	102,834	0.1
81,000	4.625%,02/28/2025	81,794	0.1
271,000	4.625%,03/15/2026	277,193	0.2
		1,578,951	1.4
	Total U.S. Treasury Obligations (Cost $3,667,911)	3,724,003	3.2

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
	Utilities: 0.2%
8,000 (2)(4)(5)	Southern Company	180,800	0.2
	Total Preferred Stock
	(Cost $200,000)	180,800	0.2
	Total Long-Term Investments
	(Cost $113,195,004)	110,729,561	96.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 1.8%
1,000,000 (6)	Bank of America Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,000,396, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.000%, Market Value plus accrued interest $1,020,000, due 11/01/49-02/01/51)	$1,000,000	0.9
14,635 (6)	Citigroup, Inc., Repurchase Agreement dated 03/31/23, 4.81%, due 04/03/23 (Repurchase Amount $14,641, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.500%- 7.000%, Market Value plus accrued interest $14,928, due 12/26/24-03/20/53)	14,635	0.0
1,000,000 (6)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,000,396, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.375%, Market Value plus accrued interest $1,020,000, due 04/06/23- 02/20/53)	1,000,000	0.9
	Total Repurchase Agreements
	Total Short-Term Investments (Cost $2,014,635)	2,014,635	1.8
	Total Investments in Securities (Cost $115,209,639)	$112,744,196	98.5
	Assets in Excess of Other Liabilities	1,762,187	1.5
	Net Assets	$114,506,383	100.0

See Accompanying Notes to Financial Statements
39

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(4)
Non-income producing security.

(5)
Preferred Stock may be called prior to convertible date.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0003M   3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Preferred Stock	$—	$180,800	$—	$180,800
Corporate Bonds/Notes	—	106,824,758	—	106,824,758
U.S. Treasury Obligations	—	3,724,003	—	3,724,003
Short-Term Investments	—	2,014,635	—	2,014,635
Total Investments, at fair value	$—	$112,744,196	$—	$112,744,196
Other Financial Instruments+
Futures	232,182	—	—	232,182
Total Assets	$232,182	$112,744,196	$—	$112,976,378
Liabilities Table
Other Financial Instruments+
Futures	$(373,293)	$—	$—	$(373,293)
Total Liabilities	$(373,293)	$—	$—	$(373,293)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2023, the following futures contracts were outstanding for Voya Investment Grade Credit Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	13	06/21/23	$1,493,984	$38,770
U.S. Treasury 2-Year Note	67	06/30/23	13,832,359	167,560
U.S. Treasury 5-Year Note	12	06/30/23	1,314,094	25,852
			$16,640,437	$232,182
Short Contracts:
U.S. Treasury Long Bond	(25)	06/21/23	(3,278,906)	(119,382)
U.S. Treasury Ultra 10-Year Note	(69)	06/21/23	(8,358,703)	(248,052)
U.S. Treasury Ultra Long Bond	(3)	06/22/23	(423,375)	(5,859)
			$(12,060,984)	$(373,293)
See Accompanying Notes to Financial Statements
40

PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$232,182
Total Asset Derivatives		$232,182
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$373,293
Total Liability Derivatives		$373,293

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$177,006	$177,006
Interest rate contracts	22,029	—	22,029
Total	$22,029	$177,006	$199,035
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(67,802)
Total	$(67,802)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $119,902,901.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,547,818
Gross Unrealized Depreciation	(8,847,634)
Net Unrealized Depreciation	$(7,299,816)

See Accompanying Notes to Financial Statements
41

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya Investment Grade Credit Fund
Class A	NII	$0.2987
Class I	NII	$0.3223
Class R6	NII	$0.3237
Class W	NII	$0.3214

NII – Net investment income
Pursuant to Internal Revenue Code Section 871(k)(1), Voya Investment Grade Credit Fund designates 98.19% of net investment income distributions as interest-related dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
42

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement

43

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2023.

44

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 –
Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 –
August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 –
Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
45

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March
2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 –
Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	October 2000 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 –
Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
46

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 –
Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Investment Grade Credit Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net

49

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of

50

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the
Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2023.

51

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
172492         (0323-052523)

Annual Report
March 31, 2023
Voya Securitized Credit Fund
■
Classes A, I, R6 and W

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (https://individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Benchmark Descriptions

Index	Description
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
1

Portfolio Managers’ Report	Voya Securitized Credit Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Commercial Mortgage-Backed Securities	37.3%
Collateralized Mortgage Obligations	34.4%
Asset-Backed Securities	26.6%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Securitized Credit Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson and Jonathan Abshire, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s Class A shares returned -3.35%, compared to the Bloomberg U.S. Securitized MBS/ABS/CMBS Index (the “Index” or “Bloomberg U.S. Securitized”), which returned -4.73% for the same period.
Portfolio Specifics: Duration was the key driver of return outperformance over the period as the Fund maintained a slight underweight to duration that proved positive given the level of interest rate volatility and higher level of rates to end the period. On a stand-alone basis, all sectors detracted from excess returns, except for asset-backed securities (“ABS”). Performance within ABS was driven by our allocation to collateralized loan obligations (“CLOs”). The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) was the largest detractor with most of the underperformance experienced in fourth quarter 2022. This was driven by the Fund’s exposure to the below investment-grade (“IG”) rated parts of the CMBS capital structure and idiosyncratic commercial real estate (“CRE”) collateral developments. Performance in non-agency residential mortgage-backed securities (“RMBS”) was volatile over the period given their sensitivity to interest rates and the elevated level of rate volatility throughout 2022.
During the reporting period, the Fund used futures primarily for cash management purposes. As a result, derivatives had a modesty negative impact on performance.
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/50	1.7%
RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/49	1.3%
RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/49	1.2%
Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, 01/25/42	1.0%
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 B1, 9.310%, 02/25/42	1.0%
WFRBS Commercial Mortgage Trust 2013-C14 D, 3.975%, 06/15/46	0.9%
LSTAR Commercial Mortgage Trust 2016-4 F, 4.611%, 03/10/49	0.9%
Series RR 2014-1 F Trust, 05/25/47	0.9%
Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/50	0.9%
Symphony Static CLO I Ltd. 2021-1A D, 7.568%, 10/25/29	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: We believe high levels of rate volatility illustrate the lack of certainty regarding the direction of the Fed, the economy and markets. On the one hand, we believe the risk of reaccelerating inflation has diminished, on the other a new scenario of a more widespread banking crisis has taken its place. In our opinion, while the likelihood of either of these scenarios materializing remains slim, so does the likelihood of a soft landing. All of this adds to the challenges of navigating this environment.
We remain relatively defensive, with a preference for higher quality, and consumer-related risk. CMBS, in our opinion, also looks attractive for investors willing to accept a certain level of risk. We believe CRE will likely face difficult refinancing conditions going forward, and this will test more subordinated CMBS tranches. However, in a departure from the previous, long-standing paradigm of “location, location, location”, we believe property type has emerged as the key dimension that will likely drive future credit performance. In CMBS, our preference is tilted toward multi-family properties, and away from office. Our outlooks for ABS and RMBS are more constructive. Within ABS, we focus on the consumer-oriented products that provide access to a unique combination of fixed income attributes: U.S. centric, diverse mix of sub-sectors, wide array of forms of consumer credit, housed in robust structures that command liquidity with relatively short spread durations and an income component. Time tested performance and efficient capital regimes should contribute to favorable liquidity from a broad range of investor types over the long term. Turning to mortgage credit, housing markets have definitively slowed, with real implications for economic activity in recent quarters. However, the decline in prices and related activity has proven healthy, helping undermine inflation and correct excesses in home prices in certain areas. Mortgage credit behavior has remained stable throughout the slowdown, well underpinned by strong underwriting and regulatory oversight, historically high tappable equity, a burgeoning millennial demographic, affinity for home ownership, a low-rate mortgage base for most holders and a still strong labor market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Voya Securitized Credit Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	Since Inception of Classes A and I August 3, 2015	Since Inception of Class W August 1, 2017	Since Inception of Class R6 July 31, 2020
Including Sales Charge:
Class A(1)	-5.73%	0.39%	1.98%	—	—
Class I	-3.03%	1.22%	2.65%	—	—
Class R6	-3.02%	—	—	—	1.37%
Class W	-3.20%	1.13%	—	1.54%	—
Excluding Sales Charge:
Class A	-3.35%	0.89%	2.32%	—	—
Class I	-3.03%	1.22%	2.65%	—	—
Class R6	-3.02%	—	—	—	1.37%
Class W	-3.20%	1.13%	—	1.54%	—
Bloomberg U.S. Securitized	-4.73%	0.30%	0.65%	0.14%	-3.94%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Securitized Credit Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

3

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2023*
Class A	$1,000.00	$1,010.00	1.00%	$5.01	$1,000.00	$1,019.95	1.00%	$5.04
Class I	1,000.00	1,011.60	0.68	3.41	1,000.00	1,021.54	0.68%	3.43
Class R6	1,000.00	1,011.70	0.68	3.41	1,000.00	1,021.54	0.68%	3.43
Class W	1,000.00	1,011.30	0.75	3.76	1,000.00	1,021.19	0.75%	3.78

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Securitized Credit Fund and the Board of Trustees of Voya Separate Portfolios Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Securitized Credit Fund (the “Fund”) (one of the funds constituting Voya Separate Portfolios Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Separate Portfolios Trust) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 30, 2023
5

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023

ASSETS:
Investments in securities at fair value*	$650,167,297
Short-term investments at fair value†	18,093,672
Cash	1,777
Cash collateral for futures contracts	3,640,475
Receivables:
Investment securities sold	52,926
Fund shares sold	365,374
Dividends	61,408
Interest	3,409,217
Prepaid expenses	26,913
Reimbursement due from Investment Adviser	60,491
Other assets	13,941
Total assets	675,893,491
LIABILITIES:
Income distribution payable	620,051
Payable for fund shares redeemed	12,632,501
Variation margin payable on futures contracts	368,396
Payable for investment management fees	363,397
Payable for distribution and shareholder service fees	1,779
Payable to trustees under the deferred compensation plan (Note 6)	13,941
Payable for trustee fees	2,666
Other accrued expenses and liabilities	278,409
Total liabilities	14,281,140
NET ASSETS	$661,612,351
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$785,485,571
Total distributable loss	(123,873,220)
NET ASSETS	$661,612,351
* Cost of investments in securities	$737,652,328
† Cost of short-term investments	$18,095,193
See Accompanying Notes to Financial Statements
6

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023 (continued)

Class A
Net assets	$8,366,658
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	940,109
Net asset value and redemption price per share†	$8.90
Maximum offering price per share (2.50%)(1)	$9.13
Class I
Net assets	$647,675,549
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	72,641,367
Net asset value and redemption price per share	$8.92
Class R6
Net assets	$5,191,680
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	582,147
Net asset value and redemption price per share	$8.92
Class W
Net assets	$378,464
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	42,434
Net asset value and redemption price per share	$8.92

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENTS OF OPERATIONS for the year ended March 31, 2023

INVESTMENT INCOME:
Dividends	$485,542
Interest	42,099,746
Total investment income	42,585,288
EXPENSES:
Investment management fees	6,375,046
Distribution and shareholder service fees:
Class A	23,690
Transfer agent fees:
Class A	15,251
Class I	489,698
Class P*	595
Class R6	1,059
Class W	1,187
Shareholder reporting expense	36,525
Registration fees	124,005
Professional fees	116,240
Custody and accounting expense	296,950
Trustee fees	26,669
Miscellaneous expense	67,878
Interest expense	8,520
Total expenses	7,583,313
Waived and reimbursed fees	(1,832,881)
Net expenses	5,750,432
Net investment income	36,834,856
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(65,171,318)
Futures	31,960,837
Net realized loss	(33,210,481)
Net change in unrealized appreciation (depreciation) on:
Investments	(30,511,490)
Futures	(13,439,795)
Net change in unrealized appreciation (depreciation)	(43,951,285)
Net realized and unrealized loss	(77,161,766)
Decrease in net assets resulting from operations	$(40,326,910)

*
Class P was fully redeemed on close of business March 3, 2023.

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
FROM OPERATIONS:
Net investment income	$36,834,856	$39,931,436
Net realized gain (loss)	(33,210,481)	16,804,447
Net change in unrealized appreciation (depreciation)	(43,951,285)	(40,880,517)
Increase (decrease) in net assets resulting from operations	(40,326,910)	15,855,366
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(298,725)	(402,332)
Class I	(27,870,690)	(30,526,020)
Class P*	(9,914,618)	(11,326,360)
Class R6	(8,838)	(53,749)
Class W	(24,239)	(62,947)
Total distributions	(38,117,110)	(42,371,408)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	247,878,346	527,950,202
Reinvestment of distributions	25,929,061	37,479,936
	273,807,407	565,430,138
Cost of shares redeemed	(938,636,351)	(449,896,968)
Net increase (decrease) in net assets resulting from capital share transactions	(664,828,944)	115,533,170
Net increase (decrease) in net assets	(743,272,964)	89,017,128
NET ASSETS:
Beginning of year or period	1,404,885,315	1,315,868,187
End of year or period	$661,612,351	$1,404,885,315

*
Class P was fully redeemed on close of business March 3, 2023.

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-23	9.51	0.27•	(0.59)	(0.32)	0.29	—	—	0.29	—	8.90	(3.35)	1.07	1.00	1.00	2.98	8,367	21
03-31-22	9.68	0.23•	(0.16)	0.07	0.24	—	—	0.24	—	9.51	0.73	1.07	1.00	1.00	2.37	11,621	57
03-31-21	8.79	0.25•	0.94	1.19	0.26	—	0.04	0.30	—	9.68	13.74	1.02	1.00	1.00	2.69	20,476	38
03-31-20	10.21	0.36•	(1.30)	(0.94)	0.39	0.01	0.08	0.48	—	8.79	(9.79)	0.97	0.96	0.96	3.46	56,238	30
03-31-19	10.22	0.44	0.02	0.46	0.45	0.01	0.01	0.47	—	10.21	4.66	1.02	1.00	1.00	4.29	84,096	29
Class I
03-31-23	9.53	0.30•	(0.59)	(0.29)	0.32	—	—	0.32	—	8.92	(3.03)	0.72	0.68	0.68	3.29	647,676	21
03-31-22	9.69	0.26•	(0.15)	0.11	0.27	—	—	0.27	—	9.53	1.16	0.69	0.68	0.68	2.64	1,075,715	57
03-31-21	8.80	0.27•	0.95	1.22	0.29	—	0.04	0.33	—	9.69	14.09	0.73	0.68	0.68	2.91	971,282	38
03-31-20	10.22	0.37•	(1.28)	(0.91)	0.42	0.01	0.08	0.51	—	8.80	(9.49)	0.71	0.68	0.68	3.65	708,792	30
03-31-19	10.24	0.47	0.02	0.49	0.49	0.01	0.01	0.51	—	10.22	4.87	0.72	0.68	0.68	4.57	303,211	29
Class R6
03-31-23	9.53	(0.04)•	(0.25)	(0.29)	0.32	—	—	0.32	—	8.92	(3.02)	1.15	0.68	0.68	(0.53)	5,192	21
03-31-22	9.71	0.25•	(0.15)	0.10	0.28	—	—	0.28	—	9.53	0.96	0.64	0.64	0.64	2.56	3	57
07-31-20(4) - 03-31-21	9.36	0.18•	0.37	0.55	0.16	—	0.04	0.20	—	9.71	5.91	1.90	0.68	0.68	2.84	3	38
Class W
03-31-23	9.54	0.30•	(0.61)	(0.31)	0.31	—	—	0.31	—	8.92	(3.20)	0.82	0.75	0.75	3.23	378	21
03-31-22	9.70	0.26•	(0.15)	0.11	0.27	—	—	0.27	—	9.54	1.09	0.82	0.75	0.75	2.63	1,043	57
03-31-21	8.81	0.28•	0.94	1.22	0.29	—	0.04	0.33	—	9.70	14.00	0.77	0.75	0.75	2.98	3,487	38
03-31-20	10.23	0.37•	(1.28)	(0.91)	0.42	0.01	0.08	0.51	—	8.81	(9.53)	0.72	0.71	0.71	3.57	11,198	30
03-31-19	10.25	0.47	0.01	0.48	0.48	0.01	0.01	0.50	—	10.23	4.80	0.77	0.75	0.75	4.54	1,984	29

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023

NOTE 1 — ORGANIZATION
Voya Separate Portfolios Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya Securitized Credit Fund (“Securitized Credit”) or (the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class I, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund is maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Fund will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
E. Foreign Currency Transactions and Futures Contracts. The Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2023, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2023, the Fund had an average notional value of $45,355,016 and $325,157,787 on futures contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open futures contracts at March 31, 2023.
F. Distributions to Shareholders. The Fund records distributions to the shareholders on the ex-dividend date. The Fund distributes capital gains, if any, annually. The
Fund declares dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2023, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
Purchases	Sales
$194,748,560	$749,203,403
U.S. government securities not included above were as follows:
Purchases	Sales
$18,840,906	$73,840,401
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:
Fee
0.60% on the first $1.5 billion, 0.57% on the next $500 million and 0.55% on assets thereafter
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to the Fund. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A shares of the Fund has a plan ( a “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A. For the year ended March 31, 2023, the Distributor retained the following amounts in sales charges.
Class A
Initial Sales Charges:	$2
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2023, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities.

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2023, the Fund did not pay any amounts for affiliated recordkeeping services.
The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), a common sub-adviser and/ or common officers or trustees. For the year ended March 31, 2023, the Fund engaged in such transactions amounting to $221,875,254 of in-kind sales, resulting in a net realized loss of $(30,410,258).
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class I	Class R6	Class W
1.00%	0.68%	0.68%	0.75%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
March 31,
2024	2025	2026	Total
$125,443	$—	$97,954	$223,397
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of March 31, 2023 are as follows:
	March 31,
	2024	2025	2026	Total
Class A	$3,343	$11,776	$5,935	$21,054
Class I	294,665	65,195	256,074	615,934
Class R6	23	—	1,059	1,082
Class W	616	1,214	444	2,274
The Expense Limitation Agreement is contractual through August 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended March 31, 2023, as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
10	$14,746,700	2.08%

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars are as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2023	126,441	—	30,742	(438,513)	(281,330)	1,136,479	—	276,773	(3,996,410)	(2,583,158)
3/31/2022	226,448	—	40,403	(1,161,562)	(894,711)	2,202,100	—	392,923	(11,302,365)	(8,707,342)
Class I
3/31/2023	26,280,108	—	2,357,897	(68,857,125)	(40,219,120)	239,449,045	—	21,308,845	(628,975,441)	(368,217,551)
3/31/2022	51,196,747	—	2,811,934	(41,371,740)	12,636,941	499,059,416	—	27,353,977	(401,027,816)	125,385,577
Class P*
3/31/2023	141,685	—	478,240	(33,704,225)	(33,084,300)	1,288,178	—	4,331,019	(304,244,067)	(298,624,870)
3/31/2022	1,161,368	—	989,974	(2,029,716)	121,626	11,365,382	—	9,689,711	(19,777,914)	1,277,179
Class R6
3/31/2023	580,819	—	991	—	581,810	5,192,526	—	8,838	—	5,201,364
3/31/2022	1,501,274	—	3,783	(1,505,047)	10	14,682,544	—	37,030	(14,701,402)	18,172
Class W
3/31/2023	88,043	—	394	(155,305)	(66,868)	812,118	—	3,586	(1,420,433)	(604,729)
3/31/2022	65,712	—	646	(316,461)	(250,103)	640,760	—	6,295	(3,087,471)	(2,440,416)

*
Class P was fully redeemed on close of business March 3, 2023.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The Fund did not engage in securities lending during the year ended March 31, 2023.
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of capital loss carryforwards and futures contracts.

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of March 31, 2023:
Paid-in Capital	Distributable Earnings
$(30,410,258)(1)	$30,410,258

(1)
Amount relates to in-kind sales.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2023	Year Ended March 31, 2022
Ordinary Income	Ordinary Income
$38,117,110	$42,371,408

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2023 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/ (Loss)
		Amount	Character	Expiration
$1,237,969	$(87,895,005)	$(19,947,232)	Short-term	None	$(620,051)	$(123,873,220)
		(16,648,901)	Long-term	None
$(36,596,133)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 13 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 13 — LIQUIDITY (continued)

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 14 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.
NOTE 16 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2023, the Fund declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0274	May 1, 2023	Daily
Class I	$0.0298	May 1, 2023	Daily
Class R6	$0.0300	May 1, 2023	Daily
Class W	$0.0293	May 1, 2023	Daily
Line of Credit Renewal: Effective June 13, 2023, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 34.4%
979,556 (1)(2)	Agate Bay Mortgage Trust 2015-1 B4, 3.674%, 01/25/2045	$750,592	0.1
654,231 (1)(2)	Agate Bay Mortgage Trust 2015-3 B4, 3.542%, 04/25/2045	586,531	0.1
509,569 (1)(2)	Agate Bay Mortgage Trust 2015-4 B3, 3.515%, 06/25/2045	421,379	0.1
543,580 (1)(2)	Agate Bay Mortgage Trust 2016-1 B3, 3.658%, 12/25/2045	461,173	0.1
646,000 (1)(2)	Agate Bay Mortgage Trust 2016-1 B4, 3.658%, 12/25/2045	557,526	0.1
869,063 (1)(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.762%, 03/25/2046	803,946	0.1
998,319 (1)(2)	Agate Bay Mortgage Trust 2016-2 B4, 3.762%, 03/25/2046	672,826	0.1
323,661	Alternative Loan Trust 2004-32CB 2A2, 5.245%, (US0001M + 0.400%), 02/25/2035	294,404	0.1
487,345	Alternative Loan Trust 2004-J7 MI, 4.821%, (US0001M + 1.020%), 10/25/2034	482,577	0.1
270,479	Alternative Loan Trust 2005-31 1A1, 5.405%, (US0001M + 0.560%), 08/25/2035	231,902	0.0
211,795	Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/2036	146,984	0.0
382,909	Alternative Loan Trust 2005-J2 1A12, 5.245%, (US0001M + 0.400%), 04/25/2035	295,819	0.1
267,905	Alternative Loan Trust 2006-19CB A12, 5.245%, (US0001M + 0.400%), 08/25/2036	133,167	0.0
611,829	Alternative Loan Trust 2006-20CB A9, 6.000%, 07/25/2036	297,527	0.1
375,172	Alternative Loan Trust 2007-18CB 1A7, 5.315%, (US0001M + 0.470%), 08/25/2037	133,312	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
921,131	Alternative Loan Trust 2007-OA4 A1, 5.185%, (US0001M + 0.170%), 05/25/2047	$767,519	0.1
726,832 (1)(2)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	671,471	0.1
1,355,284 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-5 B3A, 3.489%, 11/25/2051	998,487	0.2
1,733,913 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-6 B3A, 3.392%, 10/25/2051	1,290,337	0.2
1,421,287 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2022-2 B3A, 3.411%, 12/25/2051	1,019,640	0.2
136,446 (1)	Bear Stearns ALT-A Trust 2005-10 21A1, 3.464%, 01/25/2036	130,569	0.0
125,970 (1)	Bear Stearns ALT-A Trust 2005-4 23A1, 3.942%, 05/25/2035	116,067	0.0
229,657 (1)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.015%, 09/25/2035	184,447	0.0
1,005,353 (1)	Bear Stearns ALT-A Trust 2005-9 26A1, 3.613%, 11/25/2035	660,213	0.1
111,231 (1)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 4.015%, 09/25/2036	94,195	0.0
49,895 (1)	Chase Mortgage Finance Trust Series 2007-A1 1A2, 3.949%, 02/25/2037	46,770	0.0
221,766 (1)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.786%, 11/25/2034	197,735	0.0
432,384	CHL Mortgage Pass-Through Trust 2006-1 A2, 6.000%, 03/25/2036	248,540	0.0
352,755	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	189,528	0.0
450,784 (1)(2)	CIM Trust 2018-INV1 A10, 4.000%, 08/25/2048	422,999	0.1
56,051 (1)(2)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	53,264	0.0
260,533 (1)(2)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	235,025	0.0

See Accompanying Notes to Financial Statements
21

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,244,254 (1)(2)	CIM Trust 2019-INV3 B1A, 4.687%, 08/25/2049	$1,154,852	0.2
879,871 (1)(2)	CIM Trust 2019-J1 B3, 3.941%, 08/25/2049	759,196	0.1
500,000 (1)(2)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	437,329	0.1
942,485 (1)(2)	CIM Trust 2020-J1 B3, 3.447%, 07/25/2050	759,575	0.1
940,312 (1)(2)	CIM Trust 2020-J2 B2, 2.758%, 01/25/2051	703,538	0.1
1,243,318 (1)(2)	CIM Trust 2020-J2 B3, 2.758%, 01/25/2051	889,583	0.1
231,867 (1)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.287%, 03/25/2036	177,391	0.0
209,263 (1)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.890%, 09/25/2037	179,110	0.0
585,508 (1)(2)	Citigroup Mortgage Loan Trust 2013-7 2A2, 3.608%, 08/25/2036	541,909	0.1
1,037,735 (1)(2)	Citigroup Mortgage Loan Trust 2021-J3 B3W, 2.858%, 09/25/2051	724,301	0.1
436,574	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	425,953	0.1
135,231	CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/2037	117,443	0.0
893,794 (1)(2)	COLT 2022-5 A1 Mortgage Loan Trust, 4.550%, 04/25/2067	865,963	0.1
1,397,704 (2)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.845%, (US0001M + 3.000%), 01/25/2040	1,311,154	0.2
780,469 (2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 6.845%, (US0001M + 2.000%), 01/25/2040	775,875	0.1
2,445,981 (2)	Connecticut Avenue Securities Trust 2022-R01 1B1, 7.710%, (SOFR30A + 3.150%), 12/25/2041	2,274,692	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,048,278 (2)	Connecticut Avenue Securities Trust 2022-R02 2B1, 9.060%, (SOFR30A + 4.500%), 01/25/2042	$999,790	0.2
4,088,283 (2)	Connecticut Avenue Securities Trust 2023-R02 1B1, 10.118%, (SOFR30A + 5.550%), 01/25/2043	4,077,937	0.6
592,593 (1)(2)(3)	CSMC 2019-AFC1 A3 Trust, 2.877% (Step Rate @ 3.877% on 08/01/2023), 07/25/2049	548,869	0.1
1,000,000 (1)(2)	CSMC 2021-AFC1 M1 Trust, 2.193%, 03/25/2056	608,404	0.1
171,035 (1)(2)	CSMC Trust 2013-IVR3 B3, 3.398%, 05/25/2043	160,379	0.0
219,381 (1)(2)	CSMC Trust 2013-IVR5 B3, 3.636%, 10/25/2043	206,981	0.0
321,835 (1)(2)	CSMC Trust 2014-IVR1 B3, 3.596%, 11/25/2043	300,184	0.1
274,258 (1)(2)	CSMC Trust 2014-IVR2 B3, 3.772%, 04/25/2044	260,301	0.0
390,142 (1)(2)	CSMC Trust 2014-IVR3 B3, 4.051%, 07/25/2044	367,623	0.1
1,397,704 (1)(2)	Deephaven Residential Mortgage Trust 2021-4 M1, 3.257%, 11/25/2066	965,513	0.2
309,384 (1)(2)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.484%, 06/27/2037	265,464	0.0
698,852 (2)	Eagle RE 2021-2 M1C Ltd., 8.010%, (SOFR30A + 3.450%), 04/25/2034	707,729	0.1
2,026,670 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 8.495%, (US0001M + 3.650%), 02/25/2040	2,024,691	0.3
698,852 (2)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 7.860%, (SOFR30A + 3.300%), 11/25/2041	659,493	0.1

See Accompanying Notes to Financial Statements
22

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
824,489 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 8.945%, (US0001M + 4.100%), 07/25/2039	$833,988	0.1
330,328 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 6.895%, (US0001M + 2.050%), 01/25/2040	331,540	0.1
835,811 (1)(2)	Figure Line of Credit Trust 2020-1 A, 4.040%, 09/25/2049	799,343	0.1
893,417 (1)(2)	Flagstar Mortgage Trust 2018-2 B2, 4.010%, 04/25/2048	789,216	0.1
965,473 (1)(2)	Flagstar Mortgage Trust 2018-4 B3, 4.205%, 07/25/2048	864,016	0.1
905,717 (1)(2)	Flagstar Mortgage Trust 2018-5 B3, 4.496%, 09/25/2048	800,027	0.1
904,620 (1)(2)	Flagstar Mortgage Trust 2018-6RR B1, 4.923%, 10/25/2048	842,254	0.1
306,233 (1)(2)	Flagstar Mortgage Trust 2019-1INV A15, 3.500%, 10/25/2049	278,256	0.0
3,700,169 (1)(2)	Flagstar Mortgage Trust 2019-1INV B2A, 4.539%, 10/25/2049	3,345,756	0.5
930,497 (1)(2)	Flagstar Mortgage Trust 2019-2 B2, 4.030%, 12/25/2049	820,849	0.1
3,296,460 (1)(2)	Flagstar Mortgage Trust 2020-1NV B2A, 4.216%, 03/25/2050	2,855,277	0.4
1,642,972 (1)(2)	Flagstar Mortgage Trust 2020-1NV B3, 4.216%, 03/25/2050	1,393,018	0.2
850,725 (2)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 6.695%, (US0001M + 1.850%), 02/25/2050	845,897	0.1
765,460 (2)	Freddie Mac STACR REMIC Trust 2020-DNA5 M2, 7.360%, (SOFR30A + 2.800%), 10/25/2050	774,496	0.1
780,342 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 7.945%, (US0001M + 3.100%), 03/25/2050	800,158	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
783,080 (2)	Freddie Mac STACR REMIC Trust 2021-DNA5 M2, 6.210%, (SOFR30A + 1.650%), 01/25/2034	$768,878	0.1
2,725,522 (2)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 7.960%, (SOFR30A + 3.400%), 10/25/2041	2,561,640	0.4
1,397,704 (2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 6.810%, (SOFR30A + 2.250%), 08/25/2033	1,347,321	0.2
3,494,259 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 8.310%, (SOFR30A + 3.750%), 12/25/2041	3,147,959	0.5
6,988,518 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, (SOFR30A + 3.400%), 01/25/2042	6,366,429	1.0
2,096,556 (2)	Freddie Mac STACR REMIC Trust 2022-DNA4 M2, 9.810%, (SOFR30A + 5.250%), 05/25/2042	2,118,687	0.3
1,118,163 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.860%, (SOFR30A + 2.300%), 08/25/2033	1,102,234	0.2
2,096,556 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 8.210%, (SOFR30A + 3.650%), 11/25/2041	1,973,444	0.3
6,604,150 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 B1, 9.310%, (SOFR30A + 4.750%), 02/25/2042	6,300,699	1.0
3,494,259 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1B, 6.960%, (SOFR30A + 2.400%), 02/25/2042	3,398,844	0.5
3,843,685 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M2, 8.310%, (SOFR30A + 3.750%), 02/25/2042	3,710,193	0.6
480,724 (1)(2)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	462,818	0.1

See Accompanying Notes to Financial Statements
23

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
45,902 (1)(2)	Galton Funding Mortgage Trust 2019-1 A21, 4.500%, 02/25/2059	$44,443	0.0
943,283 (1)(2)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	855,489	0.1
1,156,377 (1)(2)	GCAT 2022-INV3 B1 Trust, 4.612%, 08/25/2052	1,031,617	0.2
2,425,693 (1)(2)	GCAT 2023-NQM1 A2 Trust, 4.250%, 10/25/2057	2,169,001	0.3
802,846 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.075%, 08/25/2049	677,336	0.1
82,286 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	77,727	0.0
916,493 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.393%, 11/25/2049	822,406	0.1
108,445 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	100,580	0.0
902,036 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.982%, 03/25/2050	802,174	0.1
2,388,627 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.982%, 03/25/2050	2,083,736	0.3
2,045,452 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B3, 3.982%, 03/25/2050	1,745,223	0.3
1,238,010 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 B3, 2.652%, 08/25/2051	865,484	0.1
155,543 (1)(2)	GS Mortgage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	140,194	0.0
264,423 (1)(2)	GS Mortgage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	236,261	0.0
622,202 (1)(2)	GS Mortgage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	560,802	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,464,473 (1)(2)	GS Mortgage-Backed Securities Trust 2020-PJ1 B3, 3.641%, 05/25/2050	$1,175,736	0.2
973,392 (1)(2)	GS Mortgage-Backed Securities Trust 2021-GR3 B3, 3.388%, 04/25/2052	701,127	0.1
973,748 (1)(2)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.388%, 04/25/2052	622,665	0.1
2,985,835 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ5 B3, 2.994%, 10/25/2052	2,158,988	0.3
2,209,297 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ6 A24, 3.000%, 01/25/2053	1,826,514	0.3
93,157 (1)	GSR Mortgage Loan Trust 2005-AR5 2A3, 3.765%, 10/25/2035	52,959	0.0
188,984 (1)	GSR Mortgage Loan Trust 2006-AR1 2A1, 3.895%, 01/25/2036	180,756	0.0
656,931	HarborView Mortgage Loan Trust 2007-5 A1A, 4.951%, (US0001M + 0.190%), 09/19/2037	558,493	0.1
2,795,407 (2)	Home RE 2019-1 M2 Ltd., 8.095%, (US0001M + 3.250%), 05/25/2029	2,819,654	0.4
1,716,809 (1)(2)	Hundred Acre Wood Trust 2021-INV3 B3, 3.327%, 12/25/2051	1,260,712	0.2
1,048,278 (1)(2)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	735,293	0.1
1,650,205	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.265%, (US0001M + 0.420%), 02/25/2046	1,149,304	0.2
43,372 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	41,877	0.0
29,818 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	28,807	0.0
921,630 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.476%, 08/25/2049	863,701	0.1
921,630 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.476%, 08/25/2049	804,112	0.1

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
692,489 (1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.635%, 06/25/2049	$653,089	0.1
1,019,259 (1)(2)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.160%, 05/25/2052	650,420	0.1
1,157,449 (1)(2)	J.P. Morgan Mortgage Trust 2022-1 B3, 3.095%, 07/25/2052	815,974	0.1
2,785,007 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 B3, 3.308%, 11/25/2052	2,046,129	0.3
2,493,225 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A15B, 5.500%, 07/25/2053	2,419,500	0.4
694,202 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A3A, 5.000%, 07/25/2053	678,420	0.1
1,850,678 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 B3, 5.840%, 07/25/2053	1,657,669	0.3
465,512	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	271,666	0.0
102,042 (1)	JP Morgan Mortgage Trust 2007-A3 1A1, 3.805%, 05/25/2037	86,586	0.0
929,393	JP Morgan Mortgage Trust 2007-S1 2A22, 5.750%, 03/25/2037	409,046	0.1
776,858 (1)(2)	JP Morgan Mortgage Trust 2014-1 B5, 3.688%, 01/25/2044	668,994	0.1
786,000 (1)(2)	JP Morgan Mortgage Trust 2014-5 B4, 2.780%, 10/25/2029	644,754	0.1
1,264,067 (1)(2)	JP Morgan Mortgage Trust 2015-4 B4, 3.548%, 06/25/2045	852,662	0.1
1,000,000 (1)(2)	JP Morgan Mortgage Trust 2016-1 B4, 3.799%, 05/25/2046	709,888	0.1
2,293,303 (1)(2)	JP Morgan Mortgage Trust 2017-1 B4, 3.448%, 01/25/2047	1,908,920	0.3
823,227 (1)(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.748%, 08/25/2047	737,815	0.1
917,248 (1)(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.868%, 11/25/2048	788,841	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
927,917 (1)(2)	JP Morgan Mortgage Trust 2017-6 B4, 3.782%, 12/25/2048	$777,163	0.1
1,003,276 (1)(2)	JP Morgan Mortgage Trust 2018-3 B2, 3.711%, 09/25/2048	870,497	0.1
1,421,566 (1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.711%, 09/25/2048	1,211,414	0.2
979,076 (1)(2)	JP Morgan Mortgage Trust 2018-4 B1, 3.713%, 10/25/2048	855,829	0.1
1,430,660 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.713%, 10/25/2048	1,243,093	0.2
284,412 (1)(2)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	253,840	0.0
1,263,695 (1)(2)	JP Morgan Mortgage Trust 2018-8 B1, 4.047%, 01/25/2049	1,095,304	0.2
904,122 (1)(2)	JP Morgan Mortgage Trust 2018-8 B2, 4.047%, 01/25/2049	778,726	0.1
904,559 (1)(2)	JP Morgan Mortgage Trust 2018-9 B2, 4.223%, 02/25/2049	803,885	0.1
906,409 (1)(2)	JP Morgan Mortgage Trust 2018-9 B3, 4.223%, 02/25/2049	788,330	0.1
110,874 (1)(2)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	103,897	0.0
1,338,155 (1)(2)	JP Morgan Mortgage Trust 2019-5 B2, 4.482%, 11/25/2049	1,231,269	0.2
929,741 (1)(2)	JP Morgan Mortgage Trust 2019-6 B1, 4.234%, 12/25/2049	824,712	0.1
1,299,503 (1)(2)	JP Morgan Mortgage Trust 2019-6 B2, 4.234%, 12/25/2049	1,200,353	0.2
415,504 (1)(2)	JP Morgan Mortgage Trust 2019-7 A15, 3.500%, 02/25/2050	371,597	0.1
1,925,049 (1)(2)	JP Morgan Mortgage Trust 2019-7 B3A, 3.250%, 02/25/2050	1,557,191	0.2
379,676 (1)(2)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	342,465	0.1

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,938,436 (1)(2)	JP Morgan Mortgage Trust 2019-8 B3A, 3.416%, 03/25/2050	$1,613,357	0.2
1,688,661 (1)(2)	JP Morgan Mortgage Trust 2019-9 B2A, 3.410%, 05/25/2050	1,386,537	0.2
2,069,137 (1)(2)	JP Morgan Mortgage Trust 2019-HYB1 B1, 4.483%, 10/25/2049	1,907,636	0.3
1,128,128 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.967%, 10/25/2049	1,046,517	0.2
414,046 (1)(2)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	374,323	0.1
179,420 (1)(2)	JP Morgan Mortgage Trust 2019-INV2 A3, 3.500%, 02/25/2050	163,468	0.0
2,301,672 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.382%, 05/25/2050	1,979,901	0.3
1,301,592 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.685%, 12/25/2049	1,231,000	0.2
1,301,592 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.685%, 12/25/2049	1,223,888	0.2
11,957 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 03/25/2050	11,556	0.0
48,594 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.500%, 03/25/2050	46,982	0.0
943,114 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.395%, 03/25/2050	834,843	0.1
1,647,743 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.395%, 03/25/2050	1,438,719	0.2
369,652 (1)(2)	JP Morgan Mortgage Trust 2020-1 A7, 3.500%, 06/25/2050	329,914	0.1
979,429 (1)(2)	JP Morgan Mortgage Trust 2020-3 B2, 3.847%, 08/25/2050	840,244	0.1
1,020,199 (1)(2)	JP Morgan Mortgage Trust 2020-4 B1, 3.649%, 11/25/2050	865,337	0.1
1,644,958 (1)(2)	JP Morgan Mortgage Trust 2020-5 B1, 3.583%, 12/25/2050	1,415,056	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
982,137 (1)(2)	JP Morgan Mortgage Trust 2020-8 B3, 3.501%, 03/25/2051	$784,857	0.1
86,713 (1)(2)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	83,306	0.0
1,085,723 (1)(2)	JP Morgan Mortgage Trust 2021-10 B2, 2.809%, 12/25/2051	815,044	0.1
884,722 (1)(2)	JP Morgan Mortgage Trust 2021-INV6 A3, 2.500%, 04/25/2052	702,345	0.1
1,054,266 (1)(2)	JP Morgan Trust 2015-1 B3, 5.695%, 12/25/2044	988,747	0.2
435,538 (1)(2)	JP Morgan Trust 2015-3 B3, 3.595%, 05/25/2045	387,876	0.1
866,534 (1)(2)	JP Morgan Trust 2015-3 B4, 3.595%, 05/25/2045	603,790	0.1
65,845	Lehman XS Trust Series 2005-5N 3A1B, 4.138%, (12MTA + 1.000%), 11/25/2035	64,220	0.0
1,339,192 (1)(2)	Mello Mortgage Capital Acceptance 2018-MTG2 B2, 4.362%, 10/25/2048	1,212,408	0.2
959,234 (1)(2)	Mello Mortgage Capital Acceptance 2021-MTG3 B3, 2.901%, 07/01/2051	701,849	0.1
1,706,124 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.324%, 03/25/2052	1,213,053	0.2
368,152 (1)(2)	MFA 2020-NQM3 A3 Trust, 1.632%, 01/26/2065	340,737	0.1
2,438,294 (1)(2)	MFA 2021-INV2 M1 Trust, 3.199%, 11/25/2056	1,754,174	0.3
700,000 (1)(2)	MFRA Trust 2021-INV1 M1, 2.288%, 01/25/2056	521,597	0.1
118,528	Morgan Stanley Mortgage Loan Trust 2005-10 4A1, 5.500%, 12/25/2035	73,702	0.0
900,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 6.645%, (US0001M + 1.800%), 09/25/2035	866,402	0.1
1,239,362 (1)(2)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	1,153,660	0.2
2,655,637 (2)	Oaktown Re VII Ltd. 2021-2 M1C, 7.910%, (SOFR30A + 3.350%), 04/25/2034	2,576,046	0.4

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
35,019 (1)(2)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	$33,817	0.0
150,621 (1)(2)	OBX 2019-EXP3 1A9 Trust, 3.500%, 10/25/2059	139,652	0.0
140,123 (1)(2)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	131,349	0.0
301,751 (1)(2)	OBX 2020-EXP3 1A9 Trust, 3.000%, 01/25/2060	262,432	0.0
349,460 (1)(2)	OBX 2020-INV1 A21 Trust, 3.500%, 12/25/2049	311,188	0.1
983,573 (1)(2)	OBX 2022-J1 A14 Trust, 2.500%, 02/25/2052	777,145	0.1
2,636,409 (1)(2)	Oceanview Mortgage Trust 2021-5 B3, 2.977%, 10/25/2051	1,761,159	0.3
1,116,013 (1)(2)	Provident Funding Mortgage Trust 2020-1 B3, 3.254%, 02/25/2050	870,799	0.1
38,969 (1)(2)	PSMC 2019-2 A1 Trust, 3.500%, 10/25/2049	38,063	0.0
223,428 (1)(2)	PSMC 2019-3 A12 Trust, 3.500%, 11/25/2049	214,275	0.0
2,026,670 (2)	Radnor RE 2021-1 M1C Ltd., 7.260%, (SOFR30A + 2.700%), 12/27/2033	2,004,906	0.3
116,479 (1)(2)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	103,887	0.0
903,989 (1)(2)	RCKT Mortgage Trust 2019-1 B1A, 3.830%, 09/25/2049	822,084	0.1
923,953 (1)(2)	RCKT Mortgage Trust 2019-1 B2A, 3.830%, 09/25/2049	834,994	0.1
1,322,796 (1)(2)	RCKT Mortgage Trust 2020-1 B2A, 3.470%, 02/25/2050	1,107,656	0.2
293,940 (2)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	272,536	0.0
272,951 (1)(2)	Sequoia Mortgage Trust 2015-3 B3, 3.722%, 07/25/2045	196,848	0.0
1,272,628 (1)(2)	Sequoia Mortgage Trust 2017-2 B2, 3.560%, 02/25/2047	1,126,039	0.2
1,767,099 (1)(2)	Sequoia Mortgage Trust 2017-5 B3, 3.781%, 08/25/2047	1,566,041	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
852,894 (1)(2)	Sequoia Mortgage Trust 2017-CH1 B2B, 4.503%, 08/25/2047	$787,336	0.1
940,587 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.261%, 06/25/2049	824,544	0.1
366,362 (1)(2)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	326,764	0.1
458,815 (1)(2)	Sequoia Mortgage Trust 2019-5 B2, 3.719%, 12/25/2049	395,909	0.1
458,815 (1)(2)	Sequoia Mortgage Trust 2019-5 B3, 3.719%, 12/25/2049	388,146	0.1
588,498 (1)(2)	Sequoia Mortgage Trust 2019-CH1 B2B, 4.861%, 03/25/2049	576,286	0.1
1,137,743 (1)(2)	Sequoia Mortgage Trust 2019-CH2 B2B, 4.925%, 08/25/2049	1,101,053	0.2
743,850 (1)(2)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	702,381	0.1
1,991,672 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.503%, 09/25/2049	1,812,640	0.3
1,172,837 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B2B, 4.503%, 09/25/2049	1,112,183	0.2
942,475 (1)(2)	Sequoia Mortgage Trust 2020-2 B2, 3.640%, 03/25/2050	790,651	0.1
1,645,595 (1)(2)	Sequoia Mortgage Trust 2020-2 B3, 3.640%, 03/25/2050	1,334,967	0.2
1,324,526 (1)(2)	Sequoia Mortgage Trust 2020-3 B3, 3.325%, 04/25/2050	1,049,960	0.2
1,718,367 (1)(2)	Sequoia Mortgage Trust 2021-7 B3, 2.866%, 11/25/2051	1,192,055	0.2
1,411,124 (1)(2)	Sequoia Mortgage Trust 2023-1 B2, 5.159%, 01/25/2053	1,265,386	0.2
6,335,791 (4)	Series RR 2014-1 F Trust, 0.000%, 05/25/2047	5,764,194	0.9
906,656 (1)(2)	Shellpoint Co-Originator Trust 2017-2 B3, 3.640%, 10/25/2047	813,011	0.1

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
891,181 (1)(2)	STAR 2021-1 A3 Trust, 1.528%, 05/25/2065	$767,215	0.1
2,096,556 (1)(2)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	1,755,836	0.3
1,397,704 (1)(2)	Starwood Mortgage Residential Trust 2020-3 A2, 2.240%, 04/25/2065	1,216,171	0.2
1,747,130 (2)	Starwood Mortgage Residential Trust 2020-INV1 M1, 2.501%, 11/25/2055	1,442,492	0.2
53,188 (1)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 4.708%, 03/25/2035	47,243	0.0
2,625,630 (1)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.540%, 01/25/2037	648,490	0.1
1,019,900 (1)(2)	UWM Mortgage Trust 2021-INV4 B3, 3.228%, 12/25/2051	706,758	0.1
3,333,241 (1)(2)	UWM Mortgage Trust 2021-INV5 B3, 3.240%, 01/25/2052	2,321,897	0.4
778,846 (1)(2)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	652,384	0.1
476,248 (1)(2)	Verus Securitization Trust 2021-6 A1, 1.630%, 10/25/2066	394,717	0.1
87,769 (1)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 4.160%, 10/20/2035	82,249	0.0
113,865 (1)	Wachovia Mortgage Loan LLC Series 2005-B 2A2, 4.160%, 10/20/2035	106,703	0.0
303,604 (1)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 3.470%, 06/25/2034	283,582	0.0
383,856 (1)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 3.495%, 07/25/2034	356,240	0.1
619,013 (1)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.847%, 09/25/2035	540,858	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
229,887	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 5.825%, (US0001M + 0.490%), 10/25/2045	$210,303	0.0
205,117 (1)	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 1A1, 3.857%, 12/25/2035	181,883	0.0
209,261 (1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.342%, 11/25/2036	174,243	0.0
652,923 (1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 1A1, 3.518%, 12/25/2036	554,781	0.1
316,633 (1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.404%, 12/25/2036	298,581	0.1
209,804 (1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 2A3, 3.650%, 02/25/2037	183,953	0.0
373,934 (1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 3A2, 3.713%, 02/25/2037	330,114	0.1
246,675 (1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.489%, 12/25/2036	214,943	0.0
315,418	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	300,530	0.1
90,964	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 1A4, 5.500%, 09/25/2035	78,950	0.0
372,499	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	350,773	0.1

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
488,856	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 5.305%, (US0001M + 0.460%), 01/25/2047	$425,070	0.1
96,993	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	82,684	0.0
54,730 (1)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.637%, 04/25/2036	50,726	0.0
380,319 (1)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.330%, 12/28/2037	326,814	0.1
448,262 (1)(2)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.639%, 07/25/2047	376,965	0.1
177,470 (1)(2)	Wells Fargo Mortgage Backed Securities 2019-3 A17 Trust, 3.500%, 07/25/2049	157,940	0.0
1,401,863 (1)(2)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.368%, 12/25/2049	1,138,235	0.2
1,027,158 (1)(2)	Wells Fargo Mortgage Backed Securities 2020-4 B2 Trust, 3.161%, 07/25/2050	843,613	0.1
1,232,218 (1)(2)	Wells Fargo Mortgage Backed Securities 2021-1 B3 Trust, 2.711%, 12/25/2050	814,995	0.1
	Total Collateralized Mortgage Obligations (Cost $260,196,005)	227,768,397	34.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 37.3%
1,803,038 (2)	Arbor Multifamily Mortgage Securities Trust 2020-MF3 D, 2.000%, 10/15/2054	1,032,672	0.2
3,947,814 (2)	Arbor Multifamily Mortgage Securities Trust 2020-MF3 E, 2.000%, 10/15/2054	2,145,249	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,446,000 (2)	AREIT 2019-CRE3 D Trust, 7.424%, (TSFR1M + 2.650%), 09/14/2036	$2,276,780	0.3
1,537,474 (2)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	1,075,309	0.2
3,969,478 (2)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	2,311,677	0.4
7,060,000 (1)(2)(5)	BANK 2017-BNK4 XE, 1.481%, 05/15/2050	328,365	0.1
14,780,716 (1)(2)(5)	BANK 2017-BNK8 XE, 1.296%, 11/15/2050	712,460	0.1
9,363,500 (1)(2)(5)	BANK 2018-BNK12 XD, 1.414%, 05/15/2061	581,625	0.1
10,967,998 (1)(5)	Bank 2019-BNK19 XA, 0.948%, 08/15/2061	504,419	0.1
36,800,369 (1)(5)	BANK 2020-BNK27 XA, 1.159%, 04/15/2063	2,241,179	0.3
12,397,461 (1)(5)	BANK 2020-BNK30 XA, 1.313%, 12/15/2053	850,997	0.1
10,345,821 (1)(5)	BANK 2021-BNK31 XA, 1.324%, 02/15/2054	741,930	0.1
31,952,494 (1)(5)	Barclays Commercial Mortgage Trust 2019-C4 XA, 1.552%, 08/15/2052	2,228,073	0.3
103,000,000 (1)(2)(5)	BBCCRE Trust 2015-GTP XB, 0.215%, 08/10/2033	508,501	0.1
6,594,423 (1)(5)	BBCMS Trust 2021-C10 XA, 1.295%, 07/15/2054	470,192	0.1
13,253,026 (1)(2)(5)	Benchmark 2018-B5 XD Mortgage Trust, 1.500%, 07/15/2051	843,150	0.1
50,071,700 (1)(5)	Benchmark 2018-B7 XA Mortgage Trust, 0.425%, 05/15/2053	874,274	0.1
14,040,691 (1)(5)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.220%, 03/15/2062	699,646	0.1
10,418,134 (1)(2)(5)	Benchmark 2019-B14 XD Mortgage Trust, 1.274%, 12/15/2062	732,096	0.1
1,350,000 (2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	853,143	0.1
3,220,000 (1)(2)(5)	Benchmark 2019-B9 XD Mortgage Trust, 2.001%, 03/15/2052	302,945	0.0

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
12,498,442 (1)(5)	Benchmark 2020-B17 XA Mortgage Trust, 1.416%, 03/15/2053	$720,308	0.1
4,273,479 (2)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	3,674,318	0.6
15,783,302 (1)(5)	Benchmark 2020-B18 XA Mortgage Trust, 1.788%, 07/15/2053	1,188,457	0.2
7,225,070 (1)(5)	Benchmark 2020-B20 XA Mortgage Trust, 1.616%, 10/15/2053	558,444	0.1
11,128,916 (1)(5)	Benchmark 2020-B22 XA Mortgage Trust, 1.515%, 01/15/2054	981,682	0.2
12,856,731 (1)(5)	Benchmark 2021-B23 XA Mortgage Trust, 1.271%, 02/15/2054	832,446	0.1
24,093,934 (1)(5)	Benchmark 2021-B25 XA Mortgage Trust, 1.100%, 04/15/2054	1,473,075	0.2
4,950,937 (1)(5)	Benchmark 2021-B28 XA Mortgage Trust, 1.281%, 08/15/2054	352,120	0.1
8,000,000 (1)(2)(5)	BMARK 2018-B4 XD, 1.750%, 07/15/2051	599,674	0.1
4,598,445 (2)(4)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	2,901,246	0.4
2,341,154 (2)(4)	BMD2 Re-Remic Trust 2019-FRR1 4A, 0.000%, 05/25/2052	1,462,993	0.2
5,887,827 (1)(2)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.515%, 05/25/2052	4,080,974	0.6
3,494,259 (2)	BPR Trust 2021-WILL E, 11.434%, (US0001M + 6.750%), 06/15/2038	3,191,576	0.5
1,679,341 (2)	BX Commercial Mortgage Trust 2019-IMC D, 6.584%, (US0001M + 1.900%), 04/15/2034	1,590,495	0.2
745,012 (2)	BX Commercial Mortgage Trust 2021-21M E, 6.855%, (US0001M + 2.171%), 10/15/2036	692,168	0.1
1,397,704 (2)	BX Commercial Mortgage Trust 2021-VOLT F, 7.084%, (US0001M + 2.400%), 09/15/2036	1,290,275	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
500,000 (2)	BX Trust 2022-VAMF F, 8.126%, (TSFR1M + 3.299%), 01/15/2039	$461,909	0.1
1,250,000 (1)(2)	Cantor Commercial Real Estate Lending 2019-CF3 D, 2.500%, 01/15/2053	660,519	0.1
1,470,000 (2)	Cascade Funding Mortgage Trust 2021-FRR1 AK99, 8.310%, 09/29/2029	858,204	0.1
6,240,747 (2)	Cascade Funding Mortgage Trust 2021-FRR1 CK98, 9.760%, 08/29/2029	3,345,918	0.5
12,342,867 (1)(5)	CD 2019-CD8 XA Mortgage Trust, 1.403%, 08/15/2057	794,322	0.1
1,963,774 (1)(2)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.589%, 03/11/2047	1,774,379	0.3
44,693,343 (1)(2)(5)	Citigroup Commercial Mortgage Trust 2014-GC19 XD, 1.424%, 03/11/2047	543,149	0.1
2,956,842 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.692%, 07/10/2049	1,882,605	0.3
1,404,692 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.692%, 07/10/2049	800,820	0.1
3,599,087 (2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	2,528,852	0.4
14,434,785 (1)(2)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.260%, 09/15/2050	681,979	0.1
1,565,428 (1)(2)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.064%, 11/10/2051	1,074,259	0.2
1,845,879 (1)(5)	COMM 2012-CR3 XA, 1.228%, 10/15/2045	3,927	0.0
859,588 (1)(2)	COMM 2013-CR10 F Mortgage Trust, 4.867%, 08/10/2046	739,591	0.1
1,271,910 (1)(2)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	1,099,760	0.2

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
16,406,000 (1)(2)(5)	CSAIL 2017-CX10 XE Commercial Mortgage Trust, 0.825%, 11/15/2050	$592,879	0.1
1,000,000 (1)(2)	DBWF 2015-LCM D Mortgage Trust, 3.422%, 06/10/2034	787,109	0.1
13,660,535 (1)(2)(5)	Freddie Mac Multifamily ML Certificates 2021-ML11 XUS, 0.769%, 03/25/2038	770,856	0.1
10,328,557 (1)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.691%, 03/25/2030	962,885	0.1
17,211,868 (1)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.881%, 11/25/2030	888,536	0.1
20,758,411 (1)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.773%, 12/25/2030	951,878	0.1
3,381,957 (1)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1515 X1, 1.511%, 02/25/2035	381,980	0.1
9,100,624 (1)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.980%, 08/25/2036	758,725	0.1
15,401,996 (1)(5)	Freddie Mac Multifamily Structured Pass Through Certificates KG01 X3, 3.124%, 05/25/2029	2,382,724	0.4
5,489,533 (1)(5)	Freddie Mac Multifamily Structured Pass Through Certificates KG04 X1, 0.851%, 11/25/2030	272,830	0.0
12,250,292 (2)(5)	FREMF 2016-K57 X2B Mortgage Trust, 0.100%, 08/25/2049	34,890	0.0
3,378,024 (2)(4)	FREMF 2016-K57 D Mortgage Trust, 0.000%, 08/25/2049	2,444,239	0.4
50,159,574 (2)(5)	FREMF 2016-K57 X2A Mortgage Trust, 0.100%, 08/25/2049	124,373	0.0
449,682 (2)(4)	FREMF 2018-K156 C Mortgage Trust, 0.000%, 07/25/2036	187,409	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,607,359 (2)(4)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	$912,753	0.1
29,267,324 (2)(5)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	98,379	0.0
3,260,000 (2)(5)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	14,140	0.0
4,952,763 (1)(2)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.420%, 09/27/2051	3,569,650	0.5
3,770,306 (2)(4)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	3,164,030	0.5
4,582,372 (2)(4)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	3,815,255	0.6
3,727,676 (1)(2)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	3,092,025	0.5
3,163,003 (2)(4)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	1,844,710	0.3
3,768,209 (2)(4)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	3,159,822	0.5
3,725,579 (2)(4)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	2,908,757	0.4
2,096,556 (2)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.050%, 11/29/2050	1,431,020	0.2
5,187,577 (2)(4)	GAM Re-REMIC Trust 2021-FRR1 1C, 0.000%, 11/29/2050	3,453,032	0.5
7,790,101 (2)(4)	GAM Re-REMIC Trust 2021-FRR1 1D, 0.000%, 11/29/2050	5,049,851	0.8
3,494,259 (2)(4)	GAM Re-REMIC Trust 2021-FRR1 1E, 0.000%, 11/29/2050	1,923,229	0.3
3,494,259 (2)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.320%, 11/29/2050	2,317,904	0.4
5,604,792 (2)(4)	GAM Re-REMIC Trust 2021-FRR1 2C, 0.000%, 11/29/2050	3,487,096	0.5

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
11,181,629 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 DK89, 0.000%, 01/27/2052	$5,069,454	0.8
6,944,491 (1)(2)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	5,080,980	0.8
4,725,636 (2)(6)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.200%, 01/29/2052	3,342,735	0.5
5,144,248 (2)(6)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.830%, 01/27/2052	3,035,255	0.5
2,687,784 (2)(6)	GAM Resecuritization Trust 2022-FRR3 C728, 0.510%, 08/27/2050	2,335,442	0.4
2,736,005 (2)(6)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.870%, 05/27/2048	2,199,464	0.3
3,315,353 (2)(6)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.480%, 11/27/2049	2,237,525	0.3
2,313,200 (1)(2)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.400%, 01/29/2052	1,584,852	0.2
2,694,773 (2)(6)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.040%, 01/27/2052	1,498,645	0.2
2,689,881 (2)(6)	GAM Resecuritization Trust 2022-FRR3 D728, 0.560%, 01/29/2052	2,287,696	0.3
2,162,248 (2)(6)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.620%, 10/27/2047	1,856,346	0.3
2,735,306 (2)(6)	GAM Resecuritization Trust 2022-FRR3 DK47, 0.970%, 05/27/2048	2,143,870	0.3
1,442,430 (2)(6)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.610%, 01/29/2052	1,211,470	0.2
3,263,640 (1)(2)(5)	GS Mortgage Securities Corp. II 2011-GC3 X, 0.290%, 03/10/2044	4	0.0
1,400,000 (2)	GS Mortgage Securities Corp. Trust 2023-FUN C, 8.048%, (TSFR1M + 3.389%), 03/15/2028	1,401,183	0.2
522,695 (1)(2)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	373,717	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,284,662 (1)(5)	GS Mortgage Securities Trust 2019-GC38 XA, 0.951%, 02/10/2052	$267,235	0.0
1,516,508 (2)	GS Mortgage Securities Trust 2019-GC39 D, 3.000%, 05/10/2052	966,237	0.1
14,362,712 (1)(5)	GS Mortgage Securities Trust 2019-GC40 XA, 1.077%, 07/10/2052	619,986	0.1
1,257,933 (2)	GS Mortgage Securities Trust 2021-GSA3 D, 2.250%, 12/15/2054	644,548	0.1
500,000 (2)	GS Mortgage Securities Trust 2021-GSA3 E, 2.250%, 12/15/2054	216,532	0.0
4,100,000 (1)(2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON E, 5.220%, 01/05/2034	3,873,104	0.6
929,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	647,598	0.1
1,360,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP F, 3.862%, 12/05/2038	805,156	0.1
29,299,237 (1)(2)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C15 XC, 1.616%, 11/15/2045	220,926	0.0
2,480,924 (1)(2)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.884%, 01/15/2047	2,281,974	0.3
734,000 (1)(2)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	385,362	0.1
46,979,000 (1)(2)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XD, 0.500%, 01/15/2048	346,092	0.1

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
34,428,000 (1)(2)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XE, 0.375%, 01/15/2048	$238,388	0.0
9,085,074 (1)(2)	LSTAR Commercial Mortgage Trust 2016-4 F, 4.611%, 03/10/2049	6,057,656	0.9
3,459,317 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 E, 4.368%, 10/15/2048	2,512,180	0.4
5,493,674 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 F, 4.368%, 10/15/2048	3,707,425	0.6
2,550,809 (2)(7)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	2,550,809	0.4
1,817,015 (2)(7)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	605,793	0.1
680,158 (2)(7)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	—	—
1,111,174 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	737,557	0.1
28,169,696 (1)(5)	Morgan Stanley Capital I Trust 2019-H7 XA, 1.298%, 07/15/2052	1,569,042	0.2
6,586,500 (1)(2)(5)	Morgan Stanley Capital I Trust 2019-H7 XD, 1.394%, 07/15/2052	475,006	0.1
14,435,492 (1)(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.850%, 12/15/2050	473,001	0.1
10,870,640 (1)(2)(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XD, 1.590%, 12/15/2050	690,264	0.1
1,516,508 (2)	Prima Capital CRE Securitization 2019-7A C Ltd., 3.250%, 12/25/2050	1,400,095	0.2
6,988,518 (2)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	5,745,175	0.9
11,237,538 (2)	RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/2049	8,580,176	1.3
9,525,351 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/2049	7,599,857	1.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
14,340,440 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/2050	$11,298,375	1.7
3,501,248 (2)(4)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	2,609,847	0.4
4,402,767 (2)(4)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	3,042,807	0.5
4,123,226 (2)(4)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	2,801,683	0.4
2,320,000 (1)(2)	SG Commercial Mortgage Securities Trust 2020-COVE E, 3.728%, 03/15/2037	2,079,816	0.3
3,494,259 (2)(4)	TPI RE-REMIC Trust 2022-FRR1 AK34, 0.000%, 07/25/2046	3,424,306	0.5
15,052,145 (1)(5)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.532%, 04/15/2052	910,552	0.1
5,411,725 (1)(5)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.011%, 12/15/2047	75,740	0.0
16,657,000 (1)(2)(5)	Wells Fargo Commercial Mortgage Trust 2015-C30 XE, 1.249%, 09/15/2058	441,571	0.1
16,657,000 (1)(2)(5)	Wells Fargo Commercial Mortgage Trust 2015-C30 XFG, 1.249%, 09/15/2058	440,334	0.1
32,664,000 (1)(5)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.578%, 11/15/2049	582,914	0.1
7,605,000 (1)(2)(5)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XFG, 2.000%, 11/15/2049	440,989	0.1
22,335,758 (1)(5)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.870%, 10/15/2050	658,995	0.1
14,631,601 (1)(5)	Wells Fargo Commercial Mortgage Trust 2018-C45 XA, 0.790%, 06/15/2051	490,755	0.1
14,303,389 (1)(5)	Wells Fargo Commercial Mortgage Trust 2021-C60 XA, 1.536%, 08/15/2054	1,211,602	0.2

See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,757,946 (1)(2)(5)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.152%, 12/15/2045	$3,356	0.0
10,056,478 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.975%, 06/15/2046	6,084,251	0.9
3,596,292 (2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,243,356	0.5
	Total Commercial Mortgage-Backed Securities (Cost $283,363,115)	246,655,153	37.3
ASSET-BACKED SECURITIES: 26.6%
	Automobile Asset-Backed Securities: 1.1%
559,887	Americredit Automobile Receivables Trust 2019-1 C, 3.360%, 02/18/2025	558,165	0.1
1,258,000	Americredit Automobile Receivables Trust 2019-2 D, 2.990%, 06/18/2025	1,229,973	0.2
2,341,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,266,704	0.3
1,642,000	AmeriCredit Automobile Receivables Trust 2020-2 D, 2.130%, 03/18/2026	1,546,063	0.2
750,000	Carmax Auto Owner Trust 2019-3 D, 2.850%, 01/15/2026	738,373	0.1
8,896	Santander Drive Auto Receivables Trust 2019-1 D, 3.650%, 04/15/2025	8,889	0.0
1,048,000 (2)	Tesla Auto Lease Trust 2020-A E, 4.640%, 08/20/2024	1,046,760	0.2
		7,394,927	1.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities: 0.4%
631,819 (1)(2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	$494,153	0.1
677,391 (2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A3, 7.250%, 02/25/2038	529,284	0.1
2,417,991	GSAA Home Equity Trust 2006-14 A3A, 5.345%, (US0001M + 0.250%), 09/25/2036	805,870	0.1
922,008	GSAA Home Equity Trust 2007-1 1A1, 5.005%, (US0001M + 0.080%), 02/25/2037	280,226	0.0
359,751 (1)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	353,912	0.0
454,953 (1)	Renaissance Home Equity Loan Trust 2005-4 A6, 5.749%, 02/25/2036	398,424	0.1
		2,861,869	0.4
	Other Asset-Backed Securities: 21.7%
1,583,400 (2)	AIG CLO 2019-2A DR Ltd., 7.868%, (US0003M + 3.050%), 10/25/2033	1,453,085	0.2
2,096,556 (1)(2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	1,914,462	0.3
1,048,278 (2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	962,390	0.2
1,037,856 (1)(2)(5)(7)	American Homes 4 Rent 2015-SFR1 XS, 3.230%, 04/17/2052	—	—
761,310 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	714,225	0.1
4,053,000 (2)	Aqua Finance Trust 2017-A B, 2.400%, 07/17/2046	3,371,837	0.5

See Accompanying Notes to Financial Statements
34

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
575,707 (2)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	$544,817	0.1
1,942,200 (2)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	1,710,143	0.3
3,958,500 (2)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	3,546,816	0.5
3,562,650 (2)	Babson CLO Ltd. 2018-3A B2R, 2.268%, 07/20/2029	3,245,482	0.5
184,319 (1)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.280%, 10/25/2036	180,740	0.0
3,958,500 (2)	Benefit Street Partners CLO XVIII Ltd. 2019-18A DR, 8.192%, (US0003M + 3.400%), 10/15/2034	3,626,604	0.6
2,968,875 (2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 6.808%, (TSFR3M + 2.150%), 04/15/2035	2,714,015	0.4
3,182,850 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	2,911,273	0.4
1,950,480 (2)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	1,696,813	0.3
1,291,668 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	1,228,643	0.2
969,948 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	933,130	0.1
914,710 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	816,316	0.1
1,429,418 (2)	Driven Brands Funding LLC 2022-1A A2, 7.393%, 10/20/2052	1,444,907	0.2
4,552,275 (2)	Dryden 86 CLO Ltd. 2020-86A DR, 7.992%, (US0003M + 3.200%), 07/17/2034	4,262,263	0.6
3,483,480 (2)	Dryden Senior Loan Fund 2021-92A E, 11.415%, (US0003M + 6.500%), 11/20/2034	3,103,317	0.5
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,032,280 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	$1,011,648	0.2
3,562,650 (2)	Galaxy XXIII CLO Ltd. 2017-23A DR, 8.216%, (US0003M + 3.400%), 04/24/2029	3,369,882	0.5
1,568,070 (2)	Goddard Funding LLC 2022-1A A2, 6.864%, 10/30/2052	1,489,416	0.2
1,572,000 (2)	Greystone Commercial Real Estate Notes 2021-FL3 E, 7.692%, (TSFR1M + 2.750%), 07/15/2039	1,431,944	0.2
1,037,816 (2)	Helios Issuer LLC 2020-AA A, 2.980%, 06/20/2047	921,930	0.1
840,764 (2)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	768,801	0.1
1,329,701 (2)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	1,133,230	0.2
410,938 (2)	HGI CRE CLO 2021-FL2 A Ltd., 5.728%, (US0001M + 1.000%), 09/17/2036	395,611	0.1
500,000 (2)	HGI CRE CLO 2021-FL3 A Ltd., 6.258%, (SOFR30A + 1.700%), 04/20/2037	491,452	0.1
617,858 (2)	J.G. Wentworth XLI LLC 2018-1A B, 4.700%, 10/15/2074	540,142	0.1
725,354 (2)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	648,394	0.1
808,099 (2)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	692,267	0.1
1,242,574 (2)	Loanpal Solar Loan Ltd. 2020-3GS B, 3.450%, 12/20/2047	961,488	0.2
3,958,500 (2)	Magnetite XXVI Ltd. 2020-26A DR, 7.668%, (US0003M + 2.850%), 07/25/2034	3,788,284	0.6

See Accompanying Notes to Financial Statements
35

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,053,000 (2)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	$4,052,086	0.6
900,000 (1)(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	821,514	0.1
1,257,933 (1)(2)	Mill City Mortgage Trust 2015-2 B2, 3.690%, 09/25/2057	1,124,252	0.2
1,039,664 (2)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	949,606	0.1
705,068 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	660,724	0.1
962,753 (2)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	898,428	0.1
596,783 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	548,539	0.1
897,292 (2)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	775,389	0.1
947,222 (2)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	767,774	0.1
689,749 (2)	Mosaic Solar Loan Trust 2023-1A B, 6.920%, 06/20/2053	681,532	0.1
664,869 (2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	618,230	0.1
2,375,496 (2)	Oaktree CLO 2020-1A ER Ltd., 11.302%, (US0003M + 6.510%), 07/15/2034	2,107,699	0.3
2,375,100 (2)	Oaktree CLO Ltd. 2021-1A D, 8.042%, (US0003M + 3.250%), 07/15/2034	2,171,212	0.3
4,750,200 (2)	OHA Credit Partners XVI 2021-16A D, 7.645%, (US0003M + 2.850%), 10/18/2034	4,536,108	0.7
3,008,460 (2)	Palmer Square CLO Ltd. 2021-2A E, 11.142%, (US0003M + 6.350%), 07/15/2034	2,754,173	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,474,063 (2)	Palmer Square Loan Funding 2021-2A D Ltd., 9.915%, (US0003M + 5.000%), 05/20/2029	$2,235,425	0.3
1,000,000 (2)	PFS Financing Corp. 2023-A A, 5.800%, 03/15/2028	1,018,020	0.2
80,392 (1)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.522%, 01/25/2036	78,531	0.0
950,000 (2)	SoFi Consumer Loan Program 2021-1 D Trust, 2.040%, 09/25/2030	870,905	0.1
1,503,000 (2)	SoFi Consumer Loan Program 2023-1S A Trust, 5.810%, 05/15/2031	1,504,650	0.2
3,562,650 (2)	Sound Point Clo XIV Ltd. 2016-3A DR, 8.465%, (US0003M + 3.650%), 01/23/2029	3,505,737	0.5
114,897	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5 A4, 5.185%, (US0001M + 0.340%), 12/25/2036	112,388	0.0
5,336,725 (2)	Sunnova Helios Issuer II LLC 2021-B B, 2.010%, 07/20/2048	4,273,940	0.7
2,627,553 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	2,064,286	0.3
2,315,005 (2)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 02/01/2055	2,067,343	0.3
4,580,782 (2)	Sunrun Jupiter Issuer 2022-1A A LLC, 4.750%, 07/30/2057	4,290,393	0.7
1,068,926 (2)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	965,078	0.2
3,325,140 (2)	Symphony CLO XIV Ltd. 2014-14A DR, 7.892%, (US0003M + 3.100%), 07/14/2026	3,324,967	0.5
5,541,900 (2)	Symphony Static CLO I Ltd. 2021-1A D, 7.568%, (US0003M + 2.750%), 10/25/2029	5,173,541	0.8

See Accompanying Notes to Financial Statements
36

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,583,400 (2)	TCW CLO 2017-1A DRR Ltd., 8.472%, (US0003M + 3.670%), 10/29/2034	$1,444,493	0.2
4,750,200 (2)	TCW CLO 2020-1A DRR Ltd., 8.208%, (US0003M + 3.400%), 04/20/2034	4,327,527	0.7
1,583,400 (2)	THL Credit Wind River 2014-1 CRR CLO Ltd., 6.745%, (US0003M + 1.950%), 07/18/2031	1,442,042	0.2
3,958,500 (2)	THL Credit Wind River 2017-3A CR Clo Ltd., 7.292%, (US0003M + 2.500%), 04/15/2035	3,712,107	0.6
1,335,819 (2)	TIF Funding II LLC 2021-1A A, 1.650%, 02/20/2046	1,128,668	0.2
768,737 (1)(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.320%, 11/25/2057	740,709	0.1
1,712,000 (2)	Trafigura Securitisation Finance PLC 2021-1A B, 1.780%, 01/15/2025	1,554,580	0.2
1,740,510 (2)	Triton Container Finance VIII LLC 2021-1A B, 2.580%, 03/20/2046	1,455,917	0.2
802,136 (2)	Upstart Securitization Trust 2021-5 A, 1.310%, 11/20/2031	780,953	0.1
1,266,720 (2)	Venture 33 CLO Ltd. 2018-33A CR, 7.072%, (US0003M + 2.280%), 07/15/2031	1,174,210	0.2
4,285,076 (2)	Venture XXI CLO Ltd. 2015-21A DR, 7.592%, (US0003M + 2.800%), 07/15/2027	4,152,847	0.6
1,526,974 (2)	Vivint Solar Financing VII LLC 2020-1A A, 2.210%, 07/31/2051	1,201,913	0.2
3,983,351 (2)	Wingstop Funding LLC 2020-1A A2, 2.841%, 12/05/2050	3,507,772	0.5
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,508,818 (2)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	$3,793,860	0.6
		143,395,835	21.7
	Student Loan Asset-Backed Securities: 3.4%
129,376 (2)	Commonbond Student Loan Trust 2016-A B, 4.000%, 05/25/2040	118,922	0.0
307,032 (2)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	276,495	0.1
219,054 (2)	Commonbond Student Loan Trust 2017-AGS C, 5.280%, 05/25/2041	210,968	0.0
85,953 (2)	Commonbond Student Loan Trust 2017-BGS C, 4.440%, 09/25/2042	75,195	0.0
19,186 (2)	Commonbond Student Loan Trust 2018-BGS C, 4.120%, 09/25/2045	16,960	0.0
547,112 (2)	Commonbond Student Loan Trust 2020-AGS B, 3.160%, 08/25/2050	467,120	0.1
597,694 (1)(2)	DRB Prime Student Loan Trust 2017-A B, 3.100%, 05/27/2042	593,942	0.1
118,155 (2)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	107,601	0.0
635,016 (1)(2)	ELFI Graduate Loan Program 2019-A B LLC, 2.940%, 03/25/2044	577,999	0.1
464,225 (2)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	433,175	0.1
725,688 (2)	Laurel Road Prime Student Loan Trust 2019-A BFX, 3.000%, 10/25/2048	670,019	0.1
297,227 (2)	Navient Private Education Refi Loan Trust 2020-HA A, 1.310%, 01/15/2069	272,886	0.1

See Accompanying Notes to Financial Statements
37

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
850,000 (2)	Navient Private Education Refi Loan Trust 2021-F B, 2.120%, 02/18/2070	$560,288	0.1
1,833,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,581,463	0.2
1,000,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	920,119	0.1
1,350,000 (2)	SMB Private Education Loan Trust 2023-A A1A, 5.380%, 01/15/2053	1,349,557	0.2
1,066,000 (1)(2)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	979,067	0.2
874,000 (1)(2)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	780,238	0.1
874,000 (2)	SoFi Professional Loan Program 2017-D BFX LLC, 3.610%, 09/25/2040	782,965	0.1
1,000,000 (2)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	900,608	0.1
2,795,000 (2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	2,503,234	0.4
1,398,000 (2)	SoFi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	1,317,925	0.2
1,468,000 (2)	SoFi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,378,152	0.2
3,529,000 (2)	SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	2,829,553	0.4
2,865,000 (2)	SoFi Professional Loan Program 2020-C BFX Trust, 3.360%, 02/15/2046	2,386,665	0.4
		22,091,116	3.4
	Total Asset-Backed Securities (Cost $194,093,208)	175,743,747	26.6

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
	Total Long-Term Investments (Cost $737,652,328)	$650,167,297	98.3
SHORT-TERM INVESTMENTS: 2.7%
	Commercial Paper: 1.6%
4,200,000	Agilent Technologies, Inc., 4.890%, 04/06/2023	4,196,437	0.6
1,800,000	Dollar General Corp., 4.990%, 04/03/2023	1,799,238	0.3
4,700,000	Equifax, Inc., 5.200%, 04/06/2023	4,695,997	0.7
	Total Commercial Paper (Cost $10,693,193)	10,691,672	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
7,402,000 (8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730% (Cost $7,402,000)	7,402,000	1.1
	Total Short-Term Investments (Cost $18,095,193)	18,093,672	2.7
	Total Investments in Securities (Cost $755,747,521)	$668,260,969	101.0
	Liabilities in Excess of Other Assets	$(6,648,618)	(1.0)
	Net Assets	$661,612,351	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2023.

(4)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

See Accompanying Notes to Financial Statements
38

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2023.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Rate shown is the 7-day yield as of March 31, 2023.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$227,768,397	$—	$227,768,397
Asset-Backed Securities	—	175,743,747	—	175,743,747
Commercial Mortgage-Backed Securities	—	243,498,551	3,156,602	246,655,153
Short-Term Investments	7,402,000	10,691,672	—	18,093,672
Total Investments, at fair value	$7,402,000	$657,702,367	$3,156,602	$668,260,969
Other Financial Instruments+
Futures	784,993	—	—	784,993
Total Assets	$8,186,993	$657,702,367	$3,156,602	$669,045,962
Liabilities Table
Other Financial Instruments+
Futures	$(3,882,510)	$—	$—	$(3,882,510)
Total Liabilities	$(3,882,510)	$—	$—	$(3,882,510)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2023, the following futures contracts were outstanding for Voya Securitized Credit Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	183	06/21/23	$21,030,703	$563,613
U.S. Treasury Ultra Long Bond	76	06/22/23	10,725,500	221,380
			$31,756,203	$784,993
Short Contracts:
U.S. Treasury 2-Year Note	(275)	06/30/23	(56,774,610)	(31,428)
U.S. Treasury 5-Year Note	(1,583)	06/30/23	(173,350,867)	(2,989,851)
U.S. Treasury Long Bond	(24)	06/21/23	(3,147,750)	(117,682)
U.S. Treasury Ultra 10-Year Note	(205)	06/21/23	(24,833,828)	(743,549)
			$(258,107,055)	$(3,882,510)
See Accompanying Notes to Financial Statements
39

PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$784,993
Total Asset Derivatives		$784,993
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$3,882,510
Total Liability Derivatives		$3,882,510

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$31,960,837
Total	$31,960,837
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(13,439,795)
Total	$(13,439,795)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $753,058,456.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,922,505
Gross Unrealized Depreciation	(89,817,510)
Net Unrealized Depreciation	$(87,895,005)
See Accompanying Notes to Financial Statements
40

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya Securitized Credit Fund
Class A	NII	$0.2899
Class I	NII	$0.3196
Class R6	NII	$0.3202
Class W	NII	$0.3134

NII – Net investment income
Pursuant to Internal Revenue Code Section 871(k)(1), Voya Securitized Credit Fund designates 98.95% of net investment income distributions as interest-related dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
41

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement

42

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2023.

43

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
44

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2007 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
45

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

46

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Securitized Credit Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the first quintile of its Morningstar category for the year-to-date, one-year and five-year periods, and the fourth quintile for the three-year period; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds

49

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding its belief that the Fund’s pricing is competitive; and (2) that, as a result of the Board’s request during the 2021 annual contract renewal cycle, the Fund’s management fee was revised to include breakpoints, effective January 1, 2022.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2023.

50

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167539         (0323-052523)

Annual Report
March 31, 2023
■
Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund)

■
Voya VACS Series EMHCD Fund

■
Voya VACS Series HYB Fund

■
Voya VACS Series SC Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (https://individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Benchmark Descriptions

Index	Description
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Portfolio Managers’ Report	Voya VACS Series EMCD Fund

Geographic Diversification as of March 31, 2023 (as a percentage of net assets)

South Korea	7.9%
Mexico	7.4%
Israel	6.0%
India	5.9%
Brazil	5.5%
United Arab Emirates	5.4%
Chile	5.0%
Saudi Arabia	4.8%
Colombia	4.6%
Macau	3.8%
Countries between 0.2% – 3.7%^	34.3%
Assets in Excess of Other Liabilities*	9.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 22 countries, which each represents 0.2% – 3.7% of net assets.
Portfolio holdings are subject to change daily.
Voya VACS Series EMCD Fund* (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s shares returned -1.27%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”), which returned -2.15% for the same period.
Portfolio Specifics: Emerging markets (“EM”) debt posted another quarter of positive returns despite a pullback in spreads in late February and through March. EM continued its rally from last year, with spreads tightening through late February around stronger global growth prospects and China’s continued reopening. Spreads retreated late in the quarter, however, amidst elevated inflation fears and several bank failures in the United States.
The Fund outperformed its benchmark, the JPM CEMBI, for the one-year period ending March 31, 2023. The main contributors to outperformance included the Fund’s allocation to Russian sovereign and corporate bonds, which rebounded strongly over the period, as well as underweight positioning to distressed names such as Pakistan. Other contributors included its underweight Ukraine, and overweights in Saudi Arabia and Chile. Detractors included the Fund’s allocations to China, South Korea, and United Arab Emirates.
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

Sands China Ltd., 5.900%, 08/08/28	1.7%
Melco Resorts Finance Ltd., 5.750%, 07/21/28	1.4%
Saudi Arabian Oil Co., 2.250%, 11/24/30	1.3%
Ecopetrol SA, 8.875%, 01/13/33	1.2%
Finance Department Government of Sharjah, 6.500%, 11/23/32	1.1%
Medco Bell Pte Ltd., 6.375%, 01/30/27	1.1%
JSW Steel Ltd., 5.050%, 04/05/32	1.0%
Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 09/15/31	1.0%
POSCO, 5.625%, 01/17/26	1.0%
Banco de Credito del Peru S.A., 3.125%, 07/01/30	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: Continuing the trend from much of 2022, we believe external factors such as the U.S. growth outlook and developed market central banks’ attempts to combat high inflation continue to drive EM asset prices. The U.S. growth path is certainly the primary near term driver, while downside risks have increased following the banking stress in both the U.S. and Europe. China’s reopening appears to be maintaining its momentum driven by the services sector and a bottoming of the housing market, while also providing an increased optimism regarding the EM and global growth outlook. With that said, EM Purchasing Managers’ Index (“PMI”) is showing a mixed picture, with growth expected to be more muted in Latin America and Central and Eastern Europe, while pockets of southeast Asia and India holding up better. We believe the organization of the Petroleum Exporting Countries (“OPEC”) decisions to cut output should offset signs of weak demand and provide a floor to oil prices at levels that are supportive for exporters. In our opinion, absolute yields remain attractive relative to long term historical levels despite the recent rally, but we do expect defaults to pick up across distressed issuers. EM Hard Currency spreads screen more attractive after the widening later in the period, but we continue to favor an up-in-quality bias in the near term.

*
Effective November 17, 2022, the Fund changed its name from “Voya Emerging Markets Corporate Debt Fund” to “Voya VACS Series EMCD Fund.” In conjunction with the name change, the Fund’s shares are no longer designated as “Class P.”

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya VACS Series EMCD Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	10 year
Voya VACS Series EMCD Fund	-1.27%	1.88%	3.04%
JPM CEMBI	-2.15%	1.59%	2.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

Portfolio Managers’ Report	Voya VACS Series EMHCD Fund

Geographic Diversification as of March 31, 2023 (as a percentage of net assets)

Mexico	8.9%
Indonesia	7.0%
Chile	5.3%
Panama	4.5%
Saudi Arabia	4.4%
United Arab Emirates	3.5%
Dominican Republic	3.2%
Oman	3.0%
South Africa	3.1%
Colombia	2.8%
Countries between 0.0% – 2.7%^	47.8%
Assets in Excess of Other Liabilities*	6.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 43 countries, which each represents 0.0% – 2.7% of net assets.
Portfolio holdings are subject to change daily.
Voya VACS Series EMHCD Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on February 17, 2023 through March 31, 2023, the Fund’s shares returned 0.98% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (the “Index” or “JPM EMBI”), which returned 0.80% for the same period.
Portfolio Specifics: Emerging markets (“EM”) debt posted another quarter of positive returns despite a pullback in spreads in late February and through March. EM continued its rally from last year, with spreads tightening through late February around stronger global growth prospects and China’s continued reopening. Spreads retreated late in the quarter, however, amidst elevated inflation fears and several bank failures in the United States.
The Fund outperformed its benchmark for the period February 17 through March 31, 2023. Outperformance was driven by underweight positioning in Egypt, Pakistan, and Bolivia. Top detractors included overweight positioning in Panama, Indonesia, and Mexico. From an asset allocation perspective, the Fund’s underweight sovereigns was additive, while its overweight quasi-sovereigns and EM corporates detracted. From a quality standpoint,
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

Uruguay Government International Bond, 5.750%, 10/28/34	1.8%
Saudi Government International Bond, 3.450%, 02/02/61	1.5%
Bahrain Government International Bond, 7.375%, 05/14/30	1.5%
MDGH GMTN RSC Ltd., 5.500%, 04/28/33	1.4%
Republic of South Africa Government International Bond, 4.300%, 10/12/28	1.3%
Petronas Capital Ltd., 4.800%, 04/21/60	1.2%
OQ SAOC, 5.125%, 05/06/28	1.2%
Indonesia Government International Bond, 8.500%, 10/12/35	1.2%
Philippine Government International Bond, 5.000%, 07/17/33	1.1%
Saudi Government International Bond, 5.500%, 10/25/32	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the Fund’s underweight lower quality buckets such as Single-B and CCC-rated names was positive, while its overweight to BBBs detracted.
Current Strategy & Outlook: Continuing the trend from much of 2022, we believe external factors such as the U.S. growth outlook and developed market central banks’ attempts to combat high inflation continue to drive EM asset prices. The U.S. growth path is certainly the primary near term driver, while downside risks have increased following the banking stress in both the U.S. and Europe. China’s reopening appears to be maintaining its momentum driven by the services sector and a bottoming of the housing market, while also providing an increased optimism regarding the EM and global growth outlook. With that said, EM Purchasing Managers’ Index (“PMI”) is showing a mixed picture, with growth expected to be more muted in Latin America and Central and Eastern Europe, while pockets of southeast Asia and India holding up better. We believe the organization of the Petroleum Exporting Countries (“OPEC”) decisions to cut output should offset signs of weak demand and provide a floor to oil prices at levels that are supportive for exporters. In our opinion, absolute yields remain attractive relative to long term historical levels despite the recent rally, but we do expect defaults to pick up across distressed issuers. EM Hard Currency spreads screen more attractive after the widening later in the period, but we continue to favor an up-in-quality bias in the near term.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya VACS Series EMHCD Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended March 31, 2023
Since Inception February 17, 2023
Voya VACS Series EMHCD Fund	0.98%
JPM EMBI(1)	0.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMHCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Since inception performance for the index is shown as of February 17, 2023.

Portfolio Managers’ Report	Voya VACS Series HYB Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Corporate Bonds/Notes	93.0%
Bank Loans	1.0%
Common Stock	0.3%
Convertible Bonds/Notes	0.1%
Assets in Excess of Other Liabilities	5.6%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya VACS Series HYB Fund (the “Fund”) seeks seeks to provide investors with a high level of current income and total return. The Fund is managed by Mohamed Basma, CFA and Randall Parrish, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on February 24, 2023, through March 31, 2023, the Fund’s shares provided a total return of 1.86% compared to the Bloomberg High Yield — 2% Issuer Constrained Composite, which returned 1.53% for the same period.
Portfolio Specifics: Financial markets came under pressure during the period due to the failure of three regional U.S. banks, with two being taken into receivership by the FDIC. The banking crisis had spread across the Atlantic, as Credit Suisse was acquired by UBS in a government-backed deal. These developments heightened recession concerns and worsened the outlook for lending, as rates rallied to end the period lower. Spreads for the high yield (“HY”) bond market widened 36 basis points (“bp”) on an option-adjusted basis (OAS) to 455 bp.
Within the Fund, security selection in retailers, as well as security selection in healthcare and pharmaceuticals and an underweight to wirelines, contributed to relative performance. By contrast, the Fund experienced detractions from security selection in media and entertainment, cable and satellite and chemicals.
Current Strategy & Outlook: In our opinion, strains in parts of the financial system are likely to cause the Fed to trim its tightening plans. We believe quick action by regulators has largely addressed concerns of systemic risk in the banking system. In our view, bank balance sheets are generally healthy, and the lack of fundamental consumer and corporate imbalances should limit the severity of any sort of economic downturn that may materialize.
Top Ten Holdings as of March 31, 2023 (as a percentage of net assets)

Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.7%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
Ford Motor Credit Co. LLC, 4.125%, 08/17/27	0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 04/20/29	0.6%
Carnival Corp., 6.000%, 05/01/29	0.6%
Univision Communications, Inc., 6.625%, 06/01/27	0.5%
EnLink Midstream LLC, 5.375%, 06/01/29	0.5%
PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/29	0.5%
International Game Technology PLC, 5.250%, 01/15/29	0.5%
Portfolio holdings are subject to change daily.
The long game still needs to play out: a higher cost of capital for banks will tighten lending conditions and raise borrowing costs for companies and consumers, increasing the potential for at least a mild recession, in our view. Since the challenges to the banking system are likely to be disinflationary, further Fed rate hikes may be limited. In our opinion, the focus may soon shift to when the Fed might begin lowering rates. For that to happen, we believe labor markets and economic growth would need to weaken substantially from current levels. Employment data remain solid despite an uptick in the unemployment rate, and the economy has remained remarkably resilient, supported by strong consumer spending.
We believe the HY market would be able to reasonably navigate a mild recessionary outcome with no broad contagion risk from the banking fallout. In terms of sector positioning, we remain positive on the energy sector and are looking to add some exposure after trimming exposure early in the year on tight valuations. Our view is shaped by a positive surprise from Organization of the Petroleum Exporting Countries to support prices in the near term and ongoing structural tailwinds given capital discipline of energy companies and underinvestment in the sector. Additionally, we also remain overweight building materials due to favorable supply and demand dynamics in the housing sector, despite the increase in mortgage rates. With the widening in spreads in March, valuations appear more attractive, and the fundamental health of HY issuers remains generally adequate. Nonetheless, we expect dispersion in performance among borrowers to continue and pockets of stress to emerge as the cycle matures. As such, our focus will be on security selection and finding pockets of value in an increasingly dispersed market.

*
Effective May 1, 2023, Mohamed Basma, CFA was added as a portfolio manager for the Fund and Richard Cumberledge, CFA was removed as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya VACS Series HYB Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended March 31, 2023
Since Inception February 24, 2023
Voya VACS Series HYB Fund	1.86%
Bloomberg High Yield Bond – 2% Issuer Constrained Composite(1)	1.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series HYB Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Since inception performance for the index is shown as of February 24, 2023.

Portfolio Managers’ Report	Voya VACS Series SC Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Commercial Mortgage-Backed Securities	40.9%
Collateralized Mortgage Obligations	30.1%
Asset-Backed Securities	23.0%
Assets in Excess of Other Liabilities*	6.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya VACS Series SC Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson and Jonathan Abshire, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on March 3, 2023, through March 31, 2023, the Fund’s shares provided a total return of 0.35% compared to the Bloomberg U.S. Securitized MBS/ABS/CMBS Index (the “Index” or “Bloomberg U.S. Securitized”), which returned 2.26% for the same period.
Portfolio Specifics: Financial markets came under pressure during the period due to the failure of three regional U.S. banks, with two being taken into receivership by the FDIC. The banking crisis had spread across the Atlantic, as Credit Suisse was acquired by UBS in a government-backed deal. These developments heightened recession concerns and worsened the outlook for lending, as rates rallied to end the period lower. Yield spreads across securitized credit widened in March due to the stress in the banking sector. This was especially acute within commercial mortgage-backed securities (“CMBS”) where spreads were wider across the credit curve.
Within the Fund, allocations to CMBS and non-agency residential mortgage-backed securities (“RMBS”) detracted from performance. Security selection within CMBS also weighed on returns during the month of March as more credit sensitive tranches of the structure were impacted to a greater degree. By contrast, the Fund experienced contributions from its allocation to asset backed securities (“ABS”), though selection within ABS proved more challenging, driven by allocations to off-index collateralized loan obligations (“CLOs”).
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/50	2.1%
RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/49	1.6%
RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/49	1.4%
Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, 01/25/42	1.2%
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 B1, 9.310%, 02/25/42	1.2%
WFRBS Commercial Mortgage Trust 2013-C14 D, 3.975%, 06/15/46	1.1%
LSTAR Commercial Mortgage Trust 2016-4 F, 4.611%, 03/10/49	1.1%
Series RR 2014-1 F Trust, 05/25/47	1.1%
Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/50	1.1%
GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/50	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: We believe high levels of rate volatility illustrate the lack of certainty regarding the direction of the Fed, the economy and markets. On the one hand, we believe the risk of reaccelerating inflation has diminished, on the other a new scenario of a more widespread banking crisis has taken its place. While, in our opinion, the likelihood of either of these scenarios materializing remains slim, so does the likelihood of a soft landing. All of this adds to the challenges of navigating this environment.
We remain relatively defensive, with a preference for higher quality, and consumer-related risk. CMBS, in our opinion, also looks attractive for investors willing to accept a certain level of risk. Commercial real estate (“CRE”) will likely face difficult refinancing conditions going forward, and this will test more subordinated CMBS tranches. However, in a departure from the previous, long-standing paradigm of “location, location, location”, we believe property type has emerged as the key dimension that will likely drive future credit performance. In CMBS, our preference is tilted toward multi-family properties, and away from office. Our outlooks for ABS and RMBS are more constructive. Within ABS, we focus on the consumer-oriented products that provide access to a unique combination of fixed income attributes: U.S. centric, diverse mix of sub-sectors, wide array of forms of consumer credit, housed in robust structures that command liquidity with relatively short spread durations and an income component. Time tested performance and efficient capital regimes should contribute to favorable liquidity from a broad range of investor types over the long term. Turning to mortgage credit, housing markets have definitively slowed, with real implications for economic activity in recent quarters. However, the decline in prices and related activity has proven healthy, helping undermine inflation and correct excesses in home prices in certain areas. Mortgage credit behavior has remained stable throughout the slowdown, well underpinned by strong underwriting and regulatory oversight, historically high tappable equity, a burgeoning millennial demographic, affinity for home ownership, a low-rate mortgage base for most holders and a still strong labor market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya VACS Series SC Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended March 31, 2023
Since Inception March 3, 2023
Voya VACS Series SC Fund	0.35%
Bloomberg U.S. Securitized(1)	2.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series SC Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Since inception performance for the index is shown as of March 3, 2023.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*
Voya VACS Series EMCD Fund	$1,000.00	$1,081.50	0.10%	$0.52	$1,000.00	$1,024.43	0.10%	$0.50
Voya VACS Series EMHCD Fund(1)	1,000.00	1,009.80	0.08%	0.09	1,000.00	1,024.53	0.08%	0.40
Voya VACS Series HYB Fund(2)	1,000.00	1,018.60	0.07%	0.07	1,000.00	1,024.58	0.07%	0.35
Voya VACS Series SC Fund(3)	1,000.00	1,003.50	0.05%	0.04	1,000.00	1,024.68	0.05%	0.25

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was February 17, 2023. Expenses paid for the actual Fund’s return reflect the 43-day period ended March 31, 2023.

(2)
Commencement of operations was February 24, 2023. Expenses paid for the actual Fund’s return reflect the 36-day period ended March 31, 2023.

(3)
Commencement of operations was March 3, 2023. Expenses paid for the actual Fund’s return reflect the 29-day period ended March 31, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund), Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund and the Board of Trustees of Voya Separate Portfolios Trust and Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund), Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund (collectively referred to as the “Funds”) (each a fund constituting Voya Separate Portfolios Trust, Voya Separate Portfolios Trust, Voya Funds Trust and Voya Separate Portfolios Trust, respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of March 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at March 31, 2023 and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Registrants	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund)	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the four years in the period ended March 31, 2023
Voya VACS Series EMHCD Fund	For the period from February 17, 2023 (commencement of operations) through March 31, 2023
Voya VACS Series HYB Fund	For the period from February 24, 2023 (commencement of operations) through March 31, 2023
Voya VACS Series SC Fund	For the period from March 3, 2023 (commencement of operations) through March 31, 2023
The financial highlights for the year ended March 31, 2019 were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
ASSETS:
Investments in securities at fair value+*	$83,988,102	$132,504,091	$116,952,217	$222,323,670
Short-term investments at fair value†	12,542,035	10,162,867	—	12,591,633
Cash	602,367	297,570	5,413,209	922
Cash collateral for futures contracts	219,040	353,735	—	1,058,680
Receivables:
Investment securities sold	3,989,901	4,336,327	—	—
Fund shares sold	—	468	308,311	1,776
Dividends	8,520	18,504	—	18,844
Interest	1,061,109	1,761,211	2,052,616	993,140
Prepaid expenses	7,097	5,951	992	992
Prepaid offering expense	—	31,260	31,836	32,603
Reimbursement due from Investment Adviser	—	—	—	3,165
Other assets	2,923	—	—	—
Total assets	102,421,094	149,471,984	124,759,181	237,025,425
LIABILITIES:
Income distribution payable	—	—	—	434,588
Payable for investment securities purchased	4,907,094	7,708,521	499,002	—
Payable for fund shares redeemed	—	1,300	1,867	5,254
Payable upon receipt of securities loaned	4,672,984	—	—	—
Variation margin payable on futures contracts	16,547	41,790	—	104,171
Payable to trustees under the deferred compensation plan (Note 5)	2,923	—	—	—
Payable for trustee fees	458	316	278	528
Payable for foreign capital gains tax	61,827	—	—	—
Other accrued expenses and liabilities	48,806	17,018	12,090	17,849
Total liabilities	9,710,639	7,768,945	513,237	562,390
NET ASSETS	$92,710,455	$141,703,039	$124,245,944	$236,463,035
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$109,821,126	$141,300,207	$122,924,225	$236,546,979
Total distributable earnings (loss)	(17,110,671)	402,832	1,321,719	(83,944)
NET ASSETS	$92,710,455	$141,703,039	$124,245,944	$236,463,035
+ Including securities loaned at value	$4,505,929	$—	$—	$—
* Cost of investments in securities	$91,734,363	$131,943,041	$115,625,783	$220,995,253
† Cost of short-term investments	$12,542,882	$10,163,968	$—	$12,592,794
Net assets	$92,710,455	$141,703,039	$124,245,944	$236,463,035
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,248,702	14,129,850	12,291,392	23,654,679
Net asset value and redemption price per share	$8.24	$10.03	$10.11	$10.00
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2023

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
		February 17, 2023(1) to March 31, 2023	February 24, 2023(1) to March 31, 2023	March 3, 2023(1) to March 31, 2023
INVESTMENT INCOME:
Dividends	$68,995	$18,505	$—	$18,844
Interest, net of foreign taxes withheld*	4,581,582	950,928	926,362	856,007
Securities lending income, net	16,975	—	—	—
Total investment income	4,667,552	969,433	926,362	874,851
EXPENSES:
Investment management fees	552,736	—	—	—
Transfer agent fees(2)	249	21	15	23
Shareholder reporting expense	547	156	—	494
Registration fees	25,853	49	8	8
Professional fees	30,035	3,120	2,046	3,848
Custody and accounting expense	23,950	2,964	2,145	3,510
Trustee fees	4,579	468	330	494
Offering expense	—	3,740	3,165	2,397
Miscellaneous expense	7,269	970	330	494
Interest expense	—	121	—	—
Total expenses	645,218	11,609	8,039	11,268
Waived and reimbursed fees	(552,736)	—	—	(3,164)
Net expenses	92,482	11,609	8,039	8,104
Net investment income	4,575,070	957,824	918,323	866,747
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,545,143)	(14,110)	(4,715)	—
Futures	439,573	151,437	—	(10,231)
Net realized gain (loss)	(9,105,570)	137,327	(4,715)	(10,231)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued)#	3,311,901	559,949	1,326,434	1,327,256
Futures	(274,813)	(299,404)	—	(1,447,042)
Net change in unrealized appreciation (depreciation)	3,037,088	260,545	1,326,434	(119,786)
Net realized and unrealized gain (loss)	(6,068,482)	397,872	1,321,719	(130,017)
Increase (decrease) in net assets resulting from operations	$(1,493,412)	$1,355,696	$2,240,042	$736,730
* Foreign taxes withheld	$—	$120	$—	$—
# Change in foreign capital gains taxes accrued	$9,190	$—	$—	$—

(1)
Commencement of operations.

(2)
Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Series EMCD Fund		Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	February 17, 2023(1) to March 31, 2023	February 24, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$4,575,070	$4,810,970	$957,824	$918,323
Net realized gain (loss)	(9,105,570)	1,549,340	137,327	(4,715)
Net change in unrealized appreciation (depreciation)	3,037,088	(15,386,404)	260,545	1,326,434
Increase (decrease) in net assets resulting from operations	(1,493,412)	(9,026,094)	1,355,696	2,240,042
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)(2)	(4,740,003)	(7,007,377)	(952,864)	(918,323)
Total distributions	(4,740,003)	(7,007,377)	(952,864)	(918,323)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	900,000	140,354,256	122,013,715
Reinvestment of distributions	4,740,003	7,007,377	952,864	918,323
	4,740,003	7,907,377	141,307,120	122,932,038
Cost of shares redeemed	(2,999,993)	—	(6,913)	(7,813)
Net increase in net assets resulting from capital share transactions	1,740,010	7,907,377	141,300,207	122,924,225
Net increase (decrease) in net assets	(4,493,405)	(8,126,094)	141,703,039	124,245,944
NET ASSETS:
Beginning of year or period	97,203,860	105,329,954	—	—
End of year or period	$92,710,455	$97,203,860	$141,703,039	$124,245,944

(1)
Commencement of operations.

(2)
Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

Voya VACS Series SC Fund
March 3, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$866,747
Net realized loss	(10,231)
Net change in unrealized appreciation (depreciation)	(119,786)
Increase in net assets resulting from operations	736,730
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	(820,674)
Total distributions	(820,674)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	236,189,763
Reinvestment of distributions	386,086
236,575,849
Cost of shares redeemed	(28,870)
Net increase in net assets resulting from capital share transactions	236,546,979
Net increase in net assets	236,463,035
NET ASSETS:
Beginning of year or period	—
End of year or period	$236,463,035

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya VACS Series EMCD Fund
03-31-23(4)	8.79	0.41•	(0.53)	(0.12)	0.41	0.02	—	0.43	—	8.24	(1.27)	0.71	0 .10	0 .10	5 .00	92,710	101
03-31-22	10.27	0.46•	(1.28)	(0.82)	0.45	0.21	—	0.66	—	8.79	(8.54)	1.02	0 .07	0 .07	4 .54	97,204	35
03-31-21	8.84	0.47•	1.44	1.91	0.48	—	—	0.48	—	10.27	21.79	1.03	0 .08	0 .08	4 .63	105,330	48
03-31-20	9.77	0.49•	(0.90)	(0.41)	0.49	—	0.03	0.52	—	8.84	(4.70)	1.04	0 .09	0 .09	4 .87	90,701	50
03-31-19	9.82	0.48	(0.04)	0.44	0.49	—	—	0.49	—	9.77	4.74	1.05	0 .10	0 .10	5 .01	96,445	69
Voya VACS Series EMHCD Fund
02-17-23(5) - 03-31-23	10.00	0.07•	0.03	0.10	0.07	—	—	0.07	—	10.03	0.98	0.08	0 .08	0 .08	6 .43	141,703	14
Voya VACS Series HYB Fund
02-24-23(5) - 03-31-23	10.00	0.08•	0.11	0.19	0.08	—	—	0.08	—	10.11	1.86	0.07	0 .07	0 .07	8 .38	124,241	2
Voya VACS Series SC Fund
03-03-23(5) - 03-31-23	10.00	0.04•	(0.01)	0.03	0.03	—	—	0.03	—	10.00	0.35	0.07	0 .05	0 .05	5 .17	236,463	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023

NOTE 1 — ORGANIZATION
Voya Funds Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya VACS Series HYB Fund (“HYB”), a diversified series of Voya Funds Trust.
Voya Separate Portfolios Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya VACS Series EMCD Fund (“EMCD”), Voya VACS Series EMHCD Fund (“EMHCD”), and Voya Series SC Fund (“SC”), each a diversified series of Voya Separate Portfolios Trust, except EMHCD, which is non-diversified. Prior to November 18, 2022, EMCD was known as Voya Emerging Markets Corporate Debt Fund.
Voya Funds Trust and Voya Separate Portfolios Trust are each a “Trust” and collectively referred to as the “Trusts.” HYB, EMCD, EMHCD and SC are each a “Fund” and collectively referred as the “Funds.” The investment objective of the Funds is described in each Fund’s Prospectus.
The Funds’ shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in a Fund may only be made by “accredited investors,” as defined in Regulation D under the 1933 Act.
The Funds do not have a share class designation. Prior to November 18, 2022, EMCD had a Class P shares designation. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent each Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers,

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each Fund’s’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Each Fund’s investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow each
Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, each Fund may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Foreign Exchange Rate Risk. To the extent that each Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. Each Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Each Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
Each Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Each Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between a Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Fund’s Master Agreements.
E. Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Funds intend to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, each Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2023, EMCD, EMHCD, and SC had purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2023, the Funds had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
EMCD	$19,697,055	$14,996,610
EMHCD	21,808,414	21,688,703
SC	7,381,500	88,957,469
Please refer to the tables within the Portfolio of Investments for open futures contracts at March 31, 2023. HYB did not enter into any futures contracts during the year ended March 31, 2023.
F. Distributions to Shareholders. Each Fund records distributions to the shareholders on the ex-dividend date. The Funds distribute capital gains, if any, annually. The Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of a Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
Each Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Offering Costs. Costs incurred with the offering of EMHCD, HYB and SC are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
K. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2023, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
EMCD	$84,441,727	$86,865,486
EMHCD	149,374,911	17,931,416
HYB	118,046,390	2,884,126
SC	201,766,564	849,814
U.S. government securities not included above were as follows:
	Purchases	Sales
EMCD	$325,000	$329,518
EMHCD	475,000	481,603
SC	20,085,470	20,138
NOTE 4 — INVESTMENT MANAGEMENT FEES
Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.
There is no management fee charged per the Management Agreement for EMHCD, HYB, SC and, effective November 18, 2022, EMCD. Prior to November 18, 2022, for EMCD, the Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at an annual rate of 0.95%, which was fully waived for the Class P shares. The management fee waiver for Class P shares was not eligible for recoupment.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Intermediate Bond Portfolio	EMCD	95.20%
	EMHCD	84.14
	HYB	59.48
	SC	52.85
Voya Investment Management Co. LLC	EMHCD	11.09
	HYB	26.19
	SC	39.68
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2023, the Funds did not pay any amounts for affiliated recordkeeping services.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), a common sub-adviser and/or common officers or trustees. For the period ended March 31, 2023, HYB and SC engaged in such transactions amounting to $117,543,432 and $221,875,254 of in-kind purchases, respectively.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment
Adviser and the Trusts, on behalf of each Fund, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Expense Limit
EMCD	0.15%
EMHCD	0.15%
HYB	0.15%
SC	0.05%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	March 31,
	2024	2025	2026	Total
SC	$—	$—	$3,165	$3,165
The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 7 — LINE OF CREDIT
Effective on June 13, 2022 for EMCD, and on January 19, 2023 for EMHCD, HYB, and SC, in addition to certain other funds managed by the Investment Adviser, each Fund entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit for EMCD was available paid a

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 7 — LINE OF CREDIT (continued)

commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Fund utilized the line of credit during the year ended March 31, 2023:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
EMHCD	1	$781,000	5.58%

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars are as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
EMCD(1)
3/31/2023	—	—	579,354	(386,597)	192,757	—	—	4,740,003	(2,999,993)	1,740,010
3/31/2022	93,071	—	704,164	—	797,235	900,000	—	7,007,377	—	7,907,377
EMHCD
2/17/2023(2) - 3/31/2023	14,035,444	—	95,098	(692)	14,129,850	140,354,256	—	952,864	(6,913)	141,300,207
HYB
2/24/2023(2) - 3/31/2023	12,201,299	—	90,872	(779)	12,291,392	122,013,715	—	918,323	(7,813)	122,924,225
SC
3/3/2023(2) - 3/31/2023	23,618,952	—	38,608	(2,881)	23,654,679	236,189,763	—	386,086	(28,870)	236,546,979

(1)
Prior to November 18, 2022, EMCD had a Class P shares designation.

(2)
Commencement of operations.

NOTE 9 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 9 — SECURITIES LENDING (continued)

the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2023:
EMCD
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$446,008	$(446,008)	$—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	899,752	(899,752)	—
Goldman Sachs International	884,066	(884,066)
Goldman Sachs & Co. LLC	441,831	(441,831)	—
J.P. Morgan Securities LLC	510,590	(510,590)	—
Morgan Stanley & Co. LLC	773,142	(773,142)	—
NatWest Markets Securities Inc.	550,540	(550,540)	—
Total	$4,505,929	$(4,505,929)	$—

(1)
Cash Collateral with a fair value of $4,672,984 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of capital loss carryforwards, futures contracts, paydowns and perpetual preferred securities.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year or Period Ended March 31, 2023		Year Ended March 31, 2022
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
EMCD	$4,565,018	$174,985	$4,859,024	$2,148,353
EMHCD	952,864	—	—	—
HYB	918,323	—	—	—
SC	820,674	—	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2023 were:
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
			Amount	Character	Expiration
EMCD	$98,167	$(7,767,552)	$(428,773)	Short-term	None	$(61,827)	$(17,110,671)
			(8,950,686)	Long-term	None
			$(9,379,459)
EMHCD	4,959	559,950	(73,296)	Short-term	None	—	402,832
			(88,781)	Long-term	None
			$(162,077)
HYB	—	1,326,434	(4,715)	Short-term	None	—	1,321,719
SC	480,945	1,327,256	(583,193)	Short-term	None	(434,588)	(83,944)
			(874,364)	Long-term	None
			$(1,457,557)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

As of March 31, 2023, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on each Fund.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported EMCD’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of EMCD’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 13 — MARKET DISRUPTION
Each Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of the Funds and of the Funds service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Funds’ financial statements.
NOTE 15 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2023, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
EMCD	$0.0361	May 1, 2023	Daily
EMHCD	$0.0540	May 1, 2023	Daily
HYB	$0.0683	May 1, 2023	Daily
SC	$0.0413	May 1, 2023	Daily
Line of Credit Renewal: Effective June 13, 2023, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 88.8%
	Argentina: 1.5%
510,000 (1)	Arcor SAIC, 8.250%, 10/09/2027	$516,893	0.6
1,100,000 (1)	YPF SA, 8.500%, 06/27/2029	833,217	0.9
		1,350,110	1.5
	Brazil: 5.5%
750,000 (2)	Banco do Brasil SA/Cayman, 9.000%, 12/31/2199	738,938	0.8
750,000 (1)	Braskem Netherlands Finance BV, 7.250%, 02/13/2033	721,312	0.8
675,000 (1)	CSN Resources SA, 4.625%, 06/10/2031	520,370	0.6
250,000	Fibria Overseas Finance Ltd., 5.500%, 01/17/2027	251,223	0.3
950,000 (1)(3)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.625%, 01/15/2032	788,234	0.9
600,000	Minerva Luxembourg SA, 4.375%, 03/18/2031	493,139	0.5
475,000 (1)	Minerva Luxembourg SA, 4.375%, 03/18/2031	390,402	0.4
900,000 (3)	Nexa Resources SA, 6.500%, 01/18/2028	876,930	0.9
300,000 (1)	Suzano Austria GmbH, 7.000%, 03/16/2047	310,215	0.3
		5,090,763	5.5
	Chile: 5.0%
475,000 (1)	Antofagasta PLC, 5.625%, 05/13/2032	472,934	0.5
525,000 (1)	ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par, 4.050%, 04/27/2026	451,848	0.5
800,000	Banco de Credito e Inversiones SA, 2.875%, 10/14/2031	648,600	0.7
600,000 (1)	Celulosa Arauco y Constitucion SA, 4.200%, 01/29/2030	545,831	0.6
200,000	Celulosa Arauco y Constitucion SA, 5.500%, 11/02/2047	175,587	0.2
370,000 (1)	Cia Cervecerias Unidas SA, 3.350%, 01/19/2032	313,923	0.3
350,000 (1)	Corp Nacional del Cobre de Chile, 5.125%, 02/02/2033	353,827	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Chile (continued)
630,000	Engie Energia Chile SA, 3.400%, 01/28/2030	$514,941	0.6
575,000 (1)	Inversiones CMPC SA, 3.000%, 04/06/2031	476,963	0.5
800,000	Telefonica Moviles Chile SA, 3.537%, 11/18/2031	638,672	0.7
		4,593,126	5.0
	China: 2.2%
650,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	635,590	0.7
600,000 (1)	ENN Clean Energy International Investment Ltd., 3.375%, 05/12/2026	540,247	0.6
950,000 (1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	897,578	0.9
		2,073,415	2.2
	Colombia: 4.6%
750,000 (2)	Bancolombia SA, 4.625%, 12/18/2029	630,746	0.7
975,000	Ecopetrol SA, 6.875%, 04/29/2030	899,477	1.0
1,100,000	Ecopetrol SA, 8.875%, 01/13/2033	1,114,300	1.2
625,000 (1)	Geopark Ltd., 5.500%, 01/17/2027	525,000	0.6
450,000 (1)	Millicom International Cellular SA, 5.125%, 01/15/2028	402,386	0.4
800,000	Oleoducto Central SA, 4.000%, 07/14/2027	684,908	0.7
		4,256,817	4.6
	Ghana: 0.3%
424,000 (1)	Tullow Oil PLC, 10.250%, 05/15/2026	327,298	0.3

	Guatemala: 1.5%
750,000 (1)	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.250%, 04/27/2029	697,811	0.8
800,000 (1)	CT Trust, 5.125%, 02/03/2032	670,000	0.7
		1,367,811	1.5
	Hong Kong: 3.2%
600,000 (1)	CK Hutchison International 21 Ltd., 2.500%, 04/15/2031	515,869	0.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Hong Kong (continued)
650,000 (1)	Lenovo Group Ltd., 5.831%, 01/27/2028	$654,620	0.7
635,000 (1)	Lenovo Group Ltd., 6.536%, 07/27/2032	645,530	0.7
550,000 (1)(2)(3)	Standard Chartered PLC, 6.170%, 01/09/2027	552,584	0.6
550,000 (1)(2)	Standard Chartered PLC, 6.301%, 01/09/2029	562,590	0.6
		2,931,193	3.2
	India: 5.2%
450,000	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	340,451	0.4
800,000 (1)	Bharti Airtel International Netherlands BV, 5.350%, 05/20/2024	802,113	0.9
1,200,000 (1)(3)	JSW Steel Ltd., 5.050%, 04/05/2032	983,418	1.0
525,000 (1)(2)	Network i2i Ltd., 3.975%, 12/31/2199	462,282	0.5
535,000 (1)	Reliance Industries Ltd., 2.875%, 01/12/2032	445,126	0.5
720,000 (1)	Reliance Industries Ltd., 3.667%, 11/30/2027	681,391	0.7
700,000 (1)	Summit Digitel Infrastructure Ltd., 2.875%, 08/12/2031	547,118	0.6
550,000 (1)	Vedanta Resources Finance II PLC, 8.950%, 03/11/2025	340,134	0.4
300,000 (1)	Vedanta Resources Finance II PLC, 13.875%, 01/21/2024	240,382	0.2
		4,842,415	5.2
	Indonesia: 2.6%
1,100,000 (1)	Medco Bell Pte Ltd., 6.375%, 01/30/2027	991,834	1.1
800,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	710,196	0.8
250,000 (1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	239,625	0.2
600,000 (3)	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 3.000%, 06/30/2030	515,865	0.5
		2,457,520	2.6
	Israel: 6.0%
1,000,000 (1)(3)	Altice Financing SA, 5.750%, 08/15/2029	795,905	0.9
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Israel (continued)
925,000	Bank Hapoalim, 3.255%, 01/21/2032	$772,837	0.8
800,000 (1)(2)	Bank Leumi Le-Israel BM, 3.275%, 01/29/2031	698,312	0.8
825,000 (1)	Israel Discount Bank Ltd., 5.375%, 01/26/2028	813,386	0.9
500,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	470,729	0.5
600,000 (1)(2)	Mizrahi Tefahot Bank Ltd., 3.077%, 04/07/2031	511,500	0.5
575,000 (3)	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 05/09/2029	521,414	0.6
900,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 09/15/2031	945,856	1.0
		5,529,939	6.0
	Kazakhstan: 0.9%
500,000	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	376,170	0.4
500,000	KazMunayGas National Co. JSC, 6.375%, 10/24/2048	417,200	0.5
		793,370	0.9
	Kuwait: 2.0%
550,000 (1)	Equate Petrochemical BV, 2.625%, 04/28/2028	485,770	0.5
575,000	Equate Petrochemical BV, 4.250%, 11/03/2026	559,159	0.6
900,000 (1)(2)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	818,604	0.9
		1,863,533	2.0
	Macau: 3.8%
1,500,000 (1)	Melco Resorts Finance Ltd., 5.750%, 07/21/2028	1,299,000	1.4
675,000	MGM China Holdings Ltd., 4.750%, 02/01/2027	605,397	0.7
1,675,000	Sands China Ltd., 5.900%, 08/08/2028	1,591,454	1.7
		3,495,851	3.8
	Malaysia: 1.6%
375,000 (1)	CIMB Bank Bhd, 2.125%, 07/20/2027	340,952	0.4
650,000 (1)	Genm Capital Labuan Ltd., 3.882%, 04/19/2031	505,762	0.5
725,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	686,043	0.7
		1,532,757	1.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico: 7.4%
950,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	$855,785	0.9
600,000 (2)	Banco Mercantil del Norte SA/Grand Cayman, 7.500%, 12/31/2199	519,250	0.6
500,000 (1)(2)	Banco Mercantil del Norte SA/Grand Cayman, 7.500%, 12/31/2199	432,709	0.5
850,000 (1)	Cemex SAB de CV, 5.200%, 09/17/2030	784,797	0.8
750,000 (1)(2)	Cemex SAB de CV, 9.125%, 12/31/2199	752,028	0.8
650,000 (1)	GCC SAB de CV, 3.614%, 04/20/2032	545,975	0.6
500,000 (1)(2)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	499,954	0.5
500,000 (1)	Industrias Penoles SAB de CV, 4.750%, 08/06/2050	392,292	0.4
675,000	Petroleos Mexicanos, 6.875%, 08/04/2026	641,449	0.7
875,000 (1)	Petroleos Mexicanos, 10.000%, 02/07/2033	839,382	0.9
625,000 (1)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	609,391	0.7
		6,873,012	7.4
	Morocco: 0.5%
500,000	OCP SA, 6.875%, 04/25/2044	455,748	0.5

	Oman: 1.0%
450,000 (1)	OQ SAOC, 5.125%, 05/06/2028	429,266	0.4
550,000 (1)	Oryx Funding Ltd., 5.800%, 02/03/2031	529,199	0.6
		958,465	1.0
	Panama: 1.7%
825,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	710,292	0.8
1,000,000	C&W Senior Financing DAC, 6.875%, 09/15/2027	895,474	0.9
		1,605,766	1.7
	Peru: 1.0%
1,000,000 (2)	Banco de Credito del Peru S.A., 3.125%, 07/01/2030	901,014	1.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Poland: 0.8%
785,000 (1)	Canpack SA / Canpack US LLC, 3.125%, 11/01/2025	$714,350	0.8

	Qatar: 1.8%
700,000	Commercial Bank PSQC/ THE, 4.500%, 12/31/2049	624,724	0.7
650,000 (1)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	564,678	0.6
650,000 (1)	QatarEnergy, 3.300%, 07/12/2051	485,973	0.5
		1,675,375	1.8
	Russia: 0.2%
1,000,000 (1)(2)(4)(5)	Alfa Bank AO Via Alfa Bond Issuance PLC, 5.950%, 04/15/2030	100,625	0.1
500,000 (1)(2)(5)	Sovcombank Via SovCom Capital DAC, 7.750%, 12/31/2199	43,437	0.1
		144,062	0.2
	Saudi Arabia: 4.8%
400,000 (1)	Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026	369,892	0.4
525,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	450,550	0.5
650,000	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	514,894	0.5
350,000 (1)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	360,394	0.4
325,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	342,880	0.4
1,400,000 (1)	Saudi Arabian Oil Co., 2.250%, 11/24/2030	1,183,918	1.3
700,000	Saudi Arabian Oil Co., 2.875%, 04/16/2024	685,089	0.7
600,000	Saudi Electricity Global Sukuk Co. 2, 5.060%, 04/08/2043	586,980	0.6
		4,494,597	4.8
	Singapore: 0.8%
800,000 (1)(2)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	734,284	0.8

	South Africa: 3.7%
600,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	534,031	0.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	South Africa (continued)
400,000	AngloGold Ashanti Holdings PLC, 6.500%, 04/15/2040	$391,471	0.4
875,000 (1)	Bidvest Group UK PLC/The, 3.625%, 09/23/2026	794,867	0.9
400,000	Bidvest Group UK PLC/The, 3.625%, 09/23/2026	363,368	0.4
775,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	772,469	0.8
625,000	Sasol Financing USA LLC, 4.375%, 09/18/2026	565,669	0.6
		3,421,875	3.7
	South Korea: 7.9%
700,000 (1)	Kookmin Bank, 2.500%, 11/04/2030	570,545	0.6
550,000 (1)(2)	Kookmin Bank, 4.350%, 12/31/2199	522,428	0.6
650,000 (1)	Korea Electric Power Corp., 3.625%, 06/14/2025	634,452	0.7
500,000 (1)	Korea National Oil Corp., 4.750%, 04/03/2026	497,415	0.5
675,000 (1)	Korea National Oil Corp., 4.875%, 04/03/2028	678,414	0.7
550,000 (1)	KT Corp., 4.000%, 08/08/2025	538,616	0.6
925,000 (1)	POSCO, 5.625%, 01/17/2026	936,150	1.0
675,000 (1)	POSCO, 5.750%, 01/17/2028	697,069	0.7
200,000 (1)	POSCO, 5.875%, 01/17/2033	213,787	0.2
425,000 (1)(2)	Shinhan Financial Group Co. Ltd., 2.875%, 12/31/2199	359,210	0.4
700,000 (1)	SK Hynix, Inc., 2.375%, 01/19/2031	524,521	0.6
450,000 (1)	Woori Bank, 4.875%, 01/26/2028	451,420	0.5
725,000 (1)	Woori Bank Co. Ltd., 4.750%, 04/30/2024	718,493	0.8
		7,342,520	7.9
	Taiwan: 0.7%
650,000 (1)(3)	TSMC Global Ltd., 4.625%, 07/22/2032	655,743	0.7

	Thailand: 2.8%
500,000 (1)	Bangkok Bank PCL/Hong Kong, 4.450%, 09/19/2028	492,532	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Thailand (continued)
800,000 (1)(2)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	$729,015	0.8
725,000 (1)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	652,472	0.7
1,000,000 (1)	PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059	705,335	0.8
		2,579,354	2.8
	Turkey: 2.2%
250,000 (1)	Akbank TAS, 6.800%, 02/06/2026	242,475	0.3
550,000 (1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	529,186	0.6
550,000	Turkiye Is Bankasi AS, 6.125%, 04/25/2024	545,339	0.6
700,000 (1)	Turkiye Sise ve Cam Fabrikalari AS, 6.950%, 03/14/2026	688,709	0.7
		2,005,709	2.2
	United Arab Emirates: 4.3%
700,000	DP World Ltd., 6.850%, 07/02/2037	781,159	0.9
650,000 (2)	Emirates NBD Bank PJSC, 6.125%, 12/31/2199	634,884	0.7
401,154	Galaxy Pipeline Assets Bidco Ltd., 1.750%, 09/30/2027	374,049	0.4
465,728 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	401,652	0.4
379,940 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	308,696	0.3
500,000	MAF Global Securities Ltd., 4.750%, 05/07/2024	495,410	0.5
525,000 (1)	MDGH GMTN RSC Ltd., 5.500%, 04/28/2033	558,661	0.6
511,130 (1)	Sweihan PV Power Co. PJSC, 3.625%, 01/31/2049	420,529	0.5
		3,975,040	4.3
	United Kingdom: 1.3%
750,000 (2)	HSBC Holdings PLC, 7.390%, 11/03/2028	798,893	0.8
450,000 (2)(3)	HSBC Holdings PLC, 8.000%, 12/31/2199	449,955	0.5
		1,248,848	1.3
	Total Corporate Bonds/Notes (Cost $90,068,484)	82,291,680	88.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 1.8%
	India: 0.7%
675,000 (1)	Export-Import Bank of India, 5.500%, 01/18/2033	$675,238	0.7

	United Arab Emirates: 1.1%
1,000,000 (1)	Finance Department Government of Sharjah, 6.500%, 11/23/2032	1,021,184	1.1
	Total Sovereign Bonds (Cost $1,665,879)	1,696,422	1.8
	Total Long-Term Investments (Cost $91,734,363)	83,988,102	90.6
SHORT-TERM INVESTMENTS: 13.5%
	Commercial Paper: 6.5%
1,000,000	Agilent Technologies, Inc., 4.890%, 04/06/2023	999,152	1.1
1,000,000	Dollar General Corp., 4.990%, 04/03/2023	999,577	1.1
1,000,000	Dominion Energy, Inc., 5.040%, 04/03/2023	999,578	1.1
1,000,000	Duke Energy, 5.090%, 04/04/2023	999,434	1.1
1,000,000	Equifax, Inc., 5.200%, 04/06/2023	999,148	1.0
1,000,000	Medtronic, Inc., 5.300%, 04/06/2023	999,162	1.1
	Total Commercial Paper (Cost $5,996,898)	5,996,051	6.5

	Repurchase Agreements: 5.0%
1,117,089 (6)	Bank of America Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,117,532, collateralized by various U.S. Government Agency Obligations, 1.500%-3.000%, Market Value plus accrued interest $1,139,431, due 11/01/49-02/01/51)	1,117,089	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
204,628 (6)	Citigroup, Inc., Repurchase Agreement dated 03/31/23, 4.81%, due 04/03/23 (Repurchase Amount $204,709, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.500%-7.000%, Market Value plus accrued interest $208,721, due 12/26/24-03/20/53)	$204,628	0.2
1,117,089 (6)	HSBC Securities USA, Repurchase Agreement dated 03/31/23, 4.80%, due 04/03/23 (Repurchase Amount $1,117,530, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,139,431, due 06/15/24-02/15/53)	1,117,089	1.2
1,117,089 (6)	Jefferies LLC, Repurchase Agreement dated 03/31/23, 4.91%, due 04/03/23 (Repurchase Amount $1,117,540, collateralized by various U.S. Government Agency Obligations, 0.000%-5.750%, Market Value plus accrued interest $1,139,438, due 04/14/23-03/21/28)	1,117,089	1.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,117,089 (6)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,117,532, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $1,139,431, due 04/06/23-02/20/53)	$1,117,089	1.2
	Total Repurchase Agreements (Cost $4,672,984)	4,672,984	5.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
1,873,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730% (Cost $1,873,000)	1,873,000	2.0
	Total Short-Term Investments (Cost $12,542,882)	12,542,035	13.5
	Total Investments in Securities (Cost $104,277,245)	$96,530,137	104.1
	Liabilities in Excess of Other Assets	(3,819,682)	(4.1)
	Net Assets	$92,710,455	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(3)
Security, or a portion of the security, is on loan.

(4)
Defaulted security.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2023, the Fund held restricted securities with a fair value of $144,062 or 0.2% of net assets. Please refer to the table below for additional details.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of March 31, 2023.

Sector Diversification	Percentage of Net Assets
Financial	19.8%
Energy	18.7
Basic Materials	14.9
Consumer, Non-cyclical	8.7
Communications	8.5
Consumer, Cyclical	5.6
Utilities	5.1
Industrial	4.8
Technology	2.7
Sovereign Bonds	1.8
Short-Term Investments	13.5
Liabilities in Excess of Other Assets	(4.1)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$82,291,680	$—	$82,291,680
Sovereign Bonds	—	1,696,422	—	1,696,422
Short-Term Investments	1,873,000	10,669,035	—	12,542,035
Total Investments, at fair value	$1,873,000	$94,657,137	$—	$96,530,137
Other Financial Instruments+
Futures	183,353	—	—	183,353
Total Assets	$2,056,353	$94,657,137	$—	$96,713,490
Liabilities Table
Other Financial Instruments+
Futures	$(322,981)	$—	$—	$(322,981)
Total Liabilities	$(322,981)	$—	$—	$(322,981)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2023, Voya VACS Series EMCD Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Alfa Bank AO Via Alfa Bond Issuance PLC	11/21/2019	$1,005,425	$100,625
Sovcombank Via SovCom Capital DAC	1/30/2020	500,000	43,437
		$1,505,425	$144,062
At March 31, 2023, the following futures contracts were outstanding for Voya VACS Series EMCD Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	58	06/30/23	$11,974,281	$138,983
U.S. Treasury 5-Year Note	22	06/30/23	2,409,172	32,362
U.S. Treasury Ultra Long Bond	17	06/22/23	2,399,125	12,008
			$16,782,578	$183,353
Short Contracts:
U.S. Treasury 10-Year Note	(46)	06/21/23	(5,286,407)	(90,369)
U.S. Treasury Long Bond	(5)	06/21/23	(655,781)	(24,761)
U.S. Treasury Ultra 10-Year Note	(58)	06/21/23	(7,026,156)	(207,851)
			$(12,968,344)	$(322,981)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$183,353
Total Asset Derivatives		$183,353
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$322,981
Total Liability Derivatives		$322,981

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$439,573
Total	$439,573
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(274,813)
Total	$(274,813)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $104,158,062.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$764,147
Gross Unrealized Depreciation	(8,531,699)
Net Unrealized Depreciation	$(7,767,552)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 34.5%
	Brazil: 0.8%
1,150,000 (1)	Braskem Netherlands Finance BV, 7.250%, 02/13/2033	$1,106,012	0.8

	Chile: 4.4%
900,000 (1)	Corp Nacional del Cobre de Chile, 3.750%, 01/15/2031	828,921	0.6
1,150,000 (1)	Corp Nacional del Cobre de Chile, 4.250%, 07/17/2042	968,973	0.7
750,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	645,046	0.4
550,000 (1)	Corp Nacional del Cobre de Chile, 5.125%, 02/02/2033	556,013	0.4
400,000 (1)	Empresa de Transporte de Pasajeros Metro SA, 3.693%, 09/13/2061	277,381	0.2
700,000 (1)	Empresa Nacional del Petroleo, 3.450%, 09/16/2031	580,231	0.4
1,500,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,399,532	1.0
300,000 (1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	230,912	0.1
990,000	Engie Energia Chile SA, 3.400%, 01/28/2030	809,194	0.6
		6,296,203	4.4
	China: 0.6%
900,000 (1)	ENN Clean Energy International Investment Ltd., 3.375%, 05/12/2026	810,370	0.6

	Guatemala: 0.6%
290,000 (1)	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.250%, 04/27/2029	269,820	0.2
700,000 (1)	CT Trust, 5.125%, 02/03/2032	586,250	0.4
		856,070	0.6
	Indonesia: 4.5%
750,000 (1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	682,703	0.5
750,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	665,809	0.5
1,000,000 (1)	Pertamina Persero PT, 3.650%, 07/30/2029	930,000	0.7
1,000,000	Pertamina Persero PT, 5.625%, 05/20/2043	947,650	0.7
1,500,000 (1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,437,750	1.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Indonesia (continued)
750,000	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	$718,875	0.5
500,000 (1)	Perusahaan Listrik Negara PT, 6.250%, 01/25/2049	485,578	0.3
550,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 3.000%, 06/30/2030	472,876	0.3
		6,341,241	4.5
	Israel: 0.5%
750,000 (1)	Israel Electric Corp. Ltd., 3.750%, 02/22/2032	654,887	0.5

	Kazakhstan: 0.8%
1,000,000 (1)	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	752,341	0.5
500,000	KazMunayGas National Co. JSC, 5.750%, 04/19/2047	392,220	0.3
		1,144,561	0.8
	Malaysia: 1.9%
825,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	780,670	0.5
300,000	Petronas Capital Ltd., 2.480%, 01/28/2032	255,700	0.2
1,750,000 (1)	Petronas Capital Ltd., 4.800%, 04/21/2060	1,670,796	1.2
		2,707,166	1.9
	Mexico: 6.1%
750,000 (1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	728,177	0.5
1,100,000 (1)(2)	Cemex SAB de CV, 9.125%, 12/31/2199	1,102,974	0.8
500,000 (1)	Comision Federal de Electricidad, 4.677%, 02/09/2051	336,552	0.2
425,000 (1)	Comision Federal de Electricidad, 4.688%, 05/15/2029	381,591	0.3
1,000,000 (1)	Comision Federal de Electricidad, 6.264%, 02/15/2052	835,089	0.6
350,000	Petroleos Mexicanos, 5.500%, 06/27/2044	206,365	0.2
1,000,000	Petroleos Mexicanos, 6.500%, 03/13/2027	909,668	0.6
500,000	Petroleos Mexicanos, 6.500%, 01/23/2029	430,257	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico (continued)
235,000	Petroleos Mexicanos, 6.700%, 02/16/2032	$187,239	0.1
500,000	Petroleos Mexicanos, 6.750%, 09/21/2047	325,405	0.2
1,275,000	Petroleos Mexicanos, 6.875%, 08/04/2026	1,211,626	0.9
1,000,000	Petroleos Mexicanos, 6.950%, 01/28/2060	647,162	0.5
1,375,000 (1)	Petroleos Mexicanos, 10.000%, 02/07/2033	1,319,029	0.9
		8,621,134	6.1
	Nigeria: 0.3%
675,000	Republic of Nigeria, 7.875%, 02/16/2032	510,881	0.3

	Oman: 1.6%
1,750,000 (1)	OQ SAOC, 5.125%, 05/06/2028	1,669,369	1.2
700,000 (1)	Oryx Funding Ltd., 5.800%, 02/03/2031	673,525	0.4
		2,342,894	1.6
	Panama: 2.1%
1,000,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	860,960	0.6
1,425,000	Banco Nacional de Panama, 2.500%, 08/11/2030	1,106,841	0.8
1,200,000 (1)	Empresa de Transmision Electrica SA, 5.125%, 05/02/2049	964,031	0.7
		2,931,832	2.1
	Peru: 1.0%
400,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	345,388	0.3
250,000	Petroleos del Peru SA, 4.750%, 06/19/2032	186,102	0.1
1,400,000 (1)	Petroleos del Peru SA, 5.625%, 06/19/2047	907,900	0.6
		1,439,390	1.0
	Qatar: 0.7%
1,350,000 (1)	QatarEnergy, 3.300%, 07/12/2051	1,009,327	0.7

	Saudi Arabia: 1.4%
1,000,000 (1)	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	792,145	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Saudi Arabia (continued)
550,000 (1)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	$566,333	0.4
550,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	580,258	0.4
		1,938,736	1.4
	South Africa: 1.1%
650,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	578,534	0.4
1,000,000 (1)	Eskom Holdings SOC Ltd., 6.350%, 08/10/2028	947,750	0.7
		1,526,284	1.1
	South Korea: 2.1%
775,000 (1)	Korea National Oil Corp., 4.750%, 04/03/2026	770,993	0.5
1,000,000 (1)	Korea National Oil Corp., 4.875%, 04/03/2028	1,005,057	0.7
1,000,000 (1)	POSCO, 5.750%, 01/17/2028	1,032,694	0.7
225,000 (1)	POSCO, 5.875%, 01/17/2033	240,511	0.2
		3,049,255	2.1
	Thailand: 0.5%
850,000 (1)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	764,967	0.5

	United Arab Emirates: 2.5%
750,000	DP World Crescent Ltd., 3.875%, 07/18/2029	708,169	0.5
443,550 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	382,526	0.3
593,656 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	482,338	0.3
1,850,000 (1)	MDGH GMTN RSC Ltd., 5.500%, 04/28/2033	1,968,616	1.4
		3,541,649	2.5
	United Kingdom: 0.9%
1,150,000 (2)	HSBC Holdings PLC, 7.390%, 11/03/2028	1,224,969	0.9

	Venezuela: 0.1%
1,000,000 (3)	Petroleos de Venezuela SA, 9.000%, 11/17/2021	46,250	0.0
1,750,000 (3)	Petroleos de Venezuela SA, 9.750%, 05/17/2035	87,500	0.1
		133,750	0.1
	Total Corporate Bonds/Notes (Cost $48,821,619)	48,951,578	34.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 59.0%
	Angola: 0.8%
750,000 (1)	Angolan Government International Bond, 8.000%, 11/26/2029	$645,300	0.5
500,000 (1)	Angolan Government International Bond, 9.500%, 11/12/2025	497,280	0.3
		1,142,580	0.8
	Argentina: 1.5%
1,883,777 (2)(4)	Argentine Republic Government International Bond, 0.500% (Step Rate @ 0.750% on 07/09/2023), 07/09/2030	550,401	0.4
374,111	Argentine Republic Government International Bond, 1.000%, 07/09/2029	105,608	0.1
4,906,220 (4)	Argentine Republic Government International Bond, 1.500% (Step Rate @ 3.625% on 07/09/2023), 07/09/2035	1,287,543	0.9
701,019 (4)	Argentine Republic Government International Bond, 3.875% (Step Rate @ 4.250% on 07/09/2023), 01/09/2038	220,873	0.1
		2,164,425	1.5
	Bahrain: 1.5%
2,000,000	Bahrain Government International Bond, 7.375%, 05/14/2030	2,071,942	1.5

	Brazil: 0.6%
1,000,000	Brazilian Government International Bond, 5.625%, 02/21/2047	844,626	0.6

	Chile: 0.9%
1,000,000	Chile Government International Bond, 3.500%, 01/31/2034	892,415	0.6
500,000	Chile Government International Bond, 4.000%, 01/31/2052	407,079	0.3
		1,299,494	0.9
	Colombia: 2.8%
500,000	Colombia Government International Bond, 3.000%, 01/30/2030	393,420	0.3
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Colombia (continued)
1,500,000	Colombia Government International Bond, 3.250%, 04/22/2032	$1,119,940	0.8
1,000,000	Colombia Government International Bond, 4.125%, 05/15/2051	618,682	0.4
750,000	Colombia Government International Bond, 5.000%, 06/15/2045	526,100	0.3
400,000	Colombia Government International Bond, 5.200%, 05/15/2049	280,146	0.2
500,000	Colombia Government International Bond, 6.125%, 01/18/2041	410,518	0.3
664,000	Colombia Government International Bond, 8.000%, 04/20/2033	681,254	0.5
		4,030,060	2.8
	Costa Rica: 1.1%
1,500,000	Costa Rica Government International Bond, 6.125%, 02/19/2031	1,494,705	1.1

	Dominican Republic: 3.2%
700,000 (1)	Dominican Republic International Bond, 4.875%, 09/23/2032	596,143	0.4
500,000 (1)	Dominican Republic International Bond, 5.300%, 01/21/2041	390,991	0.3
1,700,000	Dominican Republic International Bond, 5.875%, 01/30/2060	1,306,112	0.9
925,000	Dominican Republic International Bond, 6.000%, 07/19/2028	906,090	0.7
500,000 (1)	Dominican Republic International Bond, 6.000%, 02/22/2033	459,508	0.3
500,000 (1)	Dominican Republic International Bond, 6.875%, 01/29/2026	508,850	0.4
300,000 (1)	Dominican Republic International Bond, 7.050%, 02/03/2031	305,355	0.2
		4,473,049	3.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Ecuador: 0.8%
717,550 (1)(4)	Ecuador Government International Bond, 1.500% (Step Rate @ 2.500% on 07/31/2023), 07/31/2040	$217,848	0.1
1,807,845 (1)(4)	Ecuador Government International Bond, 2.500% (Step Rate @ 3.500% on 07/31/2023), 07/31/2035	609,741	0.4
800,850 (1)(2)(4)	Ecuador Government International Bond, 5.500% (Step Rate @ 6.000% on 07/31/2023), 07/31/2030	376,272	0.3
		1,203,861	0.8
	Egypt: 1.7%
1,000,000	Egypt Government International Bond, 5.800%, 09/30/2027	703,915	0.5
500,000 (1)	Egypt Government International Bond, 7.500%, 02/16/2061	271,808	0.2
1,750,000 (1)	Egypt Government International Bond, 8.700%, 03/01/2049	1,028,608	0.7
600,000 (1)	Egypt Government International Bond, 8.875%, 05/29/2050	355,627	0.3
		2,359,958	1.7
	El Salvador: 0.4%
1,000,000 (1)	El Salvador Government International Bond, 6.375%, 01/18/2027	563,811	0.4

	Gabon: 0.3%
500,000 (1)	Gabon Government International Bond, 6.625%, 02/06/2031	382,725	0.3

	Ghana: 0.9%
750,000 (3)	Ghana Government International Bond, 7.875%, 03/26/2027	278,813	0.2
2,000,000 (3)	Ghana Government International Bond, 7.875%, 02/11/2035	703,100	0.5
1,000,000 (3)	Ghana Government International Bond, 8.750%, 03/11/2061	340,000	0.2
		1,321,913	0.9
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Guatemala: 0.6%
860,000 (1)	Guatemala Government Bond, 5.250%, 08/10/2029	$840,407	0.6

	Honduras: 0.3%
250,000	Honduras Government International Bond, 5.625%, 06/24/2030	198,396	0.2
200,000	Honduras Government International Bond, 6.250%, 01/19/2027	178,934	0.1
		377,330	0.3
	Hungary: 1.6%
1,750,000 (1)	Hungary Government International Bond, 3.125%, 09/21/2051	1,079,776	0.7
700,000 (1)	Hungary Government International Bond, 5.500%, 06/16/2034	675,825	0.5
500,000	Hungary Government International Bond, 7.625%, 03/29/2041	563,787	0.4
		2,319,388	1.6
	India: 1.0%
500,000	Export-Import Bank of India, 2.250%, 01/13/2031	401,418	0.3
1,000,000 (1)	Export-Import Bank of India, 5.500%, 01/18/2033	1,000,352	0.7
		1,401,770	1.0
	Indonesia: 2.5%
300,000	Indonesia Government International Bond, 4.750%, 02/11/2029	303,969	0.2
1,250,000	Indonesia Government International Bond, 5.250%, 01/17/2042	1,225,084	0.9
320,000	Indonesia Government International Bond, 5.450%, 09/20/2052	324,800	0.2
1,250,000	Indonesia Government International Bond, 8.500%, 10/12/2035	1,628,173	1.2
		3,482,026	2.5
	Ivory Coast: 0.7%
1,044,654 (2)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	978,054	0.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Jamaica: 0.9%
600,000	Jamaica Government International Bond, 7.875%, 07/28/2045	$705,169	0.5
500,000	Jamaica Government International Bond, 8.000%, 03/15/2039	604,426	0.4
		1,309,595	0.9
	Jordan: 0.6%
1,000,000 (1)	Jordan Government International Bond, 5.850%, 07/07/2030	893,589	0.6

	Kazakhstan: 0.7%
900,000 (1)	Kazakhstan Government International Bond, 6.500%, 07/21/2045	940,455	0.7

	Kenya: 0.6%
500,000 (1)	Kenya Government International Bond, 6.875%, 06/24/2024	463,390	0.3
500,000	Kenya Government International Bond, 7.250%, 02/28/2028	411,282	0.3
		874,672	0.6
	Lebanon: 0.2%
2,000,000 (3)	Lebanon Government International Bond, 6.100%, 10/04/2022	131,500	0.1
2,000,000 (3)	Lebanon Government International Bond, 6.850%, 03/23/2027	133,350	0.1
		264,850	0.2
	Malaysia: 0.7%
1,250,000 (1)	Malaysia Wakala Sukuk Bhd, 3.075%, 04/28/2051	975,825	0.7

	Mexico: 2.8%
940,000	Mexico Government International Bond, 3.250%, 04/16/2030	843,902	0.6
750,000	Mexico Government International Bond, 4.350%, 01/15/2047	594,813	0.4
1,000,000	Mexico Government International Bond, 4.500%, 04/22/2029	978,060	0.7
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Mexico (continued)
1,550,000	Mexico Government International Bond, 4.875%, 05/19/2033	$1,485,883	1.1
		3,902,658	2.8
	Morocco: 0.5%
425,000 (1)	Morocco Government International Bond, 3.000%, 12/15/2032	343,700	0.3
500,000 (1)	Morocco Government International Bond, 4.000%, 12/15/2050	341,875	0.2
		685,575	0.5
	Nigeria: 1.7%
1,000,000	Nigeria Government International Bond, 6.500%, 11/28/2027	817,420	0.6
1,500,000 (1)	Nigeria Government International Bond, 7.375%, 09/28/2033	1,066,425	0.7
500,000	Nigeria Government International Bond, 7.696%, 02/23/2038	336,855	0.2
300,000	Nigeria Government International Bond, 7.875%, 02/16/2032	227,058	0.2
		2,447,758	1.7
	Oman: 1.4%
500,000 (1)	Oman Government International Bond, 5.375%, 03/08/2027	495,623	0.3
800,000	Oman Government International Bond, 6.000%, 08/01/2029	806,405	0.6
750,000 (1)	Oman Government International Bond, 6.500%, 03/08/2047	692,701	0.5
		1,994,729	1.4
	Panama: 2.4%
750,000	Panama Government International Bond, 3.298%, 01/19/2033	628,008	0.5
500,000	Panama Government International Bond, 4.500%, 04/16/2050	382,070	0.3
1,000,000	Panama Government International Bond, 4.500%, 01/19/2063	723,855	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Panama (continued)
1,000,000	Panama Government International Bond, 6.400%, 02/14/2035	$1,044,933	0.7
550,000	Panama Government International Bond, 6.700%, 01/26/2036	583,455	0.4
		3,362,321	2.4
	Paraguay: 0.9%
750,000	Paraguay Government International Bond, 5.000%, 04/15/2026	746,348	0.5
650,000	Paraguay Government International Bond, 5.600%, 03/13/2048	579,456	0.4
		1,325,804	0.9
	Peru: 0.9%
500,000	Peruvian Government International Bond, 2.780%, 12/01/2060	299,299	0.2
500,000	Peruvian Government International Bond, 2.783%, 01/23/2031	428,009	0.3
500,000	Peruvian Government International Bond, 5.625%, 11/18/2050	505,178	0.4
		1,232,486	0.9
	Philippines: 2.4%
1,550,000	Philippine Government International Bond, 5.000%, 07/17/2033	1,577,071	1.1
750,000	Philippine Government International Bond, 5.500%, 01/17/2048	767,086	0.5
1,000,000	Philippine Government International Bond, 5.950%, 10/13/2047	1,081,148	0.8
		3,425,305	2.4
	Poland: 1.9%
1,400,000	Republic of Poland Government International Bond, 4.875%, 10/04/2033	1,395,590	1.0
1,225,000	Republic of Poland Government International Bond, 5.750%, 11/16/2032	1,304,625	0.9
		2,700,215	1.9
	Qatar: 1.4%
750,000 (1)	Qatar Government International Bond, 3.750%, 04/16/2030	734,142	0.5
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Qatar (continued)
750,000 (1)	Qatar Government International Bond, 4.400%, 04/16/2050	$695,861	0.5
500,000 (1)	Qatar Government International Bond, 4.817%, 03/14/2049	491,270	0.4
		1,921,273	1.4
	Republic Of Serbia: 1.0%
1,500,000	Serbia International Bond, 2.125%, 12/01/2030	1,142,032	0.8
275,000 (1)	Serbia International Bond, 6.500%, 09/26/2033	273,734	0.2
		1,415,766	1.0
	Romania: 2.0%
1,500,000 (1)	Romanian Government International Bond, 3.000%, 02/14/2031	1,237,452	0.9
1,500,000 (1)	Romanian Government International Bond, 3.625%, 03/27/2032	1,269,321	0.9
400,000	Romanian Government International Bond, 5.125%, 06/15/2048	335,000	0.2
		2,841,773	2.0
	Russia: 0.0%
1,000,000 (3)	Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047	60,000	0.0

	Saudi Arabia: 3.0%
3,000,000	Saudi Government International Bond, 3.450%, 02/02/2061	2,128,149	1.5
800,000	Saudi Government International Bond, 3.750%, 01/21/2055	616,821	0.4
1,475,000 (1)	Saudi Government International Bond, 5.500%, 10/25/2032	1,575,888	1.1
		4,320,858	3.0
	Senegal: 0.3%
500,000	Senegal Government International Bond, 6.250%, 05/23/2033	398,948	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: 2.0%
2,000,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	$1,798,850	1.3
500,000	Republic of South Africa Government International Bond, 5.750%, 09/30/2049	368,478	0.3
800,000	Republic of South Africa Government International Bond, 6.300%, 06/22/2048	639,491	0.4
		2,806,819	2.0
	Sri Lanka: 0.8%
500,000 (1)(3)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	196,043	0.1
2,000,000 (1)(3)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	742,547	0.5
750,000 (3)	Sri Lanka Government International Bond, 7.550%, 03/28/2030	269,970	0.2
		1,208,560	0.8
	Turkey: 2.7%
950,000	Turkey Government International Bond, 4.875%, 10/09/2026	859,038	0.6
500,000	Turkey Government International Bond, 5.125%, 02/17/2028	438,410	0.3
750,000	Turkey Government International Bond, 6.000%, 01/14/2041	567,547	0.4
1,000,000	Turkey Government International Bond, 7.625%, 04/26/2029	954,058	0.7
1,000,000	Turkey Government International Bond, 9.875%, 01/15/2028	1,043,560	0.7
		3,862,613	2.7
	Ukraine: 0.6%
1,111,000 (3)	Ukraine Government International Bond, 7.253%, 03/15/2035	194,572	0.1
650,000 (3)	Ukraine Government International Bond, 7.375%, 09/25/2034	113,588	0.1
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2024	77,626	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Ukraine (continued)
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2025	$70,294	0.1
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2026	64,889	0.0
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2027	64,167	0.0
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2028	65,334	0.1
225,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2029	42,079	0.0
500,000 (3)	Ukraine Government International Bond, 9.750%, 11/01/2030	95,445	0.1
		787,994	0.6
	United Arab Emirates: 1.0%
1,400,000 (1)	Finance Department Government of Sharjah, 6.500%, 11/23/2032	1,429,658	1.0

	Uruguay: 1.9%
123,334	Uruguay Government International Bond, 4.375%, 10/27/2027	123,701	0.1
51,825	Uruguay Government International Bond, 4.375%, 01/23/2031	51,594	0.0
2,312,164	Uruguay Government International Bond, 5.750%, 10/28/2034	2,535,202	1.8
		2,710,497	1.9
	Venezuela: 0.1%
1,250,000 (3)	Venezuela Government International Bond, 9.250%, 09/15/2027	134,375	0.1

	Zambia: 0.4%
750,000 (1)(3)	Zambia Government International Bond, 8.500%, 04/14/2024	342,188	0.2
500,000 (1)(3)	Zambia Government International Bond, 8.970%, 07/30/2027	223,230	0.2
		565,418	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Zambia (continued)
	Total Sovereign Bonds
	(Cost $83,121,422)	$83,552,513	59.0
	Total Long-Term Investments
	(Cost $131,943,041)	132,504,091	93.5
SHORT-TERM INVESTMENTS: 7.2%
	Commercial Paper: 5.5%
1,300,000	Agilent Technologies, Inc., 4.890%, 04/06/2023	1,298,897	0.9
1,300,000	Dollar General Corp., 4.990%, 04/03/2023	1,299,450	0.9
1,300,000	Dominion Energy, Inc., 5.040%, 04/03/2023	1,299,452	1.0
1,300,000	Duke Energy, 5.090%, 04/04/2023	1,299,265	0.9
1,300,000	Equifax, Inc., 5.200%, 04/06/2023	1,298,893	0.9
1,300,000	Medtronic, Inc., 5.300%, 04/06/2023	1,298,910	0.9
	Total Commercial Paper
	(Cost $7,795,968)	7,794,867	5.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
2,368,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730%
	(Cost $2,368,000)	2,368,000	1.7
	Total Short-Term Investments
	(Cost $10,163,968)	10,162,867	7.2
	Total Investments in Securities (Cost $142,107,009)	$142,666,958	100.7
	Liabilities in Excess of Other Assets	(963,919)	(0.7)
	Net Assets	$141,703,039	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(3)
Defaulted security.

(4)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2023.

(5)
Rate shown is the 7-day yield as of March 31, 2023.

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	59.0%
Energy	15.2
Utilities	7.3
Basic Materials	4.7
Financial	3.8
Industrial	1.5
Consumer, Non-cyclical	1.2
Communications	0.4
Corporate Bonds/Notes	0.4
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$48,951,578	$—	$48,951,578
Sovereign Bonds	—	83,552,513	—	83,552,513
Short-Term Investments	2,368,000	7,794,867	—	10,162,867
Total Investments, at fair value	$2,368,000	$140,298,958	$—	$142,666,958
Other Financial Instruments+
Futures	284,834	—	—	284,834
Total Assets	$2,652,834	$140,298,958	$—	$142,951,792
Liabilities Table
Other Financial Instruments+
Futures	$(584,238)	$—	$—	$(584,238)
Total Liabilities	$(584,238)	$—	$—	$(584,238)
At March 31, 2023, the following futures contracts were outstanding for Voya VACS Series EMHCD Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	44	06/30/23	$9,083,937	$102,458
U.S. Treasury 5-Year Note	93	06/30/23	10,184,227	182,376
U.S. Treasury Ultra Long Bond	18	06/22/23	2,540,250	(59,605)
			$21,808,414	$225,229
Short Contracts:
U.S. Treasury 10-Year Note	(64)	06/21/23	(7,355,000)	(136,406)
U.S. Treasury Long Bond	(16)	06/21/23	(2,098,500)	(52,128)
U.S. Treasury Ultra 10-Year Note	(101)	06/21/23	(12,235,203)	(336,099)
			$(21,688,703)	$(524,633)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$284,834
Total Asset Derivatives		$284,834
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$584,238
Total Liability Derivatives		$584,238

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$151,437
Total	$151,437
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(299,404)
Total	$(299,404)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $141,807,604.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,052,323
Gross Unrealized Depreciation	(1,492,373)
Net Unrealized Appreciation	$559,950
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.0%
	Basic Materials: 5.9%
98,000 (1)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	$78,429	0.1
208,000 (1)	ASP Unifrax Holdings, Inc., 7.500%, 09/30/2029	141,553	0.1
350,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	321,512	0.3
190,000 (1)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	172,940	0.1
325,000 (1)	Coeur Mining, Inc., 5.125%, 02/15/2029	275,855	0.2
393,000 (1)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	338,483	0.3
368,000 (1)	Constellium SE, 5.625%, 06/15/2028	347,847	0.3
245,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	236,413	0.2
595,000 (1)	HudBay Minerals, Inc., 4.500%, 04/01/2026	550,150	0.4
374,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	331,893	0.3
436,000 (1)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	395,636	0.3
454,000 (1)(2)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750)%, 02/15/2026	419,668	0.3
436,000 (1)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	367,136	0.3
509,000 (1)	Mativ, Inc., 6.875%, 10/01/2026	466,268	0.4
417,000 (1)	Novelis Corp., 3.875%, 08/15/2031	351,831	0.3
165,000 (1)	Novelis Corp., 4.750%, 01/30/2030	151,800	0.1
405,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	357,269	0.3
257,000	Olin Corp., 5.000%, 02/01/2030	241,228	0.2
264,000	Olin Corp., 5.125%, 09/15/2027	253,442	0.2
393,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	291,259	0.2
280,000 (1)	SPCM SA, 3.125%, 03/15/2027	245,776	0.2
454,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	412,418	0.3
479,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	294,961	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
399,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	$334,587	0.3
		7,378,354	5.9
	Communications: 13.4%
380,000 (1)	Acuris Finance Us, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	298,800	0.2
491,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	313,798	0.3
577,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	441,726	0.4
245,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	227,017	0.2
337,000	AMC Networks, Inc., 4.250%, 02/15/2029	207,557	0.2
448,000 (1)	Audacy Capital Corp., 6.500%, 05/01/2027	32,782	0.0
454,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	301,962	0.2
445,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	348,517	0.3
632,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	517,551	0.4
399,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	368,562	0.3
589,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	557,335	0.4
159,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	149,895	0.1
98,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	71,775	0.1
208,000 (1)	CommScope, Inc., 4.750%, 09/01/2029	173,576	0.1
331,000 (1)	CommScope, Inc., 7.125%, 07/01/2028	244,533	0.2
239,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	224,875	0.2
546,000 (1)	CSC Holdings LLC, 4.625%, 12/01/2030	269,751	0.2
196,000	CSC Holdings LLC, 5.250%, 06/01/2024	189,363	0.2
669,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	352,898	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
374,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	$339,091	0.3
436,000	DISH DBS Corp., 5.125%, 06/01/2029	232,641	0.2
282,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	210,971	0.2
221,000	DISH DBS Corp., 7.375%, 07/01/2028	126,319	0.1
159,000 (1)	DISH Network Corp., 11.750%, 11/15/2027	154,398	0.1
307,000	Embarq Corp., 7.995%, 06/01/2036	129,381	0.1
214,000 (1)	GCI LLC, 4.750%, 10/15/2028	184,867	0.2
503,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	334,563	0.3
171,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	139,957	0.1
343,000 (1)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	274,500	0.2
239,000 (1)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	201,703	0.2
374,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	353,582	0.3
117,000 (1)(3)	Level 3 Financing, Inc., 10.500%, 05/15/2030	111,735	0.1
571,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	531,030	0.4
362,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	297,294	0.2
411,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	267,668	0.2
261,000	Netflix, Inc., 5.875%, 11/15/2028	274,924	0.2
319,000 (4)	Paramount Global, 6.250%, 02/28/2057	239,036	0.2
472,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	194,155	0.2
184,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	148,571	0.1
214,000 (1)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	170,434	0.1
841,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	788,269	0.6
393,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	266,735	0.2
773,000	Sprint Corp., 7.125%, 06/15/2024	786,505	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
255,000	Sprint Corp., 7.625%, 03/01/2026	$269,887	0.2
429,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	376,661	0.3
196,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	168,315	0.1
214,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	193,982	0.2
290,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	297,598	0.2
178,000 (1)	Univision Communications, Inc., 4.500%, 05/01/2029	149,727	0.1
712,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	675,759	0.5
331,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	301,011	0.2
374,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	354,937	0.3
98,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	92,110	0.1
159,000 (1)	ViaSat, Inc., 6.500%, 07/15/2028	117,660	0.1
380,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	325,359	0.3
651,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	579,286	0.5
417,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	357,955	0.3
546,000 (1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	332,569	0.3
		16,643,418	13.4
	Consumer, Cyclical: 25.0%
340,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	291,856	0.2
528,000 (1)	Academy Ltd., 6.000%, 11/15/2027	515,654	0.4
472,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	420,410	0.3
515,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	496,900	0.4
235,000 (1)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	242,190	0.2
540,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	482,177	0.4
122,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	104,220	0.1
460,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	448,408	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
455,000 (1)	American Airlines, Inc., 7.250%, 02/15/2028	$442,927	0.4
719,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	690,456	0.6
393,000 (1)	Arko Corp., 5.125%, 11/15/2029	325,761	0.3
270,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	246,070	0.2
251,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	224,942	0.2
503,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	450,079	0.4
75,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	80,200	0.1
85,000 (1)(2)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750)%, 04/01/2027	66,842	0.1
460,000 (1)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	402,746	0.3
356,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	356,350	0.3
205,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	208,775	0.2
861,000 (1)	Carnival Corp., 6.000%, 05/01/2029	685,485	0.6
589,000 (1)	Carnival Corp., 9.875%, 08/01/2027	607,271	0.5
393,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	384,161	0.3
319,000 (1)	Century Communities, Inc., 3.875%, 08/15/2029	273,959	0.2
203,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	207,430	0.2
325,000 (1)	Crocs, Inc., 4.125%, 08/15/2031	268,061	0.2
454,000	Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/2028	422,263	0.3
111,000	Delta Air Lines 2020-1 Class A Pass Through Trust, 7.375%, 01/15/2026	115,611	0.1
290,000 (1)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	238,853	0.2
362,000 (1)	Foot Locker, Inc., 4.000%, 10/01/2029	302,411	0.2
626,000	Ford Motor Co., 6.100%, 08/19/2032	607,509	0.5
581,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	517,816	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
835,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	$766,200	0.6
481,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	456,695	0.4
400,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	376,082	0.3
368,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	292,169	0.2
411,000 (1)	Gap, Inc./The, 3.875%, 10/01/2031	285,550	0.2
221,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	223,077	0.2
55,000	Goodyear Tire & Rubber Co/The, 4.875%, 03/15/2027	51,992	0.0
285,000	Goodyear Tire & Rubber Co/The, 5.250%, 07/15/2031	246,485	0.2
337,000 (1)	Hanesbrands, Inc., 4.875%, 05/15/2026	319,719	0.3
257,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	225,286	0.2
436,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	402,045	0.3
515,000 (1)	Interface, Inc., 5.500%, 12/01/2028	415,733	0.3
657,000 (1)	International Game Technology PLC, 5.250%, 01/15/2029	629,735	0.5
350,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	268,273	0.2
479,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	401,280	0.3
436,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	287,141	0.2
135,000	M/I Homes, Inc., 3.950%, 02/15/2030	114,636	0.1
362,000	M/I Homes, Inc., 4.950%, 02/01/2028	335,322	0.3
160,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	116,590	0.1
110,000 (1)	Macy’s Retail Holdings LLC, 5.875%, 03/15/2030	97,759	0.1
294,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	259,070	0.2
24,000 (1)	Mattel, Inc., 3.750%, 04/01/2029	21,587	0.0
245,000	Mattel, Inc., 5.450%, 11/01/2041	206,535	0.2
208,000 (1)	Melco Resorts Finance Ltd., 5.250%, 04/26/2026	187,669	0.2
472,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	386,804	0.3
331,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	301,938	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
104,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	$100,787	0.1
411,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	352,819	0.3
79,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	79,342	0.1
270,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	219,070	0.2
210,000 (1)	Penn Entertainment, Inc., 4.125%, 07/01/2029	175,320	0.1
210,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	197,428	0.2
657,000 (1)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	645,621	0.5
411,000 (1)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	304,271	0.2
175,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	183,622	0.1
958,000 (1)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	854,416	0.7
116,000 (1)	Royal Caribbean Cruises Ltd., 7.250%, 01/15/2030	116,829	0.1
227,000 (1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	242,252	0.2
227,000 (1)	Royal Caribbean Cruises Ltd., 11.625%, 08/15/2027	244,025	0.2
294,000	Sands China Ltd., 5.625%, 08/08/2025	286,809	0.2
442,000	Sands China Ltd., 5.900%, 08/08/2028	419,954	0.3
405,000 (1)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	358,277	0.3
356,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	352,787	0.3
147,000 (1)	Scientific Games International, Inc., 8.625%, 07/01/2025	150,632	0.1
429,000	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	374,942	0.3
380,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	341,326	0.3
503,000 (1)	Sonic Automotive, Inc., 4.625%, 11/15/2029	421,964	0.3
122,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	100,910	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
313,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	$264,485	0.2
470,000 (1)	Staples, Inc., 10.750%, 04/15/2027	341,373	0.3
509,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	459,971	0.4
442,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	388,659	0.3
417,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	385,313	0.3
423,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	353,641	0.3
380,000 (1)	United Airlines 2015-1 Class AA Pass Through Trust, 4.625%, 04/15/2029	344,212	0.3
362,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	353,386	0.3
165,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	158,050	0.1
528,000 (1)	Victoria’s Secret & Co., 4.625%, 07/15/2029	428,403	0.3
485,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	418,119	0.3
159,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	168,088	0.1
276,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	239,667	0.2
141,000 (1)(2)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250)%, 03/15/2026	128,420	0.1
356,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	346,368	0.3
178,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	162,139	0.1
583,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	551,623	0.4
223,000 (1)	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.125%, 02/15/2031	226,405	0.2
		31,044,890	25.0
	Consumer, Non-cyclical: 13.3%
42,000 (1)	1375209 BC Ltd., 9.000%, 01/30/2028	41,685	0.0
429,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	415,980	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
485,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	$433,117	0.3
343,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	298,765	0.2
171,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	159,794	0.1
393,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	390,996	0.3
79,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	75,998	0.1
233,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	207,894	0.2
497,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	464,702	0.4
448,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	415,819	0.3
208,000 (1)	APi Escrow Corp., 4.750%, 10/15/2029	183,331	0.1
171,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	147,033	0.1
116,000 (1)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	68,544	0.1
160,000 (1)	Bausch Health Cos, Inc., 6.125%, 02/01/2027	103,715	0.1
74,000 (1)	Bausch Health Cos, Inc., 11.000%, 09/30/2028	54,822	0.0
350,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	354,855	0.3
509,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	453,738	0.4
196,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	144,903	0.1
325,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	255,239	0.2
288,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	253,135	0.2
215,000 (1)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	133,365	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
469,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	$464,732	0.4
147,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	116,089	0.1
558,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	476,811	0.4
497,000	Encompass Health Corp., 4.750%, 02/01/2030	452,419	0.4
135,000 (1)	Garda World Security Corp., 6.000%, 06/01/2029	107,498	0.1
374,000 (1)	Garda World Security Corp., 7.750%, 02/15/2028	368,952	0.3
337,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	330,613	0.3
466,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	429,139	0.3
368,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	367,805	0.3
380,000 (1)	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	340,434	0.3
230,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	199,792	0.2
454,000 (1)	Medline Borrower L.P., 5.250%, 10/01/2029	394,330	0.3
36,000 (1)	ModivCare, Inc., 5.875%, 11/15/2025	34,561	0.0
282,000 (1)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	203,157	0.2
423,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	383,109	0.3
264,000	New Albertsons L.P., 7.450%, 08/01/2029	267,780	0.2
614,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	545,587	0.4
325,000 (1)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	216,221	0.2
313,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	311,360	0.3
239,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	214,419	0.2
466,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	457,113	0.4
325,000 (1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	304,181	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
509,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	$444,757	0.4
374,000 (1)	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	304,402	0.2
190,000 (1)	Spectrum Brands, Inc., 3.875%, 03/15/2031	155,568	0.1
208,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	183,219	0.1
313,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	298,023	0.2
214,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	193,801	0.2
122,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	117,242	0.1
583,000	Tenet Healthcare Corp., 6.125%, 10/01/2028	559,298	0.5
458,000 (1)	Tenet Healthcare Corp., 6.125%, 06/15/2030	452,229	0.4
393,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	367,328	0.3
386,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	306,874	0.2
331,000 (1)	United Natural Foods, Inc., 6.750%, 10/15/2028	307,933	0.2
130,000	United Rentals North America, Inc., 3.750%, 01/15/2032	112,101	0.1
260,000	United Rentals North America, Inc., 4.875%, 01/15/2028	248,898	0.2
77,000	United Rentals North America, Inc., 5.250%, 01/15/2030	74,187	0.1
350,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	343,144	0.3
		16,512,536	13.3
	Energy: 13.6%
270,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	254,424	0.2
331,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	323,817	0.3
135,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	125,736	0.1
233,000	Apache Corp., 5.100%, 09/01/2040	197,823	0.2
165,000	Apache Corp., 5.250%, 02/01/2042	138,796	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
360,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	$345,946	0.3
135,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	132,600	0.1
190,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	167,864	0.1
466,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	418,654	0.3
386,000 (1)	Baytex Energy Corp., 8.750%, 04/01/2027	395,625	0.3
190,000 (1)	Chesapeake Energy Corp., 6.750%, 04/15/2029	188,808	0.2
436,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	432,375	0.4
362,000 (1)	CNX Midstream Partners LP, 4.750%, 04/15/2030	311,791	0.3
485,000 (1)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	459,780	0.4
601,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	565,493	0.5
583,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	555,742	0.4
208,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	204,307	0.2
313,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	286,877	0.2
171,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	150,112	0.1
313,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	273,118	0.2
436,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	423,492	0.3
405,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	354,758	0.3
355,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	345,580	0.3
700,000	EnLink Midstream LLC, 5.375%, 06/01/2029	674,433	0.5
165,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	150,077	0.1
72,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	71,267	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
294,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	$262,923	0.2
270,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	256,598	0.2
110,000 (1)	Hess Midstream Operations L.P., 5.500%, 10/15/2030	102,449	0.1
221,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	203,716	0.2
239,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	220,693	0.2
251,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	232,047	0.2
491,000 (1)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	463,494	0.4
557,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	536,948	0.4
583,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	541,292	0.4
239,000	Murphy Oil Corp., 5.875%, 12/01/2027	233,075	0.2
411,000	Murphy Oil Corp., 6.375%, 07/15/2028	405,356	0.3
350,000 (1)	Nabors Industries Ltd., 7.500%, 01/15/2028	323,331	0.3
171,000	Nabors Industries, Inc., 5.100%, 09/15/2023	170,897	0.1
147,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	117,975	0.1
412,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	411,906	0.3
417,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	439,553	0.4
350,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	385,327	0.3
380,000 (1)	Precision Drilling Corp., 6.875%, 01/15/2029	345,192	0.3
445,000	Southwestern Energy Co., 5.375%, 02/01/2029	419,926	0.3
454,000 (1)	SunCoke Energy, Inc., 4.875%, 06/30/2029	395,810	0.3
165,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	151,662	0.1
380,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	344,092	0.3
230,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	230,126	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
278,688 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	$273,448	0.2
52,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	53,561	0.0
153,000	Transocean, Inc., 6.800%, 03/15/2038	106,115	0.1
233,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	211,792	0.2
540,000 (1)	Weatherford International Ltd., 8.625%, 04/30/2030	552,938	0.4
558,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	487,405	0.4
		16,828,942	13.6
	Financial: 7.5%
210,000	Ally Financial, Inc., 5.750%, 11/20/2025	197,729	0.2
205,000	Ally Financial, Inc., 6.700%, 02/14/2033	182,381	0.1
350,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	286,587	0.2
411,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	348,051	0.3
393,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	338,683	0.3
393,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	352,197	0.3
165,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	127,128	0.1
300,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	277,455	0.2
454,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	328,657	0.3
472,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	425,263	0.3
214,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	169,329	0.1
380,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	323,604	0.3
334,000	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	247,091	0.2
384,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	316,264	0.3
485,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	373,193	0.3
485,000	Navient Corp., 4.875%, 03/15/2028	408,489	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
264,000	Navient Corp., 5.000%, 03/15/2027	$232,872	0.2
92,000	Navient Corp., 7.250%, 09/25/2023	91,782	0.1
233,000	OneMain Finance Corp., 4.000%, 09/15/2030	174,960	0.1
522,000	OneMain Finance Corp., 5.375%, 11/15/2029	439,681	0.3
159,000	OneMain Finance Corp., 7.125%, 03/15/2026	153,006	0.1
522,000 (1)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/01/2028	481,221	0.4
436,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	365,329	0.3
300,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	224,850	0.2
411,000 (1)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	343,665	0.3
30,000 (1)	Rocket Mortgage LLC, 2.875%, 10/15/2026	26,882	0.0
110,000	Service Properties Trust, 4.750%, 10/01/2026	91,958	0.1
115,000	Service Properties Trust, 5.500%, 12/15/2027	103,045	0.1
589,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	524,765	0.4
171,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	100,249	0.1
276,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	168,706	0.1
190,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 10.500%, 02/15/2028	184,471	0.1
313,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	289,232	0.2
362,000 (1)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	322,995	0.3
411,000 (1)	XHR L.P., 4.875%, 06/01/2029	349,002	0.3
		9,370,772	7.5
	Industrial: 10.6%
485,000 (1)(2)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500)%, 06/30/2027	371,607	0.3
233,000	Ball Corp., 3.125%, 09/15/2031	193,032	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
200,000	Ball Corp., 6.875%, 03/15/2028	$207,204	0.2
196,000 (1)	Bombardier, Inc., 7.500%, 02/01/2029	200,410	0.2
234,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	237,111	0.2
454,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	426,181	0.3
362,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	335,590	0.3
390,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	349,155	0.3
423,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	402,197	0.3
439,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	454,132	0.4
119,000 (1)	Chart Industries, Inc., 9.500%, 01/01/2031	125,659	0.1
337,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	344,178	0.3
400,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	360,500	0.3
509,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	465,002	0.4
460,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	418,356	0.3
221,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	198,093	0.2
184,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	152,001	0.1
196,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	168,903	0.1
368,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	307,317	0.2
356,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	308,185	0.2
300,000	Howmet Aerospace, Inc., 5.900%, 02/01/2027	305,530	0.2
503,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	450,547	0.4
221,000 (1)(2)	Intelligent Packaging Holdco Issuer LP, 9.000% (PIK Rate 9.750%, Cash Rate 9.000)%, 01/15/2026	155,820	0.1
436,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	376,050	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
319,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	$319,136	0.3
460,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	439,714	0.3
429,000 (1)	PGT Innovations, Inc., 4.375%, 10/01/2029	388,245	0.3
350,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	312,956	0.2
208,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	198,120	0.2
386,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	384,886	0.3
485,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	453,039	0.4
202,000 (1)	Sealed Air Corp./Sealed Air Corp. US, 6.125%, 02/01/2028	204,464	0.2
147,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	146,074	0.1
479,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	419,556	0.3
479,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	385,509	0.3
276,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	240,432	0.2
319,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	301,922	0.2
233,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	231,302	0.2
356,000 (1)	TK Elevator US Newco, Inc., 5.250%, 07/15/2027	336,564	0.3
264,000	TransDigm, Inc., 4.625%, 01/15/2029	234,971	0.2
208,000	TransDigm, Inc., 5.500%, 11/15/2027	196,353	0.2
331,000	TransDigm, Inc., 6.375%, 06/15/2026	323,902	0.3
405,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	341,959	0.3
		13,171,864	10.6
	Technology: 2.6%
49,000	CDW LLC / CDW Finance Corp., 4.125%, 05/01/2025	47,589	0.0
411,000 (1)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	344,991	0.3
380,000 (1)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	315,475	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
233,000 (1)	Entegris Escrow Corp., 6.950%, 06/15/2030	$226,066	0.2
153,000 (1)	Entegris, Inc., 3.625%, 05/01/2029	132,201	0.1
663,000 (1)	NCR Corp., 5.125%, 04/15/2029	574,323	0.5
178,000 (1)	Open Text Corp., 3.875%, 12/01/2029	150,035	0.1
196,000 (1)	Open Text Corp., 6.900%, 12/01/2027	202,370	0.2
386,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	331,535	0.3
386,000 (1)	Playtika Holding Corp., 4.250%, 03/15/2029	321,818	0.3
380,000 (1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	145,716	0.1
158,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	119,095	0.1
399,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	313,949	0.2
		3,225,163	2.6
	Utilities: 1.1%
515,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	507,450	0.4
360,000	TransAlta Corp., 7.750%, 11/15/2029	378,763	0.3
178,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	173,070	0.1
374,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	363,463	0.3
		1,422,746	1.1
	Total Corporate Bonds/Notes (Cost $114,252,430)	115,598,685	93.0
BANK LOANS: 0.8%
	Electronics/Electrical: 0.3%
368,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 10.340%, (US0001M + 5.500)%, 09/01/2027	359,107	0.3

	Lodging & Casinos: 0.2%
294,000	Hilton Domestic Operating Company, Inc. 2019 Term Loan B2, 6.642%, (US0001M + 1.750)%, 06/22/2026	294,041	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television: 0.3%
325,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 8.325%, (US0003M + 3.500)%, 08/21/2026	$303,824	0.3
	Total Bank Loans (Cost $958,386)	956,972	0.8
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
128,000	DISH Network Corp., 3.375%, 08/15/2026	66,560	0.0
	Total Convertible Bonds/Notes (Cost $84,967)	66,560	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.3%
	Consumer Staples: 0.3%
15,000 (5)(6)	Southeastern Grocers, Inc.	330,000	0.3
	Total Common Stock (Cost $330,000)	330,000	0.3
	Total Investments in Securities (Cost $115,625,783)	$116,952,217	94.1
	Assets in Excess of Other Liabilities	7,293,727	5.9
	Net Assets	$124,245,944	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(3)
Bond may be called prior to maturity date.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Non-income producing security.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$330,000	$330,000
Total Common Stock	—	—	330,000	330,000
Corporate Bonds/Notes	—	115,598,685	—	115,598,685
Bank Loans	—	956,972	—	956,972
Convertible Bonds/Notes	—	66,560	—	66,560
Total Investments, at fair value	$—	$116,662,217	$330,000	$116,952,217

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

At March 31, 2023, the aggregate cost of securities and other investments for federal income tax purposes was the same as for financial statement purposes. The composition of unrealized appreciation and depreciation of securities and other investments was:
Gross Unrealized Appreciation	$2,302,432
Gross Unrealized Depreciation	(975,998)
Net Unrealized Appreciation	$1,326,434
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 30.1%
422,109 (1)(2)	Agate Bay Mortgage Trust 2015-1 B4, 3.674%, 01/25/2045	$323,444	0.1
374,495 (1)(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.762%, 03/25/2046	346,435	0.2
584,017 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-5 B3A, 3.489%, 11/25/2051	430,266	0.2
747,175 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-6 B3A, 3.392%, 10/25/2051	556,030	0.2
612,459 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2022-2 B3A, 3.411%, 12/25/2051	439,382	0.2
433,225 (1)	Bear Stearns ALT-A Trust 2005-9 26A1, 3.613%, 11/25/2035	284,498	0.1
536,172 (1)(2)	CIM Trust 2019-INV3 B1A, 4.687%, 08/25/2049	497,647	0.2
447,179 (1)(2)	Citigroup Mortgage Loan Trust 2021-J3 B3W, 2.858%, 09/25/2051	312,115	0.1
602,296 (2)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.845%, (US0001M + 3.000)%, 01/25/2040	565,000	0.2
1,054,019 (2)	Connecticut Avenue Securities Trust 2022-R01 1B1, 7.710%, (SOFR30A + 3.150)%, 12/25/2041	980,207	0.4
451,722 (2)	Connecticut Avenue Securities Trust 2022-R02 2B1, 9.060%, (SOFR30A + 4.500)%, 01/25/2042	430,828	0.2
1,761,717 (2)	Connecticut Avenue Securities Trust 2023-R02 1B1, 10.118%, (SOFR30A + 5.550)%, 01/25/2043	1,757,259	0.7
602,296 (1)(2)	Deephaven Residential Mortgage Trust 2021-4 M1, 3.257%, 11/25/2066	416,057	0.2
301,148 (2)	Eagle RE 2021-2 M1C Ltd., 8.010%, (SOFR30A + 3.450)%, 04/25/2034	304,973	0.1
873,330 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 8.495%, (US0001M + 3.650)%, 02/25/2040	872,477	0.4
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
301,148 (2)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 7.860%, (SOFR30A + 3.300)%, 11/25/2041	$284,188	0.1
416,041 (1)(2)	Flagstar Mortgage Trust 2018-4 B3, 4.205%, 07/25/2048	372,321	0.2
1,594,470 (1)(2)	Flagstar Mortgage Trust 2019-1INV B2A, 4.539%, 10/25/2049	1,441,748	0.6
1,420,506 (1)(2)	Flagstar Mortgage Trust 2020-1NV B2A, 4.216%, 03/25/2050	1,230,392	0.5
707,987 (1)(2)	Flagstar Mortgage Trust 2020-1NV B3, 4.216%, 03/25/2050	600,277	0.3
366,593 (2)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 6.695%, (US0001M + 1.850)%, 02/25/2050	364,512	0.2
329,850 (2)	Freddie Mac STACR REMIC Trust 2020-DNA5 M2, 7.360%, (SOFR30A + 2.800)%, 10/25/2050	333,744	0.1
336,264 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 7.945%, (US0001M + 3.100)%, 03/25/2050	344,803	0.1
1,174,478 (2)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 7.960%, (SOFR30A + 3.400)%, 10/25/2041	1,103,858	0.5
602,296 (2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 6.810%, (SOFR30A + 2.250)%, 08/25/2033	580,585	0.2
1,505,741 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 8.310%, (SOFR30A + 3.750)%, 12/25/2041	1,356,514	0.6
3,011,482 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, (SOFR30A + 3.400)%, 01/25/2042	2,743,412	1.2
903,444 (2)	Freddie Mac STACR REMIC Trust 2022-DNA4 M2, 9.810%, (SOFR30A + 5.250)%, 05/25/2042	912,981	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
481,837 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.860%, (SOFR30A + 2.300)%, 08/25/2033	$474,973	0.2
903,444 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 8.210%, (SOFR30A + 3.650)%, 11/25/2041	850,393	0.4
2,845,850 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 B1, 9.310%, (SOFR30A + 4.750)%, 02/25/2042	2,715,087	1.2
1,505,741 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1B, 6.960%, (SOFR30A + 2.400)%, 02/25/2042	1,464,625	0.6
1,656,315 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M2, 8.310%, (SOFR30A + 3.750)%, 02/25/2042	1,598,791	0.7
498,304 (1)(2)	GCAT 2022-INV3 B1 Trust, 4.612%, 08/25/2052	444,542	0.2
1,045,277 (1)(2)	GCAT 2023-NQM1 A2 Trust, 4.250%, 10/25/2057	934,663	0.4
1,029,303 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.982%, 03/25/2050	897,920	0.4
881,423 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B3, 3.982%, 03/25/2050	752,049	0.3
631,068 (1)(2)	GS Mortgage-Backed Securities Trust 2020-PJ1 B3, 3.641%, 05/25/2050	506,646	0.2
1,286,651 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ5 B3, 2.994%, 10/25/2052	930,348	0.4
952,027 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ6 A24, 3.000%, 01/25/2053	787,079	0.3
1,204,593 (2)	Home RE 2019-1 M2 Ltd., 8.095%, (US0001M + 3.250)%, 05/25/2029	1,215,041	0.5
739,805 (1)(2)	Hundred Acre Wood Trust 2021-INV3 B3, 3.327%, 12/25/2051	543,264	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
451,722 (1)(2)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	$316,851	0.1
711,104	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.265%, (US0001M + 0.420)%, 02/25/2046	495,256	0.2
298,407 (1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.635%, 06/25/2049	281,429	0.1
439,217 (1)(2)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.160%, 05/25/2052	280,278	0.1
498,766 (1)(2)	J.P. Morgan Mortgage Trust 2022-1 B3, 3.095%, 07/25/2052	351,618	0.2
1,200,110 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 B3, 3.308%, 11/25/2052	881,714	0.4
1,074,377 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A15B, 5.500%, 07/25/2053	1,042,608	0.4
299,144 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A3A, 5.000%, 07/25/2053	292,343	0.1
797,491 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 B3, 5.840%, 07/25/2053	714,320	0.3
334,762 (1)(2)	JP Morgan Mortgage Trust 2014-1 B5, 3.688%, 01/25/2044	288,282	0.1
988,227 (1)(2)	JP Morgan Mortgage Trust 2017-1 B4, 3.448%, 01/25/2047	822,589	0.4
395,259 (1)(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.868%, 11/25/2048	339,926	0.1
399,856 (1)(2)	JP Morgan Mortgage Trust 2017-6 B4, 3.782%, 12/25/2048	334,894	0.1
432,330 (1)(2)	JP Morgan Mortgage Trust 2018-3 B2, 3.711%, 09/25/2048	375,113	0.2
612,579 (1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.711%, 09/25/2048	522,021	0.2
616,498 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.713%, 10/25/2048	535,672	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
544,549 (1)(2)	JP Morgan Mortgage Trust 2018-8 B1, 4.047%, 01/25/2049	$471,986	0.2
576,636 (1)(2)	JP Morgan Mortgage Trust 2019-5 B2, 4.482%, 11/25/2049	530,577	0.2
559,979 (1)(2)	JP Morgan Mortgage Trust 2019-6 B2, 4.234%, 12/25/2049	517,254	0.2
829,539 (1)(2)	JP Morgan Mortgage Trust 2019-7 B3A, 3.250%, 02/25/2050	671,022	0.3
835,308 (1)(2)	JP Morgan Mortgage Trust 2019-8 B3A, 3.416%, 03/25/2050	695,225	0.3
727,675 (1)(2)	JP Morgan Mortgage Trust 2019-9 B2A, 3.410%, 05/25/2050	597,484	0.3
891,629 (1)(2)	JP Morgan Mortgage Trust 2019-HYB1 B1, 4.483%, 10/25/2049	822,035	0.4
486,131 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.967%, 10/25/2049	450,964	0.2
991,834 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.382%, 05/25/2050	853,176	0.4
560,880 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.685%, 12/25/2049	530,460	0.2
560,880 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.685%, 12/25/2049	527,395	0.2
710,042 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.395%, 03/25/2050	619,970	0.3
422,054 (1)(2)	JP Morgan Mortgage Trust 2020-3 B2, 3.847%, 08/25/2050	362,076	0.2
439,623 (1)(2)	JP Morgan Mortgage Trust 2020-4 B1, 3.649%, 11/25/2050	372,890	0.2
708,842 (1)(2)	JP Morgan Mortgage Trust 2020-5 B1, 3.583%, 12/25/2050	609,773	0.3
423,221 (1)(2)	JP Morgan Mortgage Trust 2020-8 B3, 3.501%, 03/25/2051	338,209	0.1
381,243 (1)(2)	JP Morgan Mortgage Trust 2021-INV6 A3, 2.500%, 04/25/2052	302,653	0.1
454,303 (1)(2)	JP Morgan Trust 2015-1 B3, 5.695%, 12/25/2044	426,069	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
577,083 (1)(2)	Mello Mortgage Capital Acceptance 2018-MTG2 B2, 4.362%, 10/25/2048	$522,449	0.2
735,200 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.324%, 03/25/2052	522,727	0.2
1,050,706 (1)(2)	MFA 2021-INV2 M1 Trust, 3.199%, 11/25/2056	755,906	0.3
534,063 (1)(2)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	497,133	0.2
1,144,363 (2)	Oaktown Re VII Ltd. 2021-2 M1C, 7.910%, (SOFR30A + 3.350)%, 04/25/2034	1,110,066	0.5
423,840 (1)(2)	OBX 2022-J1 A14 Trust, 2.500%, 02/25/2052	334,886	0.1
1,136,077 (1)(2)	Oceanview Mortgage Trust 2021-5 B3, 2.977%, 10/25/2051	758,916	0.3
873,330 (2)	Radnor RE 2021-1 M1C Ltd., 7.260%, (SOFR30A + 2.700)%, 12/27/2033	863,951	0.4
389,545 (1)(2)	RCKT Mortgage Trust 2019-1 B1A, 3.830%, 09/25/2049	354,251	0.2
570,017 (1)(2)	RCKT Mortgage Trust 2020-1 B2A, 3.470%, 02/25/2050	477,309	0.2
548,399 (1)(2)	Sequoia Mortgage Trust 2017-2 B2, 3.560%, 02/25/2047	485,231	0.2
761,475 (1)(2)	Sequoia Mortgage Trust 2017-5 B3, 3.781%, 08/25/2047	674,836	0.3
405,316 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.261%, 06/25/2049	355,311	0.2
490,274 (1)(2)	Sequoia Mortgage Trust 2019-CH2 B2B, 4.925%, 08/25/2049	474,464	0.2
858,249 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.503%, 09/25/2049	781,100	0.3
505,398 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B2B, 4.503%, 09/25/2049	479,261	0.2
709,117 (1)(2)	Sequoia Mortgage Trust 2020-2 B3, 3.640%, 03/25/2050	575,261	0.2
570,762 (1)(2)	Sequoia Mortgage Trust 2020-3 B3, 3.325%, 04/25/2050	452,447	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
740,476 (1)(2)	Sequoia Mortgage Trust 2021-7 B3, 2.866%, 11/25/2051	$513,678	0.2
608,079 (1)(2)	Sequoia Mortgage Trust 2023-1 B2, 5.159%, 01/25/2053	545,278	0.2
2,730,209 (3)	Series RR 2014-1 F Trust, 0.000%, 05/25/2047	2,483,897	1.1
390,694 (1)(2)	Shellpoint Co-Originator Trust 2017-2 B3, 3.640%, 10/25/2047	350,341	0.2
384,027 (1)(2)	STAR 2021-1 A3 Trust, 1.528%, 05/25/2065	330,607	0.1
903,444 (1)(2)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	756,622	0.3
602,296 (1)(2)	Starwood Mortgage Residential Trust 2020-3 A2, 2.240%, 04/25/2065	524,070	0.2
752,870 (2)	Starwood Mortgage Residential Trust 2020-INV1 M1, 2.501%, 11/25/2055	621,596	0.3
1,131,433 (1)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.540%, 01/25/2037	279,447	0.1
579,530 (1)(2)	UWM Mortgage Trust 2021-INV1 B1, 3.161%, 08/25/2051	456,751	0.2
439,493 (1)(2)	UWM Mortgage Trust 2021-INV4 B3, 3.228%, 12/25/2051	304,555	0.1
1,436,355 (1)(2)	UWM Mortgage Trust 2021-INV5 B3, 3.240%, 01/25/2052	1,000,548	0.4
335,619 (1)(2)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	281,124	0.1
604,089 (1)(2)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.368%, 12/25/2049	490,487	0.2
	Total Collateralized Mortgage Obligations (Cost $71,151,069)	71,290,012	30.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 40.9%
776,962 (2)	Arbor Multifamily Mortgage Securities Trust 2020-MF3 D, 2.000%, 10/15/2054	444,997	0.2
1,701,186 (2)	Arbor Multifamily Mortgage Securities Trust 2020-MF3 E, 2.000%, 10/15/2054	924,427	0.4
1,054,000 (2)	AREIT 2019-CRE3 D Trust, 7.424%, (TSFR1M + 2.650)%, 09/14/2036	981,082	0.4
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
662,526 (2)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	$463,371	0.2
1,710,522 (2)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	996,145	0.4
6,369,284 (1)(2)(4)	BANK 2017-BNK8 XE, 1.296%, 11/15/2050	307,012	0.1
15,857,958 (1)(4)	BANK 2020-BNK27 XA, 1.159%, 04/15/2063	965,766	0.4
5,342,295 (1)(4)	BANK 2020-BNK30 XA, 1.313%, 12/15/2053	366,710	0.2
4,458,205 (1)(4)	BANK 2021-BNK31 XA, 1.324%, 02/15/2054	319,711	0.1
13,768,920 (1)(4)	Barclays Commercial Mortgage Trust 2019-C4 XA, 1.552%, 08/15/2052	960,118	0.4
5,710,974 (1)(2)(4)	Benchmark 2018-B5 XD Mortgage Trust, 1.500%, 07/15/2051	363,329	0.2
6,050,392 (1)(4)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.220%, 03/15/2062	301,490	0.1
4,489,366 (1)(2)(4)	Benchmark 2019-B14 XD Mortgage Trust, 1.274%, 12/15/2062	315,474	0.1
1,841,521 (2)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	1,583,332	0.7
6,801,316 (1)(4)	Benchmark 2020-B18 XA Mortgage Trust, 1.788%, 07/15/2053	512,128	0.2
4,795,656 (1)(4)	Benchmark 2020-B22 XA Mortgage Trust, 1.515%, 01/15/2054	423,025	0.2
5,540,203 (1)(4)	Benchmark 2021-B23 XA Mortgage Trust, 1.271%, 02/15/2054	358,716	0.2
10,382,521 (1)(4)	Benchmark 2021-B25 XA Mortgage Trust, 1.100%, 04/15/2054	634,775	0.3
1,981,555 (2)(3)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	1,250,200	0.5
1,008,846 (2)(3)	BMD2 Re-Remic Trust 2019-FRR1 4A, 0.000%, 05/25/2052	630,430	0.3
2,537,173 (1)(2)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.515%, 05/25/2052	1,758,567	0.7
1,505,741 (2)	BPR Trust 2021-WILL E, 11.434%, (US0001M + 6.750)%, 06/15/2038	1,375,310	0.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
723,659 (2)	BX Commercial Mortgage Trust 2019-IMC D, 6.584%, (US0001M + 1.900)%, 04/15/2034	$685,374	0.3
602,296 (2)	BX Commercial Mortgage Trust 2021-VOLT F, 7.084%, (US0001M + 2.400)%, 09/15/2036	556,003	0.2
2,689,253 (2)	Cascade Funding Mortgage Trust 2021-FRR1 CK98, 9.760%, 08/29/2029	1,441,818	0.6
5,318,769 (1)(4)	CD 2019-CD8 XA Mortgage Trust, 1.403%, 08/15/2057	342,288	0.1
846,226 (1)(2)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.589%, 03/11/2047	764,612	0.3
1,274,158 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.692%, 07/10/2049	811,249	0.3
605,308 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.692%, 07/10/2049	345,088	0.1
1,550,913 (2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	1,089,729	0.5
6,220,215 (1)(2)(4)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.260%, 09/15/2050	293,878	0.1
674,572 (1)(2)	Citigroup Commercial Mortgage Trust 2018-C6 D, 5.064%, 11/10/2051	462,918	0.2
370,412 (1)(2)	COMM 2013-CR10 F Mortgage Trust, 4.867%, 08/10/2046	318,703	0.1
548,090 (1)(2)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	473,907	0.2
4,450,765 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.691%, 03/25/2030	414,925	0.2
7,416,911 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.881%, 11/25/2030	382,887	0.2
8,945,182 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.773%, 12/25/2030	410,182	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,921,626 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.980%, 08/25/2036	$326,949	0.1
6,637,004 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates KG01 X3, 3.124%, 05/25/2029	1,026,760	0.4
1,455,653 (2)(3)	FREMF 2016-K57 D Mortgage Trust, 0.000%, 08/25/2049	1,053,268	0.4
692,641 (2)(3)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	393,322	0.2
2,134,237 (1)(2)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.420%, 09/27/2051	1,538,228	0.7
1,624,694 (2)(3)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	1,363,438	0.6
1,974,628 (2)(3)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	1,644,063	0.7
1,606,324 (1)(2)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	1,332,410	0.6
1,362,997 (2)(3)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	794,920	0.3
1,623,791 (2)(3)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	1,361,626	0.6
1,605,421 (2)(3)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	1,253,437	0.5
903,444 (2)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.050%, 11/29/2050	616,652	0.3
2,235,423 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 1C, 0.000%, 11/29/2050	1,487,975	0.6
3,356,899 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 1D, 0.000%, 11/29/2050	2,176,075	0.9
1,505,741 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 1E, 0.000%, 11/29/2050	828,755	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,505,741 (2)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.320%, 11/29/2050	$998,828	0.4
2,415,208 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 2C, 0.000%, 11/29/2050	1,502,654	0.6
4,818,371 (2)(3)	GAM RE-REMIC Trust 2022-FRR3 DK89, 0.000%, 01/27/2052	2,184,521	0.9
2,992,509 (1)(2)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	2,189,488	0.9
2,036,364 (2)(5)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.200%, 01/29/2052	1,440,446	0.6
2,216,752 (2)(5)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.830%, 01/27/2052	1,307,948	0.6
1,158,216 (2)(5)	GAM Resecuritization Trust 2022-FRR3 C728, 0.510%, 08/27/2050	1,006,385	0.4
1,178,995 (2)(5)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.870%, 05/27/2048	947,790	0.4
1,428,647 (2)(5)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.480%, 11/27/2049	964,191	0.4
996,800 (1)(2)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.400%, 01/29/2052	682,942	0.3
1,161,227 (2)(5)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.040%, 01/27/2052	645,793	0.3
1,159,119 (2)(5)	GAM Resecuritization Trust 2022-FRR3 D728, 0.560%, 01/29/2052	985,810	0.4
931,752 (2)(5)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.620%, 10/27/2047	799,933	0.3
1,178,694 (2)(5)	GAM Resecuritization Trust 2022-FRR3 DK47, 0.970%, 05/27/2048	923,833	0.4
621,570 (2)(5)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.610%, 01/29/2052	522,045	0.2
653,492 (2)	GS Mortgage Securities Trust 2019-GC39 D, 3.000%, 05/10/2052	416,370	0.2
542,067 (2)	GS Mortgage Securities Trust 2021-GSA3 D, 2.250%, 12/15/2054	277,748	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,760,000 (1)(2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON E, 5.220%, 01/05/2034	$1,662,601	0.7
401,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	279,534	0.1
1,069,076 (1)(2)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.884%, 01/15/2047	983,345	0.4
3,914,926 (1)(2)	LSTAR Commercial Mortgage Trust 2016-4 F, 4.611%, 03/10/2049	2,610,356	1.1
1,490,683 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 E, 4.368%, 10/15/2048	1,082,544	0.5
2,367,326 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 F, 4.368%, 10/15/2048	1,597,598	0.7
1,099,191 (2)(6)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	1,099,191	0.5
782,985 (2)(6)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	261,047	0.1
478,826 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	317,827	0.1
12,138,842 (1)(4)	Morgan Stanley Capital I Trust 2019-H7 XA, 1.298%, 07/15/2052	676,129	0.3
4,684,360 (1)(2)(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XD, 1.590%, 12/15/2050	297,448	0.1
653,492 (2)	Prima Capital CRE Securitization 2019-7A C Ltd., 3.250%, 12/25/2050	603,328	0.3
3,011,482 (2)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	2,475,702	1.1
4,842,462 (2)(5)	RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/2049	3,697,356	1.6
4,104,649 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/2049	3,274,918	1.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,179,560 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/2050	$4,868,678	2.1
1,508,752 (2)(3)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	1,124,631	0.5
1,897,233 (2)(3)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	1,311,201	0.6
1,776,774 (2)(3)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	1,207,297	0.5
1,000,000 (1)(2)	SG Commercial Mortgage Securities Trust 2020-COVE E, 3.728%, 03/15/2037	896,472	0.4
1,505,741 (2)(3)	TPI RE-REMIC Trust 2022-FRR1 AK34, 0.000%, 07/25/2046	1,475,597	0.6
9,624,891 (1)(4)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.870%, 10/15/2050	283,973	0.1
6,163,594 (1)(4)	Wells Fargo Commercial Mortgage Trust 2021-C60 XA, 1.536%, 08/15/2054	522,101	0.2
4,333,522 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.975%, 06/15/2046	2,621,816	1.1
1,549,708 (2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	1,397,622	0.6
	Total Commercial Mortgage-Backed Securities (Cost $95,840,720)	96,652,591	40.9
ASSET-BACKED SECURITIES: 23.0%
	Automobile Asset-Backed Securities: 1.1%
542,000	Americredit Automobile Receivables Trust 2019-2 D, 2.990%, 06/18/2025	529,925	0.2
1,009,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	976,977	0.4
708,000	AmeriCredit Automobile Receivables Trust 2020-2 D, 2.130%, 03/18/2026	666,634	0.3
452,000 (2)	Tesla Auto Lease Trust 2020-A E, 4.640%, 08/20/2024	451,465	0.2
		2,625,001	1.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 19.1%
416,600 (2)	AIG CLO 2019-2A DR Ltd., 7.868%, (US0003M + 3.050)%, 10/25/2033	$382,313	0.2
903,444 (1)(2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	824,976	0.3
451,722 (2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	414,711	0.2
327,690 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	307,423	0.1
1,747,000 (2)	Aqua Finance Trust 2017-A B, 2.400%, 07/17/2046	1,453,392	0.6
836,550 (2)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	736,598	0.3
1,041,500 (2)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	933,184	0.4
937,350 (2)	Babson CLO Ltd. 2018-3A B2R, 2.268%, 07/20/2029	853,901	0.4
1,041,500 (2)	Benefit Street Partners CLO XVIII Ltd. 2019-18A DR, 8.192%, (US0003M + 3.400)%, 10/15/2034	954,176	0.4
781,125 (2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 6.808%, (TSFR3M + 2.150)%, 04/15/2035	714,070	0.3
1,371,150 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	1,254,156	0.5
840,412 (2)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	731,114	0.3
556,308 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	529,163	0.2
418,428 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	402,545	0.2
394,790 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	352,323	0.1
615,458 (2)	Driven Brands Funding LLC 2022-1A A2, 7.393%, 10/20/2052	622,127	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,197,725 (2)	Dryden 86 CLO Ltd. 2020-86A DR, 7.992%, (US0003M + 3.200)%, 07/17/2034	$1,121,422	0.5
916,520 (2)	Dryden Senior Loan Fund 2021-92A E, 11.415%, (US0003M + 6.500)%, 11/20/2034	816,497	0.3
445,220 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	436,322	0.2
937,350 (2)	Galaxy XXIII CLO Ltd. 2017-23A DR, 8.216%, (US0003M + 3.400)%, 04/24/2029	886,632	0.4
676,305 (2)	Goddard Funding LLC 2022-1A A2, 6.864%, 10/30/2052	642,382	0.3
678,000 (2)	Greystone Commercial Real Estate Notes 2021-FL3 E, 7.692%, (TSFR1M + 2.750)%, 07/15/2039	617,594	0.3
446,899 (2)	Helios Issuer LLC 2020-AA A, 2.980%, 06/20/2047	396,997	0.2
572,589 (2)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	487,986	0.2
535,448 (2)	Loanpal Solar Loan Ltd. 2020-3GS B, 3.450%, 12/20/2047	414,323	0.2
1,041,500 (2)	Magnetite XXVI Ltd. 2020-26A DR, 7.668%, (US0003M + 2.850)%, 07/25/2034	996,716	0.4
1,747,000 (2)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	1,746,606	0.7
542,067 (1)(2)	Mill City Mortgage Trust 2015-2 B2, 3.690%, 09/25/2057	484,461	0.2
448,010 (2)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	409,203	0.2
303,628 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	284,532	0.1
386,670 (2)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	334,139	0.1
297,017 (2)	Mosaic Solar Loan Trust 2023-1A B, 6.920%, 06/20/2053	293,478	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
625,004 (2)	Oaktree CLO 2020-1A ER Ltd., 11.302%, (US0003M + 6.510)%, 07/15/2034	$554,545	0.2
624,900 (2)	Oaktree CLO Ltd. 2021-1A D, 8.042%, (US0003M + 3.250)%, 07/15/2034	571,256	0.2
1,249,800 (2)	OHA Credit Partners XVI 2021-16A D, 7.645%, (US0003M + 2.850)%, 10/18/2034	1,193,472	0.5
791,540 (2)	Palmer Square CLO Ltd. 2021-2A E, 11.142%, (US0003M + 6.350)%, 07/15/2034	724,636	0.3
650,937 (2)	Palmer Square Loan Funding 2021-2A D Ltd., 9.915%, (US0003M + 5.000)%, 05/20/2029	588,150	0.2
647,000 (2)	SoFi Consumer Loan Program 2023-1S A Trust, 5.810%, 05/15/2031	647,710	0.3
937,350 (2)	Sound Point Clo XIV Ltd. 2016-3A DR, 8.465%, (US0003M + 3.650)%, 01/23/2029	922,376	0.4
2,299,425 (2)	Sunnova Helios Issuer II LLC 2021-B B, 2.010%, 07/20/2048	1,841,505	0.8
1,132,809 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	889,970	0.4
997,331 (2)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 02/01/2055	890,635	0.4
1,973,971 (2)	Sunrun Jupiter Issuer 2022-1A A LLC, 4.750%, 07/30/2057	1,848,835	0.8
460,143 (2)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	415,439	0.2
874,860 (2)	Symphony CLO XIV Ltd. 2014-14A DR, 7.892%, (US0003M + 3.100)%, 07/14/2026	874,815	0.4
1,458,100 (2)	Symphony Static CLO I Ltd. 2021-1A D, 7.568%, (US0003M + 2.750)%, 10/25/2029	1,361,183	0.6
416,600 (2)	TCW CLO 2017-1A DRR Ltd., 8.472%, (US0003M + 3.670)%, 10/29/2034	380,053	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,249,800 (2)	TCW CLO 2020-1A DRR Ltd., 8.208%, (US0003M + 3.400)%, 04/20/2034	$1,138,593	0.5
416,600 (2)	THL Credit Wind River 2014-1 CRR CLO Ltd., 6.745%, (US0003M + 1.950)%, 07/18/2031	379,408	0.1
1,041,500 (2)	THL Credit Wind River 2017-3A CR Clo Ltd., 7.292%, (US0003M + 2.500)%, 04/15/2035	976,673	0.4
576,056 (2)	TIF Funding II LLC 2021-1A A, 1.650%, 02/20/2046	486,725	0.2
331,263 (1)(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.320%, 11/25/2057	319,185	0.1
738,000 (2)	Trafigura Securitisation Finance PLC 2021-1A B, 1.780%, 01/15/2025	670,140	0.3
749,490 (2)	Triton Container Finance VIII LLC 2021-1A B, 2.580%, 03/20/2046	626,940	0.3
333,280 (2)	Venture 33 CLO Ltd. 2018-33A CR, 7.072%, (US0003M + 2.280)%, 07/15/2031	308,940	0.1
1,127,424 (2)	Venture XXI CLO Ltd. 2015-21A DR, 7.592%, (US0003M + 2.800)%, 07/15/2027	1,092,634	0.5
658,240 (2)	Vivint Solar Financing VII LLC 2020-1A A, 2.210%, 07/31/2051	518,115	0.2
1,716,499 (2)	Wingstop Funding LLC 2020-1A A2, 2.841%, 12/05/2050	1,511,563	0.6
1,942,932 (2)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	1,634,844	0.7
		45,203,802	19.1
	Student Loan Asset-Backed Securities: 2.8%
312,158 (2)	Laurel Road Prime Student Loan Trust 2019-A BFX, 3.000%, 10/25/2048	288,212	0.1
790,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	681,591	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
459,000 (1)(2)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	$421,568	0.2
376,000 (1)(2)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	335,663	0.1
376,000 (2)	SoFi Professional Loan Program 2017-D BFX LLC, 3.610%, 09/25/2040	336,836	0.2
1,205,000 (2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	1,079,212	0.5
602,000 (2)	SoFi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	567,518	0.2
632,000 (2)	SoFi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	593,319	0.3
1,521,000 (2)	SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	1,219,538	0.5
1,235,000 (2)	SoFi Professional Loan Program 2020-C BFX Trust, 3.360%, 02/15/2046	1,028,807	0.4
		6,552,264	2.8
	Total Asset-Backed Securities (Cost $54,003,464)	54,381,067	23.0
	Total Long-Term Investments (Cost $220,995,253)	222,323,670	94.0
SHORT-TERM INVESTMENTS: 5.3%
	Commercial Paper: 3.6%
3,500,000	Agilent Technologies, Inc., 4.890%, 04/06/2023	3,497,031	1.5
2,000,000	Dominion Energy, Inc., 5.040%, 04/03/2023	1,999,157	0.8
3,000,000	Equifax, Inc., 5.200%, 04/06/2023	2,997,445	1.3
	Total Commercial Paper (Cost $8,494,794)	8,493,633	3.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
4,098,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730% (Cost $4,098,000)	$4,098,000	1.7
	Total Short-Term Investments (Cost $12,592,794)	12,591,633	5.3
	Total Investments in Securities (Cost $233,588,047)	$234,915,303	99.3
	Assets in Excess of Other Liabilities	1,547,732	0.7
	Net Assets	$236,463,035	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2023.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Rate shown is the 7-day yield as of March 31, 2023.

Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$71,290,012	$—	$71,290,012
Asset-Backed Securities	—	54,381,067	—	54,381,067
Commercial Mortgage-Backed Securities	—	95,292,353	1,360,238	96,652,591
Short-Term Investments	4,098,000	8,493,633	—	12,591,633
Total Investments, at fair value	$4,098,000	$229,457,065	$1,360,238	$234,915,303
Other Financial Instruments+
Futures	233,882	—	—	233,882
Total Assets	$4,331,882	$229,457,065	$1,360,238	$235,149,185
Liabilities Table
Other Financial Instruments+
Futures	$(1,680,924)	$—	$—	$(1,680,924)
Total Liabilities	$(1,680,924)	$—	$—	$(1,680,924)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following futures contracts were outstanding for Voya VACS Series SC Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Long Bond	24	06/21/23	$3,147,750	$83,199
U.S. Treasury Ultra Long Bond	30	06/22/23	4,233,750	150,683
			$7,381,500	$233,882
Short Contracts:
U.S. Treasury 10-Year Note	(27)	06/21/23	(3,102,891)	(103,415)
U.S. Treasury 2-Year Note	(116)	06/30/23	(23,948,563)	(47,207)
U.S. Treasury 5-Year Note	(510)	06/30/23	(55,848,984)	(1,305,980)
U.S. Treasury Ultra 10-Year Note	(50)	06/21/23	(6,057,031)	(224,322)
			$(88,957,469)	$(1,680,924)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$233,882
Total Asset Derivatives		$233,882
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$1,680,924
Total Liability Derivatives		$1,680,924

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments . In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 202 3 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(10,231)
Total	$(10,231)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,447,042)
Total	$(1,447,042)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $232,141,005.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,643,736
Gross Unrealized Depreciation	(1,316,480)
Net Unrealized Appreciation	$1,327,256
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year or period ended March 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya VACS Series EMCD Fund(1)	NII	$0.4091
	LTCG	$0.0159
Voya VACS Series EMHCD Fund(2)	NII	$0.0678
Voya VACS Series HYB Fund(3)	NII	$0.0754
Voya VACS Series SC Fund(4)	NII	$0.0348

NII – Net investment income
LTCG – Long-term capital gain
(1)
Formerly, Voya Emerging Markets Corporate Debt Fund. Fund had a Class P shares designation prior to November 18, 2022.

(2)
Commenced operations on February 17, 2023.

(3)
Commenced operations on February 24, 2023.

(4)
Commenced operations on March 3, 2023.

Voya VACS Series EMCD Fund designates $174,985 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present VFT – November 2007 – Present VSPT – July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2005 – Present VSPT – May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2006 – Present VSPT – May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2006 – Present VSPT – May 2007 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 − Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	VFT – March 2005 – Present VSPT – March 2007 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	VFT – November 2003 – Present VSPT – March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	VFT – May 2006 – Present VSPT – March 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 − Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	VFT – October 2000 – Present VSPT – March 2007 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 − Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 − April 2019).
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund), a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the first quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for the three-year and five-year periods and underperformed for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2023.
BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS FOR NEW FUNDS
Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya VACS Series EMHCD Fund (“Series EMHCD Fund”), a series of Voya Separate Portfolios Trust (“VSPT”); Voya VACS Series HYB Fund (“Series HYB Fund”), a series of Voya Funds Trust (“VFT”); and Voya VACS Series SC Fund (“Series SC Fund”), a series of VSPT (each, a “VACS Fund” and collectively, the “VACS Series Funds”) can enter into a new investment management or sub-advisory contract only if the Boards of Trustees (the “Board”) of VSPT and VFT (together, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the VACS Series Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), determines to approve the new arrangements. Thus, at its meeting held on November 17, 2022, the Board considered the initial approval of the investment management contracts (the “Management Contracts”) with Voya Investments, LLC (“VIL” or the “Adviser”) and the sub-advisory contracts (the “Sub-Advisory Contracts”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) (together, the “Contracts”) for the VACS Series Funds.
In determining whether to initially approve the Contracts for the VACS Series Funds, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination of whether the Contracts should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Contracts.
The materials provided to the Board in support of each VACS Fund and the VACS Series Funds’ Contracts included the following: (1) a memorandum and presentation materials presenting management’s rationale for proposing the launch of the VACS Series Funds that discuss, among other things, VIL’s experience and expertise in the management of other funds within the Voya funds complex with similar investment objectives and strategies, including the existing VACS Series Funds; (2) information about the VACS Series Funds’ proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the VACS Series Funds that compare the VACS Series Funds’ proposed fee structure to its comparable selected peer group (“SPG”) and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of Contracts for the VACS Series Funds; (5) a memorandum provided by counsel to the Independent Trustees summarizing the guidelines relevant to the Board’s consideration of the approvals of the Management Contracts; (6) a memorandum and other information provided in response to Section 15(c) requests to the Adviser and Sub-Advisers by counsel to the Independent Trustees on behalf of the Board; and (7) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of other funds in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contracts with VIL on behalf of each VACS

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the VACS Series Funds under the proposed Management Contracts; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contracts in light of the services to be provided to the VACS Series Funds; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the VACS Series Funds, including that: (a) the proposed management fee for each VACS Fund is below the average and median management fees of the funds in the Fund’s SPG, and (b) the estimated net annual operating expenses for each VACS Fund are below the average and median expense ratios of the funds in the Fund’s SPG; (6) management’s representations that the VACS Series Funds’ management fee structure is consistent within the VACS Series Funds suite; (7) the projected profitability of VIL; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other series of the Registrants; (9) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (10) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2022 meeting, as well as the annual contract renewal Board meetings regarding existing series of the Voya funds, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the VACS Series Funds.
In reviewing the proposed Sub-Advisory Contracts with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM, including its strength and reputation in the industry, and its sub-advisory services; (2) the information that had been provided by Voya IM in advance of the November 17, 2022 meeting at which Voya IM presented with respect to its sub-advisory services; (3) the nature, extent and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contracts; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by Voya IM as the VACS Series Funds’ Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to prevent violation of the Federal securities laws, which had been reviewed and evaluated by the Chief Compliance Officer of the Registrants; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the VACS Series Funds’ investment objectives and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.
With respect to the nature, extent and quality of services to be provided by the Adviser and Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/ on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the VACS Series Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides reports to the Investment Review Committees (“IRCs”) at their meetings prior to sub-adviser presentations. In addition, the Board considered that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also considered that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise. Because each VACS Fund was similar to a predecessor fund, the Board also considered performance information from that predecessor fund, which was managed by the investment management team with similar investment processes.
The Board considered that the VACS Series Funds also can benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the VACS Series Funds’ shareholders, beyond investment management services, from being part of the Voya family of funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers.
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts with respect to each VACS Fund are fair and reasonable to the VACS Series Funds and that approval of the Contracts is in the best interests of each VACS Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable by each VACS Fund under the Contracts. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the Contracts for each VACS Fund.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02119

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
220645         (0323-052523)

(b)       Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal years ended March 31, 2023 and March 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $125,370 for the year ended March 31, 2023 and $96,000 for the year ended March 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2023 and $0 for the year ended March 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $27,900 for the year ended March 31, 2023 and $46,500 for the year ended March 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2023 and $0 for the year ended March 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended March 31, 2023 and March 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Separate Portfolios Trust	$27,900	$46,500
Voya Investments, LLC (1)	$12,786,749	$12,427,919

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Separate Portfolios Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2023